    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 2001

                                                     1933 Act File No. 333-05677
                                                     1940 Act File No. 811-07669

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]   Pre-Effective Amendment No.

[X]   Post-Effective Amendment No. 12

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]   Amendment No. 14

                        (Check appropriate box or boxes)

BERGER WORLDWIDE FUNDS TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

210 University Boulevard, Suite 900, Denver, Colorado               80206
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                   (Zip Code)

Registrant's Telephone Number, including Area Code:       (303) 329-0200
                                                   -----------------------------

Jack R. Thompson, 210 University Boulevard, Suite 900, Denver, CO 80206
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

The series of the Berger Worldwide Funds Trust covered by this registration statement are "feeder funds" in a "master/feeder" fund arrangement. This registration statement includes a signature page for the master trust, Berger Worldwide Portfolios Trust.

It is proposed that this filing will become effective: (check appropriate box)

                  Immediately upon filing pursuant to paragraph (b)
        ----
         XX       on January 29, 2001, pursuant to paragraph (b)

                  60 days after filing pursuant to paragraph (a)(1)
        ----
                  on (date), pursuant to paragraph (a)(1)
        ----
                  75 days after filing pursuant to paragraph (a)(2)
        ----
                  on (date), pursuant to paragraph (a)(2) of Rule 485
        ----
                  on (date), pursuant to paragraph (a)(3)
        ----

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest of the Berger International Fund, the International Equity Fund and the Berger International CORE Fund

                                EXPLANATORY NOTE

         This amendment to the Registration Statement of Berger Worldwide Funds Trust contains the following:

Three Prospectuses:

         One for the combined retail Berger Funds, including the Berger International Fund

         One for the International Equity Fund

         One for the Berger International CORE Fund

Three Statements of Additional Information:

         One for the combined retail Berger Funds, including the Berger International Fund

         One for the International Equity Fund

         One for the Berger International CORE Fund

One Part C

                        January 29, 2001


                        BERGER FUNDS
                        PROSPECTUS



                        [BERGER FUNDS LOGO]


                        BERGER GROWTH FUND

                        BERGER LARGE CAP GROWTH FUND

                        BERGER MID CAP GROWTH FUND

                        BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES

                        BERGER NEW GENERATION FUND - INVESTOR SHARES

                        BERGER SELECT FUND

                        BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES

                        BERGER INTERNATIONAL FUND

                        BERGER MID CAP VALUE FUND

                        BERGER BALANCED FUND

The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus, or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money in the Funds.

Berger Funds, Berger New Generation Fund, Berger Small Company Growth Fund, Berger Balanced Fund, Berger Mid Cap Growth Fund and Berger Mid Cap Value Fund are registered service marks of Berger LLC; the Berger Mountain logo is a registered trademark of Berger LLC; Berger Information Technology Fund, Berger Select Fund, Berger International Fund, Berger Growth Fund and Berger Large Cap Growth Fund are service marks of Berger LLC; other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

Contents

BERGER FUNDS(R) are a no-load family of mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. Each of the following sections introduces a Fund, its goal(s), principal investment strategies and principal risks. They also contain expense and performance information.




Berger Growth Fund(SM) ........................................................  4

Berger Large Cap Growth Fund(SM) ..............................................  6

Berger Mid Cap Growth Fund(R) Berger ..........................................  8

Berger Small Company Growth Fund(R) - Investor Shares ......................... 10

New Generation Fund(R) - Investor Shares ...................................... 12

Berger Select Fund(SM) ........................................................ 14

Berger Information Technology Fund(SM) - Investor Shares ...................... 16

Berger International Fund(SM) ................................................. 18

Berger Mid Cap Value Fund(R) .................................................. 20

Berger Balanced Fund(R) ....................................................... 22

Investment Techniques, Securities and Associated Risks ........................ 24

Risk and Investment Table ..................................................... 25

Risk and Investment Glossary .................................................. 26

Buying Shares ................................................................. 28

Selling (Redeeming) Shares .................................................... 29

Information About Your Account ................................................ 30

Exchanging Shares ............................................................. 30

Signature Guarantees/Special Documentation .................................... 30

Your Share Price .............................................................. 30

Other Information About Your Account .......................................... 31

Distributions and Taxes ....................................................... 33

Tax-Sheltered Retirement Plans ................................................ 33

Organization of the Berger Funds Family ....................................... 34

Investment Managers ........................................................... 34

12b-1 Arrangements ............................................................ 36

Special Fund Structures ....................................................... 36

Financial Highlights for the Berger Funds Family .............................. 37

Berger Growth Fund ............................................................ 37

Berger Large Cap Growth Fund .................................................. 38

Berger Mid Cap Growth Fund .................................................... 38

Berger Small Company Growth Fund - Investor Shares ............................ 39

Berger New Generation Fund - Investor Shares .................................. 39

Berger Select Fund ............................................................ 40

Berger Information Technology Fund - Investor Shares .......................... 40

Berger International Fund ..................................................... 42

Berger Mid Cap Value Fund ..................................................... 44

Berger Balanced Fund .......................................................... 45



                             Berger Funds - January 29, 2001 Combined Prospectus

4

Berger
Growth Fund                   Ticker Symbol                                BEONX

The Fund's Goal and Principal Investment Strategies

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of established companies with the potential for growth.

Stock selection by the Fund's investment manager focuses on companies believed to have strong growth potential regardless of the company's size.

The Fund's investment manager generally looks for companies with:

o  Opportunities for rapid revenue and earnings growth

o  Large market potential for their products and services

o Strong, capable management teams that have the vision necessary to increase their market share in growing industries.

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.


Although the Fund is expected to invest in stocks of companies of all sizes, including large companies, the Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Small and mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments may focus in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.


See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflects Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                     [GRAPH]

1991                          88.81%

1992                           8.53%

1993                          21.20%

1994                          -6.66%

1995                          21.34%

1996                          13.73%

1997                          13.57%

1998                          16.23%

1999                          52.28%

2000                         -18.89%

BEST QUARTER:   12/31/99      42.88%

WORST QUARTER:  12/31/00     -27.99%



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500), an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                 1 Year      5 Years   10 Years
                 ------      -------   --------
The Fund          -18.89%     13.14%    17.96%

S&P 500            -9.10%     18.33%    17.44%


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .69

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .19
                                                                             ---

Total Annual Fund Operating Expenses                                        1.13
                                                                            ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                         $
-----                                                                     -----
One                                                                         115

Three                                                                       359

Five                                                                        622

Ten                                                                       1,375


                             Berger Funds - January 29, 2001 Combined Prospectus

6

Berger Large Cap
Growth Fund                        Ticker Symbol                           BEOOX


The Fund's Goal and Principal Investment Strategies


The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the securities of large, well-established companies that have potential for growth.

Security selection focuses on the common stocks and convertible securities of companies that have demonstrated a history of growth in revenues and earnings.

The Fund's investment manager generally looks for companies with:

o  Opportunities for above-average revenue and earnings growth

o  Strong market positions for their products and services

o Strong, seasoned management teams with well-established and clearly defined strategies.


Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities of companies whose market capitalization, at the time of initial purchase, is $10 billion or more. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's). The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.


Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risks. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. In addition, if the Fund does engage in active trading, this will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]


YEAR                              %
----                          -----
1991                          60.97%

1992                           4.82%

1993                          23.57%

1994                          -9.07%

1995                          23.92%

1996                          15.61%

1997                          22.70%

1998                          22.49%

1999                          61.32%

2000                         -11.26%

BEST QUARTER:    12/31/99     40.64%

WORST QUARTER:   12/31/00    -20.04%



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500), an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500, and unlike the Fund, it does not incur fees or charges.



Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000(1)



                  1 Year      5 Years   10 Years
                  ------      -------   --------
The Fund          -11.26%    19.99%    19.31%

S&P 500            -9.10%    18.33%    17.44%



(1) Effective January 29, 2001, the Fund changed its name and non-fundamental investment strategies from that of a growth and income fund to a large cap growth fund.


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .74

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .19
                                                                            ----

Total Annual Fund Operating Expenses                                        1.18
                                                                            ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o 5% total return for each year - Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


YEARS                                                                          $
-----                                                                      -----
One                                                                          120

Three                                                                        375

Five                                                                         649

Ten                                                                        1,432


                             Berger Funds - January 29, 2001 Combined Prospectus

8

Berger Mid Cap
Growth Fund                        Ticker Symbol                           BEMGX

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies with the potential for strong revenue and earnings growth.

Stock selection focuses on companies that commit their resources to innovative products or services for unique, changing or rapidly growing markets.

The Fund's investment manager generally looks for companies with:

o Strong revenue and earnings growth fundamentals and leading market share in their industry or business sector

o  Strong management teams with established organizational structures

o  Strong balance sheets and the ability to efficiently finance their growth.

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization falls, at the time of initial purchase, within a range of $1 billion to the 12-month average of the maximum market capitalization for companies included in the Standard & Poor's Mid Cap 400 Index (S&P 400). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)


                                    [GRAPH]



1998                                            54.38%

1999                                           151.46%

2000                                           -25.15%

BEST QUARTER:   12/31/99                        75.17%

WORST QUARTER:  12/31/00                       -33.09%



(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 400, an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. While the Fund does not seek to match the returns of the S&P 400, this index is a good indicator of general stock market performance for mid-sized companies. You may not invest in the S&P 400, and unlike the Fund, it does not incur fees or charges.



Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                         Life of the Fund
                           1 Year       (December 31, 1997)
                           ------       -------------------
The Fund                  -25.15%            42.70%

S&P 400                    17.50%             17.10%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                             %
---------------------------------                                          ----
Management fee                                                              .75

Distribution (12b-1) fee                                                    .25

Other expenses                                                              .28
                                                                           ----

Total Annual Fund Operating Expenses                                       1.28
                                                                           ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


YEARS                                                                          $
-----                                                                      -----
One                                                                          130

Three                                                                        406

Five                                                                         702

Ten                                                                        1,545

                             Berger Funds - January 29, 2001 Combined Prospectus

10

Berger Small Company
Growth Fund -
Investor Shares                    Ticker Symbol                           BESCX

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid revenue and earnings growth.

The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

The Fund's investment manager generally looks for companies with:

o An innovative technology, product or service that may enable the company to be a market share leader

o  Strong entrepreneurial management with clearly defined strategies for growth

o  Relatively strong balance sheets.

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index (Russell 2000). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [GRAPH]



1994                                 13.73%

1995                                 33.80%

1996                                 16.77%

1997                                 16.16%

1998                                  3.17%

1999                                104.39%

2000                                 -8.27%

BEST QUARTER:  12/31/99              58.97%

WORST QUARTER:  9/30/98             -29.22%



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Russell 2000, an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. While the Fund does not seek to match the returns of the Russell 2000, this index is a good indicator of small company stock market performance. You may not invest in the Russell 2000, and unlike the Fund, it does not incur fees or charges.


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                             Life of the Fund
                 1 Year        5 Years      (December 30, 1993)
                 ------        -------      -------------------
The Fund         -8.27%       21.28%            21.84%

Russell 2000     -3.02%       10.31%            10.86%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                             %
---------------------------------                                          ----
Management fee                                                              .81

Distribution (12b-1) fee                                                    .25

Other expenses                                                              .21
                                                                           ----

Total Annual Fund Operating Expenses                                       1.27
                                                                           ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


YEARS                                                                          $
-----                                                                      -----
One                                                                          129

Three                                                                        403

Five                                                                         697

Ten                                                                        1,534


                             Berger Funds - January 29, 2001 Combined Prospectus

12

Berger New
Generation Fund -
Investor Shares                         Ticker Symbol                    BENGX

The Fund's Goal and Principal Investment Strategies


The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies with potential for significant revenue and earnings growth.


The Fund focuses on leading-edge companies with new ideas, technologies or methods of doing business. Its investment manager seeks companies it believes have the potential to change the direction or dynamics of the industries in which they operate or significantly influence the way businesses or consumers conduct their affairs.

The Fund's investment manager generally looks for companies:

o In business sectors characterized by rapid change, regardless of the company's size

o With favorable long-term growth potential because of their new or innovative products or services

o With management and financial strength to fulfill their vision and grow their business.

The Fund invests in common stocks, both domestic and foreign, and other securities with equity features, such as convertible securities and preferred stocks. Due to the Fund's focus on companies with the characteristics described above, the Fund generally is weighted toward small market capitalization companies, although it is free to invest in companies with larger market capitalizations as well. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

Given the Fund's weighting toward small companies in rapidly changing industries, its share price may fluctuate more than that of funds invested in larger companies or more stable industries. Small companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In addition, products and services in rapidly changing industries may be subject to intense competition and rapid obsolescence and may require regulatory approvals prior to their use. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.



YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)


                                    [GRAPH]



1997                              24.22%

1998                              23.00%

1999                             144.20%

2000                             -38.68%

BEST QUARTER:   12/31/99          52.95%

WORST QUARTER:  12/31/00         -43.89%



(1)Initial Public Offerings constituted a significant portion of the Fund's performance during 1999 and there can be no assurance that IPOs will have such an impact in the future.


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500), an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                  Life of the Fund
                  1 Year          (March 29, 1996)
                  ------          ----------------
The Fund          -38.68%            22.66%

S&P 500            -9.10%            18.33%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .83

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .22
                                                                            ----

Total Annual Fund Operating Expenses                                        1.30
                                                                            ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                          $
-----                                                                      -----
One                                                                          132

Three                                                                        412

Five                                                                         713

Ten                                                                        1,568



                             Berger Funds - January 29, 2001 Combined Prospectus

14

Berger
Select Fund                        Tickler Symbol                          BESLX

The Fund's Goal and Principal Investment Strategies


The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of companies with superior potential for strong revenue and earnings growth.

This nondiversified Fund normally invests in a core portfolio of 20-30 common stocks selected by the Fund's portfolio management team. Each co-portfolio manager selects a portion of the stocks that comprise the portfolio. The stock selection focuses on companies of any size whose growth potential is not yet fully reflected in the company's stock price.


The Fund's investment manager generally looks for companies with:

o Solid fundamental growth opportunities and that are market share leaders in their industries or have the potential to develop a large market for their products and services

o Strong, capable management teams with clearly defined strategies for revenue and earnings growth

o A catalyst for positive earnings developments such as evolving product cycles, special situations or changing economic conditions.

The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal. Due to this and the Fund's relatively small number of holdings, the annual portfolio turnover rate may be higher than other mutual funds.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than the market in general and most equity funds because of its ability as a nondiversified fund to take larger positions in a smaller number of companies. As a result, the gains or losses on a single stock will have a greater impact on the Fund's share price. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]


1998                                            72.26%

1999                                            81.68%

2000                                           -32.68%

BEST QUARTER:   12/31/99                        54.19%

WORST QUARTER:  12/31/00                       -33.35%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500), an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500, and unlike the Fund, it does not incur fees or charges.


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                              Life of the Fund
                                 1 Year      (December 31, 1997)
                                 ------      -------------------
The Fund                         -32.68%          28.19%

S&P 500                           -9.10%          12.26%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .75

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .23
                                                                            ----

Total Annual Fund Operating Expenses                                        1.23
                                                                            ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                          $
-----                                                                      -----
One                                                                          125

Three                                                                        390

Five                                                                         676

Ten                                                                        1,489



                             Berger Funds - January 29, 2001 Combined Prospectus

16

Berger Information
Technology Fund -
Investor Shares                  Ticker Symbol                             BINVX

The Fund's Goal and Principal Investment Strategies


The Fund aims for capital appreciation. In pursuing that goal, the Fund invests at least 80% of its assets in common stocks of companies in the information technology group of industries, such as software, hardware, computer consulting services, communications and Internet services and products. The Fund's investment manager analyzes trends in information technology spending and demand, then identifies companies it believes are best positioned to benefit from those trends. The Fund generally invests the remainder of its assets in information technology-related companies whose stock price the investment manager believes is undervalued relative to their assets, earnings, cash flow or business franchise.


The Fund's investment manager generally looks for companies:

o  That dominate their industries or a particular market segment

o That have or are developing products or services that represent significant technological advancements or improvements

o That have strong fundamentals, strong management and strong product positioning.

The Fund primarily invests in common stocks. The Fund is free to invest in companies of any size market capitalization. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

Given the Fund's concentration in industries that are rapidly changing, its share price may fluctuate more than that of funds invested in more stable industries. Companies in the information technology industries may have narrow product lines and their products and services are often subject to intense competition and rapid obsolescence.

Because the Fund's investments are focused in the information technology sector, the Fund is more susceptible to adverse events and market pressures impacting the industries included in that sector, which may pose greater market and liquidity risk.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]



1998                                              62.72%

1999                                             161.40%

2000                                             -28.06%

BEST QUARTER:  12/31/99                           97.35%

WORST QUARTER: 12/31/00                          -33.96%

(1) Initial Public Offerings constituted a significant portion of the Fund's performance during 1999 and there can be no assurance that IPOs will have such an impact in the future.

Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Wilshire 5000 Index (Wilshire 5000), an unmanaged index, with dividends reinvested, which measures the performance of all U.S. headquartered equity securities with readily available price data. While the Fund does not seek to match the returns of the Wilshire 5000, this index is a good indicator of general stock market performance. You may not invest in the Wilshire 5000, and unlike the Fund, it does not incur fees or charges.


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                                                Life of the Fund
                                         1 Year                  (April 8, 1997)
                                         -------                ----------------
The Fund                                 -28.06%                   45.78%

Wilshire 5000                            -10.89%                   16.12%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.



SHAREHOLDER TRANSACTION EXPENSES                                              %
--------------------------------                                           ----
Redemption Fee (as a percentage of amount
redeemed or exchanged if shares are held
less than 6 months)                                                        1.00

Exchange Fee*                                                              None



ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .85

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .53
                                                                            ----

Total Annual Fund Operating Expenses                                        1.63
                                                                            ====

*The 1% redemption fee referenced in the table will be imposed on shares exchanged if held less than 6 months, since an exchange is treated as a redemption followed by a purchase.

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                          $
-----                                                                      -----
One                                                                          166

Three                                                                        514

Five                                                                         887

Ten                                                                        1,933


                             Berger Funds - January 29, 2001 Combined Prospectus

18


Berger
International Fund                      Ticker Symbol                      BBINX

 The Fund's Goal and Principal Investment Strategies

The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in common stocks of well-established foreign companies. The Fund invests all of its assets in the Berger International Portfolio (Portfolio), which has the same goals and policies as the Fund.


The Portfolio's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.


The Portfolio's investment manager generally looks for companies with:

o Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

o Business operations predominantly in well-regulated and more stable foreign markets

o Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.


The Portfolio invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. Recently, the Portfolio has been weighted toward the United Kingdom, Europe and selectively in Japan and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Portfolio's assets are invested in mid-sized to large capitalization companies. The Portfolio's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.


See "Organization of the Berger Funds Family--Special Fund
Structures--Master/Feeder" later in this prospectus for more information on the Fund's investment in the Portfolio.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of international investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment. There are additional risks with investing in foreign countries, especially in developing countries--specifically, economic, market, currency, liquidity, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. In addition, foreign stocks may not move in concert with the U.S. markets. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts, which may present hedging, credit, correlation, opportunity and leverage risks.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000(1). These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.

Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years(1).

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                     [GRAPH]


1991                                               13.18%

1992                                               10.21%

1993                                               36.38%

1994                                               -7.80%

1995                                               18.78%

1996                                               18.51%

1997                                                2.90%

1998                                               14.92%

1999                                               30.90%

2000                                              -10.36%

BEST QUARTER: 12/31/99                             20.54%

WORST QUARTER: 9/30/98                            -16.79%



Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index), an unmanaged index, with dividends reinvested, which represents major overseas stock markets. While the Fund does not seek to match the returns of the EAFE Index, this index is a good indicator of foreign stock markets. You may not invest in the EAFE Index, and unlike the Fund, it does not incur fees or charges.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000(1)




                                                            Life of the Fund
                    1 Year         5 Years      10 Years     (July 31, 1989)
                    --------       -------      --------     ---------------
The Fund            -10.36%       10.46%        11.85%          11.81%

EAFE Index          -13.96%        7.43%         8.56%           5.41%



1. Predecessor Performance: Performance figures covering periods prior to October 11, 1996, include the performance of a pool of assets advised by the Portfolio's investment manager for periods before the Portfolio began operations. This performance has been adjusted to reflect the increased expenses expected in operating the Fund, net of fee waivers. The asset pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, its performance might have been adversely affected.


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee(2)                                                            .85

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .58
                                                                            ----

Total Annual Fund Operating Expenses                                        1.68
                                                                            ====

(1) Annual fund operating expenses consist of the Fund's expenses plus the Fund's share of the expenses of the Portfolio.


(2) Effective May 12, 2000, the investment advisory fee charged to the Portfolio was reduced to the following rates of average daily net assets; 0.85% of the first $500 million of average daily net assets: 0.80% of the next $500 million and 0.75% of all amounts in excess of $1 billion. The amount shown reflects the restated advisory fee.


Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                          $
-----                                                                      -----
One                                                                          171

Three                                                                        530

Five                                                                         913

Ten                                                                        1,987


                             Berger Funds - January 29, 2001 Combined Prospectus

20

Berger Mid Cap
Value Fund                     Ticker Symbol                               BEMVX

The Fund's Goal and Principal Investment Strategies

The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued.

Investment selection focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

The Fund's investment manager generally looks for companies with:

o A low price relative to their assets, earnings, cash flow or business franchise

o  Products and services that give them a competitive advantage

o  Quality balance sheets and strong management.

The investment manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within a range of $1 billion to the 12-month average of the maximum market capitalization for companies included in the Standard & Poor's Mid Cap 400 Index (S&P 400).This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager may actively trade the portfolio in pursuit of the Fund's goal.

Principal Risks

You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as special situations which could present increased market and information risks. The Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show how the Fund's performance has varied by illustrating the difference for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

                                    [GRAPH]


1999                                            21.56%

2000                                            27.34%

BEST QUARTER:  6/30/99                          20.79%

WORST QUARTER: 9/30/99                          -9.72%


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the S&P 400, an unmanaged index with dividends reinvested, and is generally representative of the market for mid-sized companies. While the Fund does not seek to match the returns of the S&P 400, this index is a good indicator of general stock market performance for mix-sized companies. You may not invest in the S&P 400, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                                     Life of the Fund
                           1 Year    (August 12, 1998)
                           ------    ----------------
The Fund                    27.34%         27.01%

S&P 400                     17.50%         19.73%


Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                    %
---------------------------------                 ----
Management fee                                     .75

Distribution (12b-1) fee                           .25

Other expenses                                     .59
                                                  ----

Total Annual Fund Operating Expenses              1.59
                                                  ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


Years                                                                          $
-----                                                                      -----
One                                                                          162

Three                                                                        502

Five                                                                         866

Ten                                                                        1,889



                             Berger Funds - January 29, 2001 Combined Prospectus

22

Berger
Balanced Fund                      Ticker Symbol                           BEBAX

The Fund's Goals and Principal Investment Strategies

The Fund aims for capital appreciation and current income. In pursuing these goals, the Fund primarily invests in a diversified group of domestic equity and fixed-income securities.

The allocation between equity and fixed-income securities is based upon the investment manager's assessment of available investment opportunities and relevant market, economic and financial factors.

The Fund's investment manager generally looks for companies with:

o Reasonably priced equity securities with strong, consistent and predictable earnings growth rates

o  Strong, seasoned management teams and competitive products or services

o  Well-capitalized balance sheets.


The Fund's equity investments consist primarily of common stocks of companies with mid-sized to large market capitalizations. The Fund's fixed-income investments are a variety of income-producing securities, such as short- to long-term corporate, U.S. government and government agency debt securities, convertible securities, preferred stocks and mortgage-backed securities. The investment manager believes its investment style emphasizing equity securities offers shareholders the opportunity for capital appreciation along with a reasonable level of capital preservation. Normally, equity securities are expected to range from 45% to 65% of the Fund's total assets. However, it is the Fund's policy to invest at least 25% of its total assets in fixed-income senior securities and at least 25% in equity securities. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by Standard & Poor's, Ba or lower by Moody's).


The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of equity and fixed-income investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment. The Fund may be riskier than other balanced funds that invest more heavily in fixed-income securities.

To the extent the Fund invests in fixed-income securities it takes on different risks, including movements in interest rates and default on payment of principal or interest, as well as market and call risks. In addition, the Fund may invest in convertible securities rated below investment grade, which may pose greater market, interest rate, prepayment and credit risks. These issuers are less financially secure, and are more likely to be hurt by interest rate movements. When interest rates are low, the Fund's income distributions to you may be reduced or eliminated.

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)


                                    [GRAPH]


1998                          34.38%

1999                          44.58%

2000                          -3.30%

BEST QUARTER:   12/31/99      22.59%

WORST QUARTER:  12/31/00      -8.86%



(1)Initial Public Offerings constituted a significant portion of the Fund's performance during 1998 and 1999 and there can be no assurance that IPOs will have such an impact in the future.


Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500), an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000



                               Life of the Fund
                  1 Year     (September 30, 1997)
                  ------     --------------------
The Fund          -3.30%          33.91%(1)

S&P 500           -9.10%          12.20%


1. Includes returns for the last quarter of 1997, which reflect a higher than normal level of trading activity undertaken to pursue equity opportunities available as the advisor was beginning to implement the Fund's long-term approach to equity management.

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES
(deducted directly from the Fund)                                              %
---------------------------------                                           ----
Management fee                                                               .70

Distribution (12b-1) fee                                                     .25

Other expenses                                                               .19
                                                                            ----

Total Annual Fund Operating Expenses                                        1.14
                                                                            ====

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:



YEARS                                                                          $
-----                                                                      -----
One                                                                          116

Three                                                                        362

Five                                                                         628

Ten                                                                        1,386


Berger Funds - January 29, 2001 Combined Prospectus

24

Investment Techniques,
Securities and
Associated Risks

BEFORE YOU INVEST. . .

in any of the Berger Funds, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Berger Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. The Funds are not a complete investment program, but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money by investing in the Funds.

The table on the opposite page will help you further understand the risks the Funds take by investing in certain securities and the investment techniques used by the Berger Funds. A glossary follows the opposite page. You may get more detailed information about the risks of investing in the Berger Funds in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE

Follow down the columns under the name of the Fund in which you are interested. The boxes will tell you:

    Y Yes, the security or technique is permitted by a Fund and is emphasized by a Fund.

         -----------------------------------------------------------------------

    <    (Note: Character is a hollow Y) Yes, the security or technique is permitted by a Fund.

         -----------------------------------------------------------------------

    N    No, the security or technique is not permitted by a Fund.

         -----------------------------------------------------------------------

    F The restriction is fundamental to a Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)

         -----------------------------------------------------------------------


     5 Use of a security or technique is permitted, but subject to a restriction of up to 5% of total assets.


         -----------------------------------------------------------------------

    25 Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.

         -----------------------------------------------------------------------

    33.3 Use of a security or technique is permitted, but subject to a restriction of up to 33 1/3% of total assets.

         -----------------------------------------------------------------------


    [] (Note: Character is a hollow 5). Use of a security or technique is permitted, but subject to a restriction of up to 5% of net assets.


         -----------------------------------------------------------------------

  [][][] (Note: Character is a hollow 15). Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets.

         -----------------------------------------------------------------------

Notes to table


1. The Funds have no minimum quality standards for convertible securities, although they will not invest in defaulted securities. They also will not invest 20% or more of their assets in convertible securities rated below investment grade or in unrated convertible securities that the advisor or sub-advisor considers to be below investment grade.

2. The Berger Balanced Fund may invest only in mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in privately issued mortgage-backed or asset-backed securities that are rated AA/Aa (S&P/Moody's) or above.

3. The Funds may use futures, forwards and options only for hedging. Not more than 5% of a Fund's net assets may be used for initial margins for futures and premiums for options, although a Fund may have more at risk under these contracts than the initial margin or premium. However, a Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.



Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds



RISK AND INVESTMENT TABLE

                                                                                                                           Berger
                                                            Berger         Berger         Berger            Berger          New
                                                            Growth        Large Cap       Mid Cap       Small Company    Generation
                                                             Fund        Growth Fund    Growth Fund      Growth Fund       Fund
                                                            ------       -----------    -----------     -------------    -----------
Diversification                                                F             F             F                     F             F
------------------------------------------------------------------------------------------------------------------------------------
Small and mid-sized company securities                         Y             <             Y                     Y             Y
Market, liquidity and information risk
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities                                             <             <             <                     <             <
Market, currency, transaction,
liquidity, information and political risk
------------------------------------------------------------------------------------------------------------------------------------
Sector focus                                                   Y             <             Y                     Y             Y
Market and liquidity risk
------------------------------------------------------------------------------------------------------------------------------------
Convertible securities(1)                                      <             Y             <                     <             <
Market, interest rate, prepayment and
credit risk
------------------------------------------------------------------------------------------------------------------------------------
Investment grade bonds (nonconvertible)                        <             <             <                     <             <
Interest rate, market, call and credit risk
------------------------------------------------------------------------------------------------------------------------------------
Companies with limited operating histories                    5F            5F             Y                     Y             Y
Market, liquidity and information risk
------------------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                        [][][]        [][][]        [][][]                [][][]        [][][]
Market, liquidity and transaction risk
------------------------------------------------------------------------------------------------------------------------------------
Special situations                                             <             <             <                     <             <
Market and information risk
------------------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)                                <             <             <                     <             <
Market, liquidity and information risk
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed and asset-backed securities(3)                 N             N             N                     N             N
Interest rate, prepayment, extension,
market and credit risk
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive measures                                   <             <             <                     <             <
Opportunity risk
------------------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                                  NF            NF          33.3                  33.3          33.3
Credit risk
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                                                     5F            5F           25F                   25F           25F
Leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Hedging Strategies
------------------
Financial futures(4)                                          []            []           []                    []            []
Hedging, correlation, opportunity and leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts(4)                          <             <             <                     <             <
Hedging, credit, correlation, opportunity
and leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Options(4) (exchange-traded and
over-the-counter)                                              []            []           []                    []            []
Hedging, credit, correlation and
leverage risk
------------------------------------------------------------------------------------------------------------------------------------
Writing (selling) covered call options(4)                     25            25            25                    25            25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk
------------------------------------------------------------------------------------------------------------------------------------



                                                                            Berger                     Berger
                                                            Berger       Information       Berger      Mid Cap        Berger
                                                            Select        Technology   International    Value        Balanced
                                                            Fund             Fund           Fund        Fund           Fund
                                                            ------       -----------   -------------   -------       --------
Diversification                                                NF             F             F             F             F
-----------------------------------------------------------------------------------------------------------------------------
Small and mid-sized company securities                          <             <             <             Y             <
Market, liquidity and information risk
-----------------------------------------------------------------------------------------------------------------------------
Foreign securities                                              <             <             Y             <             <
Market, currency, transaction,
liquidity, information and political risk
-----------------------------------------------------------------------------------------------------------------------------
Sector focus                                                    Y             Y             <             Y             <
Market and liquidity risk
-----------------------------------------------------------------------------------------------------------------------------
Convertible securities1                                         <             <             <             <             Y
Market, interest rate, prepayment and
credit risk
-----------------------------------------------------------------------------------------------------------------------------
Investment grade bonds (nonconvertible)                         <             <             <             <             Y
Interest rate, market, call and credit risk
-----------------------------------------------------------------------------------------------------------------------------
Companies with limited operating histories                      <             <             <             <             <
Market, liquidity and information risk
-----------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities                         [][][]        [][][]        [][][]        [][][]        [][][]
Market, liquidity and transaction risk
-----------------------------------------------------------------------------------------------------------------------------
Special situations                                              <             <             <             Y             <
Market and information risk
-----------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings (IPOs)                                 <             <             <             <             <
Market, liquidity and information risk
-----------------------------------------------------------------------------------------------------------------------------
Mortgage-backed and asset-backed securities(3)                  N             N             N             N             <
Interest rate, prepayment, extension,
market and credit risk
-----------------------------------------------------------------------------------------------------------------------------
Temporary defensive measures                                    <             N             N             <             <
Opportunity risk
-----------------------------------------------------------------------------------------------------------------------------
Lending portfolio securities                                 33.3          33.3          33.3          33.3          33.3
Credit risk
-----------------------------------------------------------------------------------------------------------------------------
Borrowing                                                     25F           25F           25F           25F           25F
Leverage risk
-----------------------------------------------------------------------------------------------------------------------------
Hedging Strategies
------------------
Financial futures(4)                                           []            []             N            []            []
Hedging, correlation, opportunity and leverage risk
-----------------------------------------------------------------------------------------------------------------------------
Forward foreign currency contracts(4)                           <             <             Y             <             <
Hedging, credit, correlation, opportunity
and leverage risk
-----------------------------------------------------------------------------------------------------------------------------
Options(4) (exchange-traded and
over-the-counter)                                              []            []             N            []            []
Hedging, credit, correlation and
leverage risk
-----------------------------------------------------------------------------------------------------------------------------
Writing (selling) covered call options(4)                      25            25             N            25            25
(exchange-traded and over-the-counter)
Opportunity, credit and leverage risk
-----------------------------------------------------------------------------------------------------------------------------



                             Berger Funds - January 29, 2001 Combined Prospectus

26

Risk and Investment
Glossary

BORROWING refers to a loan of money from a bank or other financial institution undertaken by a Fund for temporary or emergency reasons only.

CALL RISK is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increased likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

CONVERTIBLE SECURITIES are debt or equity securities that may be converted on specified terms into stock of the issuer.

CORRELATION RISK occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

CURRENCY RISK happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.


DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the Fund's share price. All of the Berger Funds are diversified funds, except the Berger Select Fund.


EXTENSION RISK is the risk that, as interest rates rise, borrowers are less likely to refinance their mortgages or other debts. As a result, the principal on mortgage-backed or asset-backed securities may be paid later than expected, which could cause the value of the securities to go down.

FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date at a predetermined price.

FOREIGN SECURITIES are issued by companies located outside of the United States. A Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price.

HEDGING RISK comes into play when a Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities.

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as a Fund grows in size.

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.


INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds.


LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Funds lend securities only on a fully collateralized basis.

Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

LIQUIDITY RISK occurs when investments cannot be sold readily. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate and that such movements might reduce an investment's value.

MORTGAGE-BACKED SECURITIES are securities that represent interests in "pools" of mortgages or that are backed by mortgages where the interest and principal payments on the mortgages are "passed-through" to the security holder. Mortgage-backed securities may be issued or guaranteed by the U.S. Government. They may also be privately issued and backed by U.S. Government guaranteed securities or by private arrangements to make them more secure.

ASSET-BACKED SECURITIES are similar, except backed by assets such as car loans or credit card receivables rather than mortgages.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date at a fixed price. Options on securities indexes are similar, but settle in cash.

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. The Funds will not concentrate more than 25% of their total assets in any one industry. Sector focus may increase both market and liquidity risk.

SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by each of the Funds investing primarily in small or mid-sized companies varies by Fund and appears in the description for those Funds under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks.

SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities.

TEMPORARY DEFENSIVE MEASURES may be taken when a Fund's investment manager believes they are warranted because of market conditions. When this happens, the Fund may increase its investment in government securities and other short-term securities without regard to the Fund's investment restrictions, policies or normal investment emphasis.

TRANSACTION RISK means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. This risk may be minimized through an analysis and continuous monitoring, by the Funds' primary custodian, of the custodial risks of using the depository.

WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party, which gives them the right but not the obligation to buy a particular security from you. A Fund will write call options only if it already owns the security (if it is "covered").


                             Berger Funds - January 29, 2001 Combined Prospectus

28

Buying Shares


Minimum Initial Investments
---------------------------

Regular investment                                  $2,000

Low Minimum Investment Plan                         $  100

IRA                                                 $  500

Minimum Subsequent Investments
------------------------------

Regular investment                                  $   50

Regular automatic investment                        $   50

Low Minimum Investment Plan                         $  100
   (required monthly automatic investments)

Send new account applications to

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

OR for overnight, certified or registered mail only

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105


Important notes about paying for your shares

o    Your check must be made payable to Berger Funds.


o    Purchases must be made in U.S. dollars drawn on U.S. banks.


o You may not purchase shares by cash, credit card, third-party checks or checks drawn on foreign banks.

o Telephone and online purchase orders may not exceed $100,000 on the date the order is placed. Shares previously bought by telephone or online access are included in calculating account size only if payment has been received for those shares.

o Orders not paid for on time will be canceled, and shares will be redeemed from your account to compensate for any decline in price of the shares canceled.

o The Funds reserve the right to reject any order and to waive or reduce minimums, or increase minimums following notice.

BY MAIL

o    Read this prospectus.

o    Fill out the application if you are opening a new account.

o    Make out a check to Berger Funds for the amount you want to invest.

o Send the application and check to the Berger Funds in the envelope provided.

o To add to an existing account, be sure to include your account number on your check and mail it to the appropriate address above.

BY TELEPHONE*

o If you already have a Berger Funds account, you may purchase additional shares by telephone order.


o You must pay for them within three business days by wire, electronic funds transfer or overnight delivery of a check. If payment is not received within three business days the trade will be cancelled and your account may be charged for the loss to the Fund.


o Call (800) 551-5849 for current wire or electronic funds transfer instructions.

BY ONLINE ACCESS*

o If you have established a Berger Funds account with electronic funds transfer privileges you may purchase additional shares via online access.

o    You will find us online at bergerfunds.com.

BY SYSTEMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis for a regular minimum or Low Minimum Investment Plan account, fill out the Systematic Investment Plan section of the application. Investments are transferred automatically from your bank account.

o The Low Minimum Investment Plan is designed for investors who would like to begin a regular investment program but are reluctant to commit to higher lump sum initial investments. In order to qualify for the Low Minimum Investment Plan, an investor must commit to automatic monthly investments totaling no less than $100 per month per account. Automatic monthly investments must be made until the value of each account opened under the Plan is at least $2,000 or the account will be assessed an annual charge of $10.

* All shareholders are automatically granted telephone and online transaction privileges unless they decline them explicitly in writing, either on the account application or by writing to the Berger Funds at the address above. You may give up some level of security by choosing to buy and sell shares by telephone or online rather than by mail.

Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


Selling (redeeming)
Shares

Important notes about payment for your redeemed shares

In times of extreme economic or market conditions, transactions by telephone or online may be difficult.

o Generally, payment for your redeemed shares will be sent to you within three business days after receipt of your redemption request in good order.

o You may receive payment for redeemed shares via wire or electronic funds transfer. You may elect these services on the account application or send to the Berger Funds a written request providing your bank information with your signature guaranteed. (See "Signature Guarantees/ Special Documentation" below.)

o Wire and electronic funds transfers are subject to a $1,000 minimum and $100,000 maximum.

o You will be charged $10 if you request a wire transfer. There is no charge for an electronic funds transfer.

o A wire transfer will be sent the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.


o Proceeds from the redemption of shares purchased by check or through electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.


o The Berger Information Technology Fund will deduct a 1% redemption fee from your redemption proceeds if you redeem shares of that Fund held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts or in the case of redemptions resulting from the death of the shareholder.

BY MAIL

o Send a written request indicating your account number and the dollar amount or number of shares you are redeeming to the appropriate address shown under "Buying Shares."

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

BY TELEPHONE*

o    Call (800) 551-5849.

BY ONLINE ACCESS*

o    You will find us online at bergerfunds.com.

BY SYSTEMATIC WITHDRAWAL PLAN

o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.

o A systematic withdrawal plan may be established if you own shares in a Fund worth at least $5,000.

o    Call (800) 551-5849 for more information and forms.

* For limitations on telephone and online redemptions see "Signature Guarantees / Special Documentation" below. Telephone and online redemptions are not available for shares held in retirement accounts sponsored by the Funds.

                             Berger Funds - January 29, 2001 Combined Prospectus

30

Information About
Your Account


Exchanging Shares

Shares of the Funds described in this prospectus may be exchanged for shares of any other Berger Fund or for shares in the Cash Account Trust Portfolios (the CAT Portfolios). The CAT Portfolios are three separately managed, unaffiliated money market funds: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio.

The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of these portfolios by the Berger Funds or Berger LLC. Berger LLC is compensated for administrative services it performs with respect to the CAT Portfolios.

When exchanging shares:

o Each account must be registered identically - have the same signatures and addresses.

o Each Fund or CAT Portfolio must be legally eligible for sale in your state of residence.

o You may exchange out of each of the Berger Funds up to four times per calendar year. At this time, there is no limit on the number of exchanges permitted out of the CAT Portfolios.

o    You may exchange by telephone, online access or mail.

o You are responsible for obtaining and reading the prospectus for the Fund or CAT Portfolio into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Fund or CAT Portfolio are subject to that Fund's or Portfolio's initial and subsequent investment minimums.

o The Berger Information Technology Fund will deduct a 1% redemption fee from the amount you exchange if you exchange shares of that Fund held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts.

The Funds may terminate or modify the exchange privilege in the future.

Signature Guarantees/Special Documentation

The Funds use Signature Guarantees to protect you and the Funds from possible fraudulent requests for redeemed shares. Your redemption request must be in writing and accompanied by a Signature Guarantee if:

o    Your request exceeds $100,000.

o You request that payment be made to a name other than the one on your account registration.

o You request that payment be mailed to an address that has been changed within 30 days of your redemption request or to an address other than the one of record.

o    You change or add information relating to your designated bank.

Berger Funds reserve the right to require Signature Guarantees under other certain circumstances.

You can get a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.

Make sure the Signature Guarantee appears:

o Together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

o On any share certificates you hold for the redeemed shares or on a separate statement of assignment (stock power) that may be obtained from a bank or broker.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, call (800) 551-5849, or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121-9958.

Your Share Price

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of that Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of that Fund's shares outstanding. For Funds offering more than one class of shares, share price is calculated separately for each class.

Each Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange

Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds

Other Information About Your Account

(normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order and accepted by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the New York Stock Exchange on that day.

When the Funds calculate their share price, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees or directors. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

A Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.

SECURITY CONSIDERATIONS

You may give up some level of security by choosing to buy or sell shares by telephone or online, rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record.

The Funds and their service providers are not liable for acting upon instructions communicated by telephone or online that they believe to be genuine if these procedures are followed.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

After any transaction, you will receive written confirmation including the share price and the dollar amount and number of shares bought or redeemed. Exception:
Shares purchased under Systematic Investment Plans or redeemed under Systematic Withdrawal Plans will be confirmed quarterly. Partial shares will be calculated to three decimal places.

SHAREHOLDER REPORTS


To reduce expenses, a Fund may mail only one copy of most financial reports, prospectuses and proxies to your household, even if you have more than one account in the Fund. Call (800) 551-5849 to begin receiving your own copy or if you need additional copies of financial reports, prospectuses or proxy statements.


SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form. If you are selling shares previously issued in certificate form, you need to include the certificate along with your redemption or exchange request. If you have lost your certificate, please call us at (800) 551-5849.

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for first-time or additional investments that are not applicable if you buy shares directly from the Funds.

                             Berger Funds - January 29, 2001 Combined Prospectus

32

Other Information About
Your Account
(continued)


THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, recordkeeping or shareholder communications services) to investors purchasing shares of the Funds through those companies. A Fund's advisor or a Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

DATE-RELATED INFORMATION

Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information. The Funds' advisors are addressing these issues for their computers and are getting reasonable assurances from the Funds' other major service providers that they too are addressing these issues to preserve smooth functioning of the Funds' trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

These computer problems could also adversely affect the Funds' investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Funds' investment managers consider these issues when evaluating investments for the Funds.

REDEMPTIONS IN-KIND

Each Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.

ACCOUNT MINIMUMS


The Funds will charge all shareholder accounts (except IRA accounts) with a balance of less than $2,000 an annual fee of $10 unless the shareholder account is making automatic monthly investments. This charge is designed to help offset the proportionately higher costs of maintaining small accounts.


This charge will apply to accounts that have been over $2,000 at some point in time only if the balance has dropped below this amount because shares were redeemed, not because the share value declined.

Shares in accounts that do not meet the minimum balance requirement applicable to them as described below may also be subject to involuntary redemption by the Funds.

REDEMPTIONS BY THE FUNDS OF CERTAIN ACCOUNTS

To reduce their expenses, all Funds other than the Berger Growth Fund may involuntarily redeem the shares in your account if your balance drops below $2,000 - but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given 60 days' notice before a Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum. Existing shareholders of the following Funds have lower minimum balance requirements and must maintain these minimum balances to avoid involuntary redemption:


                                   If your shares were             Your minimum     If your shares were            Your minimum
Fund                               purchased before...       account balance is     purchased before...      account balance is
----                               -------------------       ------------------     -------------------      ------------------
Berger Large Cap Growth Fund        January 26, 1996                $250             November 28, 1996              $  500

Berger Small Company Growth Fund    January 26, 1996                $250             November 28, 1996              $  500

Berger New Generation Fund                                                           November 28, 1996              $1,000


The Funds also reserve the right to close any account if it believes the shareholder is engaging in activities which may be detrimental to the Funds.

Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


Distributions and Taxes

Distributions of income and gains

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Funds generally make two kinds of distributions:

o Capital gains from the sale of portfolio securities held by a fund. Each Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by a fund. The Funds will distribute their investment income as follows:


                                  Distributions of
Fund                              net investment income
----                              ---------------------
Berger Balanced Fund              Quarterly
                                  (normally in March, June,
                                  September and December)

All other Berger Funds            Annually
                                  (normally in December)



The Funds reserve the right to reinvest into your account undeliverable or uncashed dividend or distribution checks that remain outstanding for six months, or distributions of less than $10. The dividend or distribution amount will be reinvested in shares of the applicable Fund at the NAV next computed after the check is cancelled.


YOUR TAXES

You generally will owe tax on amounts distributed to you by the Funds in any non-retirement account whether you reinvest them in additional shares or receive them in cash. Distributions of gains from the sale of assets held by a Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.


Distributions made by the Funds to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Berger Balanced Fund normally will also distribute net investment income, which is taxed as ordinary income. The other Berger Funds generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing their portfolios will be distributed to you. If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.


ADDITIONAL TAX INFORMATION

You should consult your own tax advisor about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

Tax-Sheltered Retirement Plans


The Funds offer several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA, Education IRA account or other retirement plans, please call (800) 551-5849, or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121-9958. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Funds at (800) 259-2820.


                             Berger Funds - January 29, 2001 Combined Prospectus

34

Organization of the
Berger Funds Family

Investment Managers


The following companies provide investment management and administrative services to the Funds. The advisory fees paid for the most recent fiscal year are shown in the following table as a percentage of each Fund's average daily net assets.

Berger LLC (210 University Blvd., Suite 900, Denver, CO 80206) serves as investment advisor, sub-advisor or administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for 26 years. When acting as investment advisor, Berger LLC is responsible for managing the investment operations of the Funds. Berger LLC also provides administrative services to the Funds.

Bank of Ireland Asset Management (U.S.) Limited (BIAM) (75 Holly Hill Lane, Greenwich, CT 06830 [representative office]; 26 Fitzwilliam Place, Dublin 2, Ireland [main office]) serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As sub-advisor, BIAM provides day-to-day management of the investment operations of the Berger International Portfolio.


Perkins, Wolf, McDonnell & Company (PWM) (53 West Jackson Boulevard, Suite 722, Chicago, IL 60604) has been in the investment management business since 1984 and provides day-to-day management of the investment operations as sub-advisor of the Berger Mid Cap Value Fund.


Bay Isle Financial Corporation (Bay Isle) (160 Sansome Street, 17th Floor, San Francisco, CA 94104) has been in the investment advisory business since 1987. Bay Isle served as investment advisor to the Berger Information Technology Fund (then known as the InformationTech 100(R) Fund) from its inception in April 1997 until July 1999, when Bay Isle became sub-advisor to the Fund. As sub-advisor, Bay Isle provides day-to-day management of the Fund's investment operations.

Berger Funds - January 29, 2001 Combined Prospectus

                                                                    Berger Funds


--------------------------------------------------------------------------------
                  Advisory Fee
Fund              Paid by the     The Fund's Investment Manager
                  Fund or
                  Portfolio
--------------------------------------------------------------------------------
Berger Growth     0.69% paid to   Jay W. Tracey, CFA, Executive Vice President
Fund              Berger LLC      and Chief Investment Officer of Berger LLC,
                                  assumed management of the Fund in August 2000.
                                  Mr. Tracey joined Berger LLC in June 2000.
                                  From November 1995 to May 2000, he was Vice
                                  President and Portfolio Manager of Oppenheimer
                                  Funds where he managed emerging growth funds.
                                  Mr. Tracey has more than 24 years experience
                                  in the investment management industry.
--------------------------------------------------------------------------------
Berger Large Cap  0.74% paid to   Jay W. Tracey, CFA (see Berger Growth Fund)
Growth Fund       Berger LLC      and Steven L. Fossel, CFA (see Berger Balanced
                                  Fund) were appointed team portfolio managers
                                  of the Berger Large Cap Growth Fund in January
                                  2001. Mr. Fossel managed the Fund on an
                                  interim basis from August 2000 to January
                                  2001.
--------------------------------------------------------------------------------
Berger Mid Cap    0.75% paid to   Mark S. Sunderhuse, Executive Vice President
Growth Fund       Berger LLC      of Berger LLC, assumed management of the Fund
                                  in January 2001. Mr. Sunderhuse, along with
                                  Jay W. Tracey (see Berger Growth Fund) team
                                  managed the Fund on an interim basis from June
                                  2000 to January 2001. Mr. Sunderhuse joined
                                  Berger LLC in 1998 and has been a Portfolio
                                  Manager with the Berger Funds since January
                                  1999. From January 1998 to January 1999, he
                                  was Senior Vice President, Marketing, of
                                  Berger LLC. From January 1991 through January
                                  1998, he was Senior Vice President and
                                  Assistant Portfolio Manager with Crestone
                                  Capital Management, Inc., where he managed or
                                  co-managed small cap growth funds. Mr.
                                  Sunderhuse has more than 12 years of
                                  experience in the investment management
                                  industry.
--------------------------------------------------------------------------------
Berger Small      0.81% paid to   Paul A. LaRocco, CFA, Vice President of Berger
Company Growth    Berger LLC      LLC, assumed management of the Fund in January
Fund                              2001 when he joined Berger LLC. Prior to
                                  joining Berger, Mr. LaRocco co-managed small
                                  and mid-cap funds for Montgomery Asset
                                  Management from January 2000 to December 2000.
                                  From March 1998 to December 1999, he was a
                                  Senior Portfolio Manager for small and mid cap
                                  growth funds at Founders Asset Management and
                                  from 1993 to March 1998, he was a Portfolio
                                  Manager for small and mid-cap funds with
                                  Oppenheimer Funds. Mr. LaRocco has more than
                                  10 years of experience in the investment
                                  management industry.
--------------------------------------------------------------------------------
Berger New        0.83% paid to   Mark S. Sunderhuse, (see Berger Mid Cap Growth
Generation Fund   Berger LLC      Fund) has been the investment manager of the
                                  Berger New Generation Fund since January 1999.
--------------------------------------------------------------------------------
Berger Select     0.75% paid to   Jay W. Tracey, CFA (see Berger Growth Fund),
Fund              Berger LLC      Mark S. Sunderhuse (see Berger Mid Cap Growth
                                  Fund), Steven L. Fossel (see Berger Balance
                                  Fund) and Paul A. LaRocco, CFA (see Berger
                                  Small Company Growth Fund) are team managers
                                  of the Berger Select Fund. Mr. Sunderhuse
                                  joined management of the Fund in May 1999, Mr.
                                  Tracey and Mr. Fossel joined management of the
                                  Fund in June 2000 and Mr. LaRocco joined
                                  management of the Fund in January 2001.
--------------------------------------------------------------------------------
Berger            0.85% paid to   William F. K. Schaff, co-founder, co-owner and
Information       Berger LLC      Chief Investment Officer of Bay Isle, has been
Technology Fund                   the investment manager for the Berger
                                  Information Technology Fund since its
                                  inception in April 1997. Mr. Schaff has been
                                  managing accounts of Bay Isle clients since
                                  1987.
--------------------------------------------------------------------------------
Berger            0.88% paid to   BIAM, using a team approach, has been the
International     Berger LLC(1)   investment manager for the Portfolio, in which
Fund                              the Fund is invested, since its inception in
                                  1996. BIAM is the sub-advisor to the Portfolio
                                  and is part of Bank of Ireland's asset
                                  management group, established in 1966. Most of
                                  the team of investment professionals have been
                                  with the group for at least ten years.
--------------------------------------------------------------------------------
Berger Mid Cap    0.75% paid to   Thomas M. Perkins has been the lead investment
Value Fund        Berger LLC      manager for the Berger Mid Cap Value Fund
                                  since its inception in August 1998. Thomas
                                  Perkins has been an investment manager since
                                  1974 and joined Perkins, Wolf, McDonnell &
                                  Company as a portfolio manager in 1998.
                                  Previously, he was a portfolio manager of
                                  valuation sensitive growth portfolios for
                                  Alliance Capital from 1994 to June 1998. As
                                  lead manager, Tom Perkins is responsible for
                                  the daily decisions of the Fund's security
                                  selection. Robert H. Perkins has served as
                                  investment manager of the Berger Mid Cap Value
                                  Fund since its inception in August 1998, and
                                  as investment manager of the Berger Small Cap
                                  Value Fund since its inception in 1985. Robert
                                  Perkins has been an investment manager since
                                  1970 and serves as President and a director of
                                  PWM.
--------------------------------------------------------------------------------
Berger Balanced   0.70% paid to   Steven L. Fossel, CFA, Vice President of
Fund              Berger LLC      Berger LLC, is the investment manager of the
                                  Berger Balanced Fund. Mr. Fossel joined Berger
                                  LLC in March 1998 as a Senior Equity Analyst and assumed management of the Berger Balanced
                                  Fund in June 2000. Previously, Mr. Fossel was
                                  Vice President (from January 1996 to February
                                  1998) and an equity analyst (from 1992 to January 1996) with Salomon Brothers Asset
                                  Management and assistant portfolio manager of the Salomon Total Return Fund from January
                                  1997 to February 1998. Mr. Fossel has more than nine years of experience in the investment management industry.

--------------------------------------------------------------------------------

(1) BBOI Worldwide LLC, a joint venture between Berger LLC and BIAM, was the advisor to the Berger International Fund until May 12, 2000, when Berger LLC became the Fund's advisor.

                             Berger Funds - January 29, 2001 Combined Prospectus

36

Organization of the
Berger Funds Family
(continued)


PORTFOLIO TURNOVER

Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for a Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by a Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Funds and in higher net taxable gains for you as an investor. Each Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Berger Funds Family."

12b-1 Arrangements

The Funds are "no-load" funds, meaning that you pay no sales charge or commissions when you buy or sell Fund shares. However, each Fund has adopted a 12b-1 plan permitting it to pay a fee in connection with distribution of its shares. Berger LLC is entitled to be paid a fee under each plan of 0.25% of each Fund's average daily net assets. Because this fee is paid on an ongoing basis, this may result in the cost of your investment increasing and over time may cost you more than other types of sales charges. The fee may be used for such things as marketing and promotion, compensation to dealers and others who provide distribution and administrative services, and shareholder support services (such as routine requests for information).

Special Fund Structures

MULTI-CLASS

The Berger Small Company Growth Fund, the Berger New Generation Fund and the Berger Information Technology Fund, teach currently has two classes of shares. The Investor Shares offered in this prospectus are available to the general public. The other class of shares, Institutional Shares, are offered through a separate prospectus and are designed for investors who maintain a minimum account balance of $250,000. Each class of shares has its own expenses so that share price, performance and distributions will differ between classes. The 12b-1 plans adopted by these Funds apply only to the Investor Shares. For more information on Institutional Shares, please call (800) 259-2820.

MASTER/FEEDER

The Berger International Fund is organized as a "feeder" fund in a "master/feeder" structure. This means that the Fund's assets are all invested in a larger "master" portfolio of securities, the Berger International Portfolio, which has investment goals and policies identical to those of the Fund. The other feeders investing in the Portfolio are the International Equity Fund and the Berger International CORE Fund. The International Equity Fund has a minimum balance requirement of $1,000,000 and the Berger International CORE Fund has a minimum balance requirement of $250,000. Each Fund shares its own expenses so that share price, performance and distributions will differ among feeders. For more information on these feeders, please call (800) 259-2820.

The Fund may withdraw its investment in the Portfolio at any time, if the Trustees determine that it is in the best interests of the Fund to do so. In that event, the Fund might transfer to another master fund or hire its own investment advisor. A withdrawal could result in the Fund receiving an in-kind distribution of portfolio securities from the Portfolio. In that case, the Fund could incur brokerage, tax or other charges if it converted the securities to cash. In addition, an in-kind distribution could adversely affect the liquidity of the Fund.

For more information on multi-class and master/feeder fund structures, see the SAI.

Berger Funds - January 29, 2001 Combined Prospectus

                                                            Financial Highlights

Financial Highlights
for the Berger Funds
Family


The financial highlights will help you understand each Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Except as otherwise noted, PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Funds' annual report, which is available without charge upon request.


Berger Growth Fund
For a Share Outstanding Throughout the Period



                                                                               YEARS ENDED SEPTEMBER 30,
                                                                       2000             1999               1998
                                                                       ----             ----               ----
Net asset value, beginning of period                              $     15.56     $      11.99       $      21.51
                                                                  -----------     ------------       ------------
From investment operations

         Net investment loss                                               --            (0.00)(2)             --
                                                                  -----------     ------------       ------------
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions          8.89             4.55              (2.57)
                                                                  -----------     ------------       ------------
Total from investment operations                                         8.89             4.55              (2.57)
                                                                  -----------     ------------       ------------
Less dividends and distributions
         Distributions (from capital gains)                             (3.58)           (0.98)             (6.95)
                                                                  -----------     ------------       ------------
Total dividends and distributions                                       (3.58)           (0.98)             (6.95)
                                                                  -----------     ------------       ------------
Net asset value, end of period                                    $     20.87     $      15.56       $      11.99
                                                                  -----------     ------------       ------------
Total Return                                                            60.93%           38.96%            (16.08)%
                                                                  -----------     ------------       ------------
Ratios/Supplemental Data:

Net assets, end of period (in thousands)                          $ 1,947,772     $  1,333,794       $  1,286,828

Gross/Net expense ratio to average net assets(3)                         1.13%            1.36%              1.38%

Ratio of net investment loss to average net assets                      (0.87)%          (0.38)%            (0.38)%

Portfolio turnover rate                                                    70%             274%               280%


                                                                                  YEARS ENDED SEPTEMBER 30,
                                                                                  1997(1)          1996(1)
                                                                                  -------          -------
Net asset value, beginning of period                                        $      19.64     $      18.89
                                                                            ------------     ------------
From investment operations
         Net investment loss                                                       (0.09)           (0.08)
                                                                            ------------     ------------
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions                     4.73             1.76
                                                                            ------------     ------------
Total from investment operations                                                    4.64             1.68
                                                                            ------------     ------------
Less dividends and distributions
         Distributions (from capital gains)                                        (2.77)           (0.93)
                                                                            ------------     ------------
Total dividends and distributions                                                  (2.77)           (0.93)
                                                                            ------------     ------------
Net asset value, end of period                                              $      21.51     $      19.64
                                                                            ------------     ------------
Total Return                                                                       26.50%            9.36%
                                                                            ------------     ------------
Ratios/Supplemental Data:

Net assets, end of period (in thousands)                                    $  1,889,048     $  2,012,706

Gross/Net expense ratio to average net assets(3)                                    1.41%            1.42%

Ratio of net investment loss to average net assets                                 (0.40)%          (0.43)%

Portfolio turnover rate                                                              200%             122%


(1) Per share calculations for the period were based on average shares outstanding.

(2)  Amount represents less than $0.01 per share.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.


                             Berger Funds - January 29, 2001 Combined Prospectus

38

Financial Highlights
for the Berger Funds
Family

Berger Large Cap Growth Fund
For a Share Outstanding Throughout the Period



                                                                                   YEARS ENDED SEPTEMBER 30,
                                                                   2000         1999           1998            1997         1996
                                                               --------     --------       --------        --------     --------
Net asset value, beginning of period                           $  15.32     $  13.60       $  16.72        $  14.06     $  12.89
                                                               --------     --------       --------        --------     --------
From investment operations
         Net investment income (loss)                                --        (0.00)(3)       0.04            0.14         0.20

         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions    8.27         4.53          (0.30)           4.28         1.17
                                                               --------     --------       --------        --------     --------
Total from investment operations                                   8.27         4.53          (0.26)           4.42         1.37
                                                               --------     --------       --------        --------     --------
Less dividends and distributions
         Dividends (from net investment income)                      --           --          (0.03)          (0.13)       (0.20)
         Dividends (in excess of net investment income)              --        (0.01)         (0.01)             --           --
         Distributions (from capital gains)                       (2.18)       (2.80)         (2.82)          (1.63)          --
                                                               --------     --------       --------        --------     --------
Total dividends and distributions                                 (2.18)       (2.81)         (2.86)          (1.76)       (0.20)
                                                               --------     --------       --------        --------     --------
Net asset value, end of period                                 $  21.41     $  15.32       $  13.60        $  16.72     $  14.06
                                                               --------     --------       --------        --------     --------
Total Return                                                      56.09%       38.67%         (1.60)%         34.56%       10.66%
                                                               --------     --------       --------        --------     --------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                       $725,272     $379,356       $301,330        $357,023     $315,538
Gross/Net expense ratio to average net assets(1)                   1.18%        1.35%          1.44%           1.51%        1.56%
Ratio of net investment income (loss) to
         average net assets                                       (0.17)%      (0.22)%         0.25%           0.87%        1.39%
Portfolio turnover rate                                              74%         173%           417%(2)         173%         112%


(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.


(2) Portfolio turnover was greater than anticipated during this period due to active trading undertaken in response to market conditions that existed at that time.


(3)  Amount represents less than $0.01 per share.


Berger Funds - January 29, 2001 Combined Prospectus


Berger Mid Cap Growth Fund
For a Share Outstanding Throughout the Period



                                                                                                           PERIOD FROM
                                                                   YEARS ENDED SEPTEMBER 30,       DECEMBER 31,1997(1)
                                                                    2000            1999         TO SEPTEMBER 30, 1998
                                                                 -----------     -----------     ---------------------
Net asset value, beginnng of period                              $     21.82     $     10.93       $      10.00
                                                                 -----------     -----------       ------------
From investment operations
         Net investment income (loss)                                     --           (0.00)(5)             --
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions        20.75           11.10               0.93
                                                                 -----------     -----------       ------------
Total from investment operations                                       20.75           11.10               0.93
                                                                 -----------     -----------       ------------
Less dividends and distributions
         Distributions (from capital gains)                            (1.30)          (0.21)                --
                                                                 -----------     -----------       ------------
Total dividends and distributions                                      (1.30)          (0.21)                --
                                                                 -----------     -----------       ------------
Net asset value, end of period                                   $     41.27     $     21.82       $      10.93
                                                                 -----------     -----------       ------------
Total Return(2)                                                        95.98%         102.76%              9.30%
                                                                 -----------     -----------       ------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                         $   122,564     $    25,550       $      4,283
Net expense ratio to average net assets(3)                              1.28%           1.78%              2.00%(4)
Ratio of net investment loss to average net assets                     (0.84)%         (1.03)%            (0.82)%4
Gross expense ratio to average net assets                               1.28%           1.78%              2.46%(4)
Portfolio turnover rate(2)                                               150%            178%               262%


(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.


                             Berger Funds - January 29, 2001 Combined Prospectus

                                                            Financial Highlights

Berger Small Company Growth Fund - Investor Shares
For a Share Outstanding Throughout the Period




                                                                                       YEARS ENDED SEPTEMBER 30,
                                                                    2000           1999           1998         1997         1996
                                                              ----------       --------       --------     --------     --------
Net asset value, beginning of period                          $     4.86       $   3.61       $   5.33     $   4.74     $   3.61
                                                              ----------       --------       --------     --------     --------
From investment operations
         Net investment income (loss)                              (0.00)(1)      (0.00)(1)         --        (0.05)       (0.03)
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transaction      3.85           1.95          (1.24)        0.84         1.16
                                                              ----------       --------       --------     --------     --------
Total from investment operations                                    3.85           1.95          (1.24)        0.79         1.13
                                                              ----------       --------       --------     --------     --------
Less dividends and distributions
         Distributions (from capital gains)                        (1.28)         (0.70)         (0.48)       (0.20)          --
                                                              ----------       --------       --------     --------     --------
Total dividends and distributions                                  (1.28)         (0.70)         (0.48)       (0.20)          --
                                                              ----------       --------       --------     --------     --------
Net asset value, end of period                                $     7.43       $   4.86       $   3.61     $   5.33     $   4.74
                                                              ----------       --------       --------     --------     --------
Total Return                                                       84.27%         62.78%        (24.70)%      17.68%       31.30%
                                                              ----------       --------       --------     --------     --------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                      $1,468,541       $675,637       $561,741     $902,685     $871,467
Net expense ratio to average net assets(2)                          1.27%          1.60%          1.48%        1.67%        1.68%
Ratio of net investment loss to average net assets                 (0.83)%        (1.21)%        (1.01)%      (1.09)%      (0.97)%
Gross expense ratio to average net assets                           1.27%          1.60%          1.59%        1.67%        1.68%
Portfolio turnover rate                                               92%           128%            97%         111%          91%


(1)  Amount represents less than $0.01 per share.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

Berger New Generation Fund - Investor Shares
For a Share Outstanding Throughout the Period



                                                                                                                         PERIOD FROM
                                                                           YEARS ENDED SEPTEMBER 30,            MARCH 29, 1996(1) TO
                                                                    2000        1999          1998         1997   SEPTEMBER 30, 1996
                                                                --------    --------      --------     -------- --------------------

Net asset value, beginning of period                            $  25.77    $  12.66      $  14.72     $  11.82         $  10.00
                                                                --------    --------      --------     --------         --------
From investment operations
         Net investment income (loss)                              (0.00)(6)   (0.00)(6)        --        (0.13)            0.56
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions    16.77       13.61         (2.06)        3.64             1.26
                                                                --------    --------      --------     --------         --------
Total from investment operations                                   16.77       13.61         (2.06)        3.51             1.82
                                                                --------    --------      --------     --------         --------
Less dividends and distributions
         Dividends (from net investment income)                       --          --            --        (0.61)              --
         Distributions (from capital gains)                        (4.55)      (0.50)           --           --               --
                                                                --------    --------      --------     --------         --------
Total dividends and distributions                                  (4.55)      (0.50)           --        (0.61)              --
                                                                --------    --------      --------     --------         --------
Net asset value, end of period                                  $  37.99    $  25.77      $  12.66     $  14.72         $  11.82
                                                                --------    --------      --------     --------         --------
Total Return(2)                                                    67.16%     110.82%       (13.99)%      31.53%           18.20%
                                                                --------    --------      --------     --------         --------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                        $853,154    $330,938      $113,693     $190,164         $116,912
Net expense ratio to average net assets(3)                          1.30%       1.54%         1.72%        1.89%            1.90%(4)
Ratio of net investment income (loss) to
         average net assets                                        (1.11)%     (1.29)%       (1.37)%      (1.51)%          12.35%(4)
Gross expense ratio to average net assets                           1.30%       1.54%         1.72%        1.89%            2.09%(4)
Portfolio turnover rate(2)                                           149%        168%          243%         184%             474%(5)


(1)  Commencement of investment operations for Investor Shares.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.


(5) Portfolio turnover was greater than anticipated during this period as a result of portfolio transactions undertaken in response to volatile markets and the short tax year for its initial period of operations.


(6)  Amount represents less than $0.01 per share.

                             Berger Funds - January 29, 2001 Combined Prospectus

40

Financial Highlights
for the Berger Funds
Family

Berger Select Fund
For a Share Outstanding Throughout the Period



                                                                                                            PERIOD FROM
                                                                   YEARS ENDED SEPTEMBER 30,       DECEMBER 31, 1997(1)
                                                                      2000             1999       TO SEPTEMBER 30, 1998
                                                                   ----------        ---------    ---------------------
Net asset value, beginning of period                               $    19.17        $   13.26         $      10.00
                                                                   ----------        ---------         ------------
From investment operations
         Net investment income                                          (0.00)(6)         0.01                 0.07
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions         10.55             6.80                 3.19
                                                                   ----------        ---------         ------------
Total from investment operations                                        10.55             6.81                 3.26
                                                                   ----------        ---------         ------------
Less dividends and distributions
         Dividends (from net investment income)                         (0.02)           (0.05)                  --
         Dividends (in excess of net investment income)                    --            (0.01)                  --
         Distributions (from capital gains)                             (4.45)           (0.84)                  --
                                                                   ----------        ---------         ------------
Total dividends and distributions                                       (4.47)           (0.90)                  --
                                                                   ----------        ---------         ------------
Net asset value, end of period                                     $    25.25        $   19.17         $      13.26
                                                                   ----------        ---------         ------------
Total Return(2)                                                         55.73%           53.06%               32.60%
                                                                   ----------        ---------         ------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                           $  122,331        $ 101,352         $     41,571
Gross/Net expense ratio to average net assets(3)                         1.23%            1.29%                1.48%(5)
Ratio of net investment income (loss) to
         average net assets                                             (0.81)%           0.27%                1.13%(5)
Portfolio turnover rate(2)                                                123%             696%               1,486%(4)



(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(5)  Annualized.


(6)  Amount represents less than $0.01 per share.



Berger Information Technology Fund - Investor Shares
For a Share Outstanding Throughout the Period




                                                                               YEAR ENDED     PERIOD FROM JULY 2, 1999(1)
                                                                    SEPTEMBER 30, 2000(2)        TO SEPTEMBER 30, 1999(2)
                                                                    ---------------------     ---------------------------
Net asset value, beginning of period                                       $     8.21                     $     7.64
                                                                           ----------                     ----------
From investment operations
         Net investment income (loss)                                           (0.00)(5)                      (0.00)(5)
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions                  9.43                           0.57
                                                                           ----------                     ----------
Total from investment operations                                                 9.43                           0.57
                                                                           ----------                     ----------
Less dividends and distributions
         Distributions (from capital gains)                                     (0.05)                            --
                                                                           ----------                     ----------
Total dividends and distributions                                               (0.05)                            --
                                                                           ----------                     ----------
Net asset value, end of period                                             $    17.59                     $     8.21
                                                                           ----------                     ----------
Total Return(6)                                                                114.97%                          7.46%
                                                                           ----------                     ----------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                                   $   72,173                     $    4,811
Net expense ratio to average net assets(3)                                       1.63%                          1.83%(4)
Ratio of net investment loss to average net assets                              (1.36)%                        (1.58)%(4)
Gross expense ratio to average net assets                                        1.63%                          2.16%(4)
Portfolio turnover rate(6)                                                         38%                            31%


(1)  Commencement of investment operations for Investor Shares.


(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.


(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.

(5)  Amount represents less than $0.01 per share.


(6)  Not annualized.


Berger Funds - January 29, 2001 Combined Prospectus

                                                            Financial Highlights

Berger Information Technology Fund

Supplemental Financial Highlights
For a Share Outstanding Throughout the Period

The following financial highlights are for the Fund for periods ending February 28, 1998 and 1999, and for the period from March 1, 1999 to July 1, 1999, prior to the Fund's reorganization. Prior to the Fund's reorganization on July 2, 1999, the Fund was known as the InformationTech 100(R) Fund. At the time of the reorganization, the Fund adopted share classes and first began offering the Investor Shares. Therefore, the 0.25% 12b-1 fee paid by the Investor Shares is not reflected in the data on the table. Unless otherwise noted, this information was audited by the Fund's prior independent accountants. Their report appears in the 1999 Annual Report to Shareholders of the InformationTech 100(R) Fund and is available from the Fund without charge upon request. The information for the period March 1, 1999 to July 1, 1999 is unaudited.



                                                                     PERIOD FROM
                                                                   MARCH 1, 1999                                     PERIOD FROM
                                                              TO JULY 1, 1999(2)           YEAR ENDED           APRIL 8, 1997(1)
                                                                     (UNAUDITED)  FEBRUARY 28, 1999(2)   TO FEBRUARY 28, 1998(2)
                                                              ------------------  --------------------   -----------------------
Net asset value, beginning of period                                $       6.34          $       4.31         $       2.86
                                                                    ------------          ------------         ------------
From investment operations
         Net investment loss                                               (0.03)                (0.04)               (0.01)
         Net realized and unrealized gains (losses) from
                  investments and foreign currency transactions             1.43                  2.07                 1.46
                                                                    ------------          ------------         ------------
Total from investment operations                                            1.40                  2.03                 1.45
                                                                    ------------          ------------         ------------
Less dividends and distributions
         Distributions (from capital gains)                                (0.10)                   --                   --
                                                                    ------------          ------------         ------------
Total dividends and distributions                                          (0.10)                   --                   --
                                                                    ------------          ------------         ------------
Net asset value, end of period                                      $       7.64          $       6.34         $       4.31
                                                                    ------------          ------------         ------------
Total Return(5)                                                            20.54%                47.13%               50.75%
                                                                    ------------          ------------         ------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                            $     18,101          $     12,446         $      2,674
Net expense ratio to average net assets(3)                                  1.48%(4)              1.50%                1.50%(4)
Ratio of net income (loss) to average net assets                           (1.22)%(4)            (1.19)%              (1.01)%(4)
Gross expense ratio to average net assets                                   2.03%(4)              2.67%               12.17%(4)
Portfolio turnover rate(5)                                                    11%                   35%                  33%


(1)  Commencement of investment operations for the Fund.


(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000.


(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.


(5)  Not annualized.



                             Berger Funds - January 29, 2001 Combined Prospectus

42

Financial Highlights
for the Berger Funds
Family

Berger International Fund
For a Share Outstanding Throughout the Period



                                                                                                                   PERIOD FROM
                                                                   YEARS ENDED SEPTEMBER 30,               NOVEMBER 7, 1996(1)
                                                           2000(7)             1999             1998     TO SEPTEMBER 30, 1997
                                                      ------------     ------------     ------------     ---------------------
Net asset value, beginning of period                  $      12.51     $      10.06     $      11.46          $      10.00
                                                      ------------     ------------     ------------          ------------
From investment operations
   Net investment income (loss)                            (0.00)(8)          (0.07)            0.50                  0.05
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions
      allocated from Portfolio                                1.18             3.01            (1.46)                 1.41
                                                      ------------     ------------     ------------          ------------
Total from investment operations                              1.18             2.94            (0.96)                 1.46
                                                      ------------     ------------     ------------          ------------
Less dividends and distributions
   Dividends (from net investment income)                       --            (0.47)           (0.06)                   --
   Distributions (from capital gains)                           --            (0.02)           (0.38)                   --
                                                      ------------     ------------     ------------          ------------
Total dividends and distributions                               --            (0.49)           (0.44)                   --
                                                      ------------     ------------     ------------          ------------
Net asset value, end of period                        $      13.69     $      12.51     $      10.06          $      11.46
                                                      ------------     ------------     ------------          ------------
Total Return(3)                                               9.43%           29.64%           (8.46)%               14.60%
                                                      ------------     ------------     ------------          ------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)              $     38,425     $     23,014     $     16,515          $     18,673
Net expense ratio to average net assets(4,5)                  1.71%            1.76%            1.80%                 1.90%(2)
Ratio of net income (loss) to average net assets             (0.00)%          (0.01)%           2.20%                 0.61%(2)
Gross expense ratio to average net assets(5)                  1.71%            1.77%            1.83%                 1.99%(2)
Portfolio turnover rate(3,6)                                    31%              16%              17%                   17%



(1)  Commencement of investment operations.


(2)  Annualized.


(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.


(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.



(7) Per share calculations for the period were based on average shares outstanding.



(8)  Amount represents less than $0.01 per share.



Berger Funds - January 29, 2001 Combined Prospectus

                                                            Financial Highlights

The following table is based on the historical financial statements of the pool of assets that was, in a practical sense, the predecessor to the Portfolio in which the Berger International Fund is invested. The total return, expense ratios and per share data on the table have been adjusted to reflect the increase in Fund operating expenses that was expected to occur when the pool's assets were transferred to the Portfolio over the pool's actual operating expenses for each period shown. The table covers the period from the beginning of the pool through October 11, 1996, when the pool's assets were transferred to the Portfolio. The pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, the pool's financial results might have been adversely affected.

International Equity Pool

Adjusted Selected Data (Unaudited)
For a Share Outstanding Throughout the Period




                                             PERIOD FROM
                                              JANUARY 1,
                                                 1996 TO
                                              OCTOBER 11                     YEARS ENDED DECEMBER 31,
                                                 1996(2)            1995         1994          1993         1992
                                             -----------       ---------    ---------     ---------    ---------
Per Share Data:(3)
Net asset value, beginning of period           $    8.94       $    7.52    $    8.16     $    5.98    $    5.43
                                               ---------       ---------    ---------     ---------    ---------
From investment operations
   Net investment income                            0.11            0.12         0.06          0.10         0.08
Net realized and unrealized gain (loss)
   from investments                                 0.95            1.30        (0.70)         2.08         0.47
                                               ---------       ---------    ---------     ---------    ---------
Total from investment operations                    1.06            1.42        (0.64)         2.18         0.55
                                               ---------       ---------    ---------     ---------    ---------
Net asset value, end of period                 $   10.00       $    8.94    $    7.52     $    8.16    $    5.98
                                               ---------       ---------    ---------     ---------    ---------
Total Return(3)                                    11.91%          18.78%       (7.80)%       36.38%       10.21%
                                               ---------       ---------    ---------     ---------    ---------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $   4,482       $   5,662    $   6,215     $   5,495    $   3,016
Net expense ratio to average net assets(3,4)        1.78%(5)        1.78%        1.78%         1.78%        1.78%
Ratio of net investment income (loss) to
   average net assets(3)                            1.11%(5)        1.03%        0.42%         0.92%        0.78%
Gross expense ratio to average net assets(3)        1.83%(5)        1.83%        1.83%         1.83%        1.83%
Portfolio turnover rate                               30%             34%          62%           41%          36%


                                                                              PERIOD FROM
                                                                                 JULY 31,
                                                                               1989(1) TO
                                               YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                                 1991             1990               1989
                                               ---------     ---------       ------------
Per Share Data:(3)
Net asset value, beginning of period           $    4.80     $    5.00          $    4.11
                                               ---------     ---------          ---------
From investment operations
   Net investment income                            0.08          0.06               0.02
Net realized and unrealized gain (loss)
   from investments                                 0.55         (0.26)              0.87
                                               ---------     ---------          ---------
Total from investment operations                    0.63         (0.20)              0.89
                                               ---------     ---------          ---------
Net asset value, end of period                 $    5.43     $    4.80          $    5.00
                                               ---------     ---------          ---------
Total Return(3)                                    13.18%        (4.11)%            21.80%
                                               ---------     ---------          ---------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $   2,364     $   1,201          $     916
Net expense ratio to average net assets(3,4)        1.78%         1.78%              1.78%(5)
Ratio of net investment income (loss) to
   average net assets(3)                            1.26%         0.79%             (0.47)%(5)
Gross expense ratio to average net assets(3)        1.83%         1.83%              1.83%(5)
Portfolio turnover rate                               27%           31%               413%



(1)  Commencement of operations of the pool.

(2)  Commencement of operations of the Portfolio in which the Fund is invested.

(3) Adjusted to reflect the increase in expenses expected in operating the Fund, including the Fund's pro rata share of the Portfolio's expenses, net of fee waivers. Additionally, total return is not annualized for periods of less than one full year.

(4) Net expenses represent gross expenses less fees that would have been waived by the Advisor of the Portfolio if the fee waiver in effect for the Portfolio had been in effect for the pool.

(5)  Annualized.


                             Berger Funds - January 29, 2001 Combined Prospectus

44

Financial Highlights
for the Berger Funds
Family

Berger Mid Cap Value Fund
For a Share Outstanding Throughout the Period



                                                                                                             PERIOD FROM
                                                                    YEARS ENDED SEPTEMBER 30,         AUGUST 12, 1998(1)
                                                                         2000             1999     TO SEPTEMBER 30, 1998
                                                                   ----------       ----------     ---------------------
Net asset value, beginning of period                               $    12.17       $     9.33                $    10.00
                                                                   ----------       ----------                ----------
From investment operations
    Net investment income                                                0.08             0.07                      0.03
    Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                   3.46             2.83                     (0.70)
                                                                   ----------       ----------                ----------
Total from investment operations                                         3.54             2.90                     (0.67)
                                                                   ----------       ----------                ----------
Less dividends and distributions
    Dividends (from net investment income)                              (0.04)           (0.06)                       --
    Dividends (from capital gains)                                      (1.24)              --                        --
                                                                   ----------       ----------                ----------
Total dividends and distributions                                       (1.28)           (0.06)                       --
                                                                   ----------       ----------                ----------
Net asset value, end of period                                     $    14.43       $    12.17                $     9.33
                                                                   ----------       ----------                ----------
Total Return(2)                                                         31.11%           31.12%                    (6.70)%
                                                                   ----------       ----------                ----------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                           $   33,013       $   22,918                $   19,710
Gross/Net expense ratio to average net assets(3)                         1.59%            1.62%                     1.68%(4)
Ratio of net investment income to average net assets                     0.72%            0.54%                     2.30%(4)
Portfolio turnover rate(2)                                                129%             154%                       25%


(1)  Commencement of investment operations.

(2)  Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Annualized.


Berger Funds - January 29, 2001 Combined Prospectus

                                                            Financial Highlights

Berger Balanced Fund
For a Share Outstanding Throughout the Period



                                                                                YEARS ENDED SEPTEMBER 30,
                                                                          2000             1999          1998(1)
                                                                  ------------     ------------     ------------
Net asset value, beginning of period                              $      16.62     $      13.28     $      10.00
                                                                  ------------     ------------     ------------
From investment operations
         Net investment income                                            0.28             0.23             0.22
         Net realized and unrealized gains from
                  investments and foreign currency transactions           4.57             4.69             5.17
                                                                  ------------     ------------     ------------
Total from investment operations                                          4.85             4.92             5.39
                                                                  ------------     ------------     ------------
Less dividends and distributions
         Dividends (from net investment income)                          (0.27)           (0.23)           (0.21)
         Distributions (from capital gains)                              (1.82)           (1.35)           (1.90)
                                                                  ------------     ------------     ------------
Total dividends and distributions                                        (2.09)           (1.58)           (2.11)
                                                                  ------------     ------------     ------------
Net asset value, end of period                                    $      19.38     $      16.62     $      13.28
                                                                  ------------     ------------     ------------
Total Return                                                             30.08%           39.41%           56.77%
                                                                  ------------     ------------     ------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                          $    176,798     $    122,766     $     30,721
Net expense ratio to average net assets(2)                                1.14%            1.23%            1.50%
Ratio of net investment income to average net assets                      1.48%            1.63%            1.81%
Gross expense ratio to average net assets                                 1.14%            1.23%            1.57%
Portfolio turnover rate                                                     82%             227%             658%(3)


(1) The Fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

                             Berger Funds - January 29, 2001 Combined Prospectus

                      This page intentionally left blank.

FOR MORE INFORMATION:

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Funds and the securities they invest in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Funds by writing or calling the Funds at:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958
(800) 333-1001
bergerfunds.com

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Web site at sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NUMBERS:

Berger Investment Portfolio Trust 811-8046
o  Berger Information Technology Fund - Investor Shares
o  Berger New Generation Fund - Investor Shares
o  Berger Select Fund
o  Berger Small Company Growth Fund - Investor Shares
o  Berger Mid Cap Growth Fund
o  Berger Mid Cap Value Fund
o  Berger Balanced Fund

Berger Growth Fund, Inc. 811-1382
o  Berger Growth Fund

Berger Worldwide Funds Trust 811-07669
o  Berger International Fund


Berger Large Cap Growth Fund, Inc. 811-1383
o  Berger Large Cap Growth Fund


                                                                         COMPROS

                           January 29, 2001

                           INTERNATIONAL
                           EQUITY
                           FUND
                           PROSPECTUS


                           [BERGER FUNDS LOGO]


The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money in the Fund.

Contents

The Fund is designed primarily for investment by trust companies or trust departments of other financial institutions, whether purchasing for their own accounts or for accounts over which they have investment power.


International Equity Fund ................................................4

The Fund's Goal and Principal Investment Strategies ......................4

Principal Risks ..........................................................4

The Fund's Past Performance ..............................................5

Fund Expenses ............................................................6

Investment Techniques, Securities and Associated Risks ...................7

Risk and Investment Glossary .............................................7

Buying Shares ...........................................................11

Selling (Redeeming) Shares ..............................................13

Information About Your Account ..........................................14

Exchanging Shares .......................................................14

Signature Guarantees/Special Documentation ..............................14

Your Share Price ........................................................15

Other Information About Your Account ....................................16

Distribution and Taxes ..................................................17

Tax-Sheltered Retirement Plans ..........................................18

Organization of the Fund ................................................19

Investment Managers .....................................................19

Special Fund Structure ..................................................19

Financial Highlights for the Fund .......................................21


January 29, 2001 International Equity Fund

4


International
Equity Fund                        Ticker Symbol                           BINTX



The Fund's Goal and Principal Investment Strategies


The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in common stocks of well-established foreign companies. The Fund invests all of its assets in the Berger International Portfolio (Portfolio), which has the same goals and policies as the Fund.

The Portfolio's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

The Portfolio's investment manager generally looks for companies with:

o Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

o Business operations predominantly in well-regulated and more stable foreign markets

o Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.


The Portfolio invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. Recently, the Portfolio has been weighted toward countries in the United Kingdom, Europe and selectively in Japan and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Portfolio's assets are invested in mid-sized to large capitalization companies. The Portfolio's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.


See "Organization of the Fund--Special Fund Structure" later in this prospectus for more information on the Fund's Investment in the Portfolio.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of international investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment. There are additional risks with investing in foreign countries, especially in developing countries--specifically, economic, market, currency, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. In addition, foreign stocks may not move in concert with the U.S. markets. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts.



                                      January 29, 2001 International Equity Fund

                                                       International Equity Fund

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.(1)

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                    [GRAPH]


1991                                          13.62%

1992                                          10.64%

1993                                          36.97%

1994                                          -7.46%

1995                                          19.28%

1996                                          18.85%

1997                                           3.64%

1998                                          15.60%

1999                                          31.83%

2000                                          -9.86%

BEST QUARTER:  12/31/99                       20.87%

WORST QUARTER:  9/30/98                      -16.64%



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index), an unmanaged index, with dividends reinvested, which represents major overseas stock markets. While the Fund does not seek to match the returns of the EAFE Index, this index is a good indicator of foreign stock market performance. You may not invest in the EAFE Index, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2001(1)


                                                              Life of the Fund
                        1 Year      5 Years      10 Years      (July 31, 1989)
                       -------      -------      --------     ----------------
The Fund                -9.86%       11.09%       12.39%           12.34%
EAFE Index             -13.96%        7.43%        8.56%            5.41%


(1) Predecessor Performance: Performance figures covering periods prior to October 11, 1996, include the performance of a pool of assets advised by the Portfolio's investment manager for periods before the Portfolio began operations. This performance has been adjusted to reflect any increased expenses expected in operating the Fund, net of fee waivers. The asset pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, its performance might have been adversely affected.


January 29, 2001 International Equity Fund

6

International
Equity Fund

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, redemption or exchange fees, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.


ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)                                      %
---------------------------------                                   ----

Management fee(2)                                                    .85
Other expenses                                                       .19
                                                                    ----
Total Annual Fund Operating Expenses                                1.04
                                                                    ====


(1) Annual fund operating expenses consist of the Fund's expenses plus the Fund's share of the expenses of the Portfolio.

(2) Effective May 12, 2000, the investment advisory fee charged to the Portfolio was reduced to the following rates of average daily net assets; 0.85% of the first $500 million of average daily net assets: 0.80% of the next $500 million and 0.75% of all amounts in excess of $1 billion. The amount shown reflects the restated advisory fee.

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include the Fund's share of the Portfolio's expenses, an administrative fee and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o  $10,000 initial investment

o  5% total return for each year

o  Fund operating expenses remain the same for each period

o  Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

BERGER INTERNATIONAL EQUITY FUND


YEARS                                                                  %
-----                                                              -----
One                                                                  106

Three                                                                331

Five                                                                 574

Ten                                                                1,271


                                      January 29, 2001 International Equity Fund

                                                       International Equity Fund

Investment Techniques,
Securities and
Associated Risks


BEFORE YOU INVEST...

in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true-the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the fdic or any other government agency. The Fund is not a complete investment program, but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money by investing in the Fund.

The following glossary will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

Risk and Investment Glossary

BORROWING refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only. The Fund will not borrow more than 25% of its total assets. Leverage Risk

CALL RISK is the possibility that an issuer may redeem or "call" a fixed income security before maturity at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

COMMON STOCK is a share of ownership (equity) interest in a company.

COMPANIES with limited operating histories are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. Market, Liquidity and Information Risks

CONVERTIBLE SECURITIES(1) are debt or equity securities that may be converted on specified terms into stock of the issuer. Market, Interest Rate, Prepayment and Credit Risks

CORRELATION RISK occurs when the Fund "hedges"--uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected results may occur.

CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when the Fund's investments are converted to U.S. dollars.


January 29, 2001 International Equity Fund

8

Investment Techniques,
Securities and
Associated Risks
(continued)



DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.

FOREIGN SECURITIES(3) are issued by companies located outside of the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. Market, Currency, Transaction, Liquidity, Information and Political Risks


FORWARD FOREIGN CURRENCY CONTRACTS(2),(3) are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price. Hedging, Credit, Correlation, Opportunity and Leverage Risks

HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

ILLIQUID AND RESTRICTED SECURITIES are securities that, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities. The Fund will not invest more than 15% of its net assets in illiquid securities, including restricted securities not deemed to be liquid. Market, Liquidity and Transaction Risks

INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

INITIAL PUBLIC OFFERING (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as the Fund grows in size. Market, Liquidity and Information Risks

INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.


                                      January 29, 2001 International Equity Fund

                                                       International Equity Fund


INVESTMENT-GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds. Interest Rate, Market, Call and Credit Risks

LENDING PORTFOLIO SECURITIES to qualified financial institutions is undertaken in order to earn income. The Fund lends securities only on a fully collateralized basis. The Fund may lend portfolio securities only up to 33 1/3% of its total assets. Credit Risk

LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector or an industry will fluctuate and that such movements might reduce an investment's value.

OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

POLITICAL RISK comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

SECTOR FOCUS occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. The Fund will not concentrate more than 25% of its total assets in any one industry. Sector focus may increase both market and liquidity risk. Market and Liquidity Risks

SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by the Fund appears under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks. Market, Liquidity and Information Risks


January 29, 2001 International Equity Fund

10

Investment Techniques,
Securities and
Associated Risks
(continued)


SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities. Market and Information Risks

TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. This risk may be minimized through an analysis and continuous monitoring, by the Funds' primary custodian, of the custodial risks of using the depository.


(1) The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the sub-advisor considers to be below investment grade.

(2) The Fund may use forwards only for hedging. The Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's securities denominated in a particular foreign currency.

(3) The security or technique is emphasized by the Fund.


                                      January 29, 2001 International Equity Fund

                                                       International Equity Fund

Buying Shares

Minimums
--------

Initial investment                                         $1,000,000

Subsequent investments                                     No minimum

Send new account applications to

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

OR for overnight, certified or registered mail only

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105

BY MAIL

o    Read this prospectus.

o    Fill out the application if you are opening a new account.

o    Make out a check to Berger Funds for the amount you want to invest.

o Send the application and check to the Berger Funds in the envelope provided.

o To add to an existing account, be sure to include your account number on your check and mail it to the appropriate address above.

BY WIRE OR ELECTRONIC FUNDS TRANSFER

o    Payment may be made from your bank to the Berger Funds.

o Call (800) 960-8427 for current wire or electronic funds transfer instructions.


BY TELEPHONE*


o If you already have a Berger Funds account, you may purchase additional shares by telephone order.


o You must pay for them within three business days by wire, electronic funds transfer or overnight delivery of a check. If payment is not received within three business days the trade will be cancelled and your account may be charged for the loss to the Fund.


o Call (800) 960-8427 for current wire or electronic funds transfer instructions.


January 29, 2001 International Equity Fund

12

Buying Shares
(continued)

BY AUTOMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis, fill out the Automatic Investment Plan section of the application.

o    Investments are transferred automatically from your bank account.

o    See details on the application.


* All shareholders are automatically granted telephone transaction privileges unless they decline them explicitly in writing, either on the account application or by writing to the Berger Funds at the address above. You may give up some level of security by choosing to buy and sell shares by telephone rather than by mail. In times of extreme economic or market conditions, transactions by telephone may be difficult.


Important notes about paying for your shares

o    Your check must be made payable to Berger Funds.


o    Purchases must be made in U.S dollars drawn on U.S. banks.


o You may not purchase shares by cash, credit card, third-party checks or checks drawn on foreign banks.

o Subject to approval by the Fund, you may purchase Fund shares with liquid securities that the Fund is eligible to purchase. These securities must have a value that can be readily determined in accordance with the Fund's valuation policies. You may pay for Fund shares with securities only if it is the investment manager's intention to retain them in the Fund's portfolio. The Fund may amend or terminate this practice at any time.

o Orders not paid for on time will be canceled and shares will be redeemed from your account to compensate for any decline in price of the shares canceled.

Berger Funds reserve the right to reject any order and to waive or reduce minimums, or increase minimums following notice.


                                      January 29, 2001 International Equity Fund

                                                       International Equity Fund

Selling (Redeeming)
Shares


BY MAIL

o Send a written request indicating your account number and the dollar amount or number of shares you are redeeming to the appropriate address shown under "Buying Shares."

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

o    Include any necessary Signature Guarantees. See "Signature
     Guarantees/Special Documentation" below.


BY TELEPHONE*


o    Call (800) 960-8427.


* For limitations on telephone redemptions see "Signature Guarantees/Special Documentation" below. Telephone redemptions are not available for shares held in retirement accounts sponsored by the Fund.


BY SYSTEMATIC WITHDRAWAL PLAN

o    A systematic withdrawal plan may be established.


o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.


o    Call (800) 960-8427 for more information and forms.

Important notes about payment for your redeemed shares

o Generally, payment for your redeemed shares will be sent to you within three business days after receipt of your redemption request in good order.

o You may receive payment for redeemed shares via wire or electronic funds transfer. You may elect these services on the account application or send to the Berger Funds a written request providing your bank information with your signature guaranteed. (See "Signature Guarantees/Special Documentation" below.)

o A wire transfer will be sent the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.


o Proceeds from the redemption of shares purchased by check or through electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.



January 29, 2001 International Equity Fund

14

Information About
Your Account

Exchanging Shares

Shares of the Fund may be exchanged for shares of any other publicly available Berger Funds by calling (800) 960-8427. When exchanging shares:

o Each account must be registered identically--have the same signatures and addresses.

o    Each Fund must be legally eligible for sale in your state of residence.

o You may exchange out of each of the Berger Funds up to four times per calendar year.

o    You may exchange by telephone, online access or mail.

o You are responsible for obtaining and reading the prospectus for the Fund into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Fund are subject to that Fund's initial and subsequent investment minimums.

The Fund may terminate or modify the exchange privilege in the future.

Signature Guarantees/Special Documentation

The Fund uses Signature Guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your redemption request must be in writing and accompanied by a Signature Guarantee if:

o    Your request exceeds $100,000.

o You request that payment be made to a name other than the one on your account registration.

o You request that payment be mailed to an address that has been changed within 30 days of your redemption request or to an address other than the one of record.

o    You change or add information relating to your designated bank.

Berger Funds reserve the right to require Signature Guarantees under other certain circumstances.

You can get a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.


                                      January 29, 2001 International Equity Fund

                                                       International Equity Fund


Make sure the Signature Guarantee appears:

o Together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

o On any share certificates you hold for the redeemed shares or on a separate statement of assignment (stock power) that may be obtained from a bank or broker.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, call (800) 960-8427, or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121-9958.

Your Share Price

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The Fund's share price is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding.

The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order and accepted by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the New York Stock Exchange on that day.

When the Fund calculates its share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

The Portfolio's securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected and you will not be able to purchase or redeem shares.


January 29, 2001 International Equity Fund

16

Other Information
About Your Account


SECURITY CONSIDERATIONS

You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record.

The Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine if these procedures are followed.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

After any transaction, you will receive written confirmation including the share price and the dollar amount and number of shares bought or redeemed. Exception:
Shares purchased under Automatic Investment Plans or redeemed under Systematic Withdrawal Plans will be confirmed quarterly. Partial shares will be calculated to three decimal places.

SHAREHOLDER REPORTS


To reduce expenses, the Fund may mail only one copy of most financial reports, prospectuses and proxies to your household, even if you have more than one account in the Fund. Call (800) 960-8427 to begin receiving your own copy or if you need additional copies of financial reports, prospectuses or proxy statements.


SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form.

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for first-time or additional investments which are not applicable if you buy shares directly from the Fund.

THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, recordkeeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Fund's advisor or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.


                                      January 29, 2001 International Equity Fund

                                                       International Equity Fund


DATE-RELATED INFORMATION

Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information. The Fund's advisor is addressing these issues for its computers and is getting reasonable assurances from the Fund's other major service providers that they too are addressing these issues to preserve smooth functioning of the Fund's trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

These computer problems could also adversely affect the Fund's investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Fund's investment manager considers these issues when evaluating investments for the Portfolio.

REDEMPTIONS IN-KIND

The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.

REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS

To reduce its expenses, the Fund may involuntarily redeem the shares in your account if your balance drops below $1,000,000--but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given 60 days' notice before the Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum.

The Fund also reserves the right to close any account if it believes the shareholder is engaging in activities which may be detrimental to the Fund.

Distribution and Taxes

DISTRIBUTIONS OF INCOME AND GAINS

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Fund generally makes two kinds of distributions:

o Capital gains from the sale of portfolio securities. The Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by the Portfolio. The Fund will distribute its investment income annually, normally in December.



January 29, 2001 International Equity Fund

18

Other Information
About Your Account
(continued)



The Fund reserves the right to reinvest into your account undeliverable or uncashed dividend or distribution checks that remain outstanding for six months, or distributions of less than $10. The dividend or distribution amount will be reinvested in shares of the applicable Fund at the NAV next computed after the check is cancelled.


YOUR TAXES

You generally will owe tax on amounts distributed to you by the Fund whether you reinvest them in additional shares or receive them in cash. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

Distributions made by the Fund to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Fund generally will not distribute net investment income, although any net investment income generated as a by-product of managing the Fund's portfolio will be distributed to you.

If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.

ADDITIONAL TAX INFORMATION

You should consult your own tax advisor about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

Tax-Sheltered Retirement Plans

The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call
(800) 259-2820, or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121-9958. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at (800) 259-2820.


                                      January 29, 2001 International Equity Fund

                                                       International Equity Fund

Organization
of the Fund


INVESTMENT MANAGERS

The following companies provide investment management and administrative services to the Fund.


Berger LLC (210 University Blvd., Suite 900, Denver, CO 80206) serves as investment advisor, sub-advisor or administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for 26 years. As investment advisor, Berger LLC oversees, evaluates and monitors the investment advisory services provided by Bank of Ireland Asset Management (U.S.) Limited as sub-advisor. For the most recent fiscal year, the Fund's Portfolio paid the advisor a fee of 0.88% of net assets. BBOI Worldwide LLC, a joint venture between Berger LLC and BIAM, was the advisor to the Portfolio until May 12, 2000, when Berger LLC became the Portfolio's advisor. Berger LLC also provides administrative services to the Funds.

Bank of Ireland Asset Management (U.S.) Limited (BIAM), (75 Holly Hill Lane, Greenwich, CT 06830 [representative office]; 26 Fitzwilliam Place, Dublin 2, Ireland [main office]) serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. As sub-advisor, BIAM provides day-to-day management of the investment operations of the Berger International Portfolio.


BIAM, using a team approach, has been the investment manager for the Portfolio since its inception in 1996. BIAM is the sub-advisor to the Portfolio and is part of Bank of Ireland's asset management group, established in 1966. Most of the team of investment professionals have been with the group for at least ten years.

PORTFOLIO TURNOVER

Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. The portfolio turnover for the Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor. The Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Fund."

SPECIAL FUND STRUCTURE


The Fund is organized as a "feeder" fund in a "master/feeder" structure. This means that the Fund's assets are all invested in a larger "master" portfolio of securities, the Berger International Portfolio, which has investment goals and policies identical to those of the Fund. The other feeders investing in the Portfolio are the Berger International CORE Fund and the Berger International Fund. The Berger International CORE Fund has a minimum balance requirement of $250,000 and the Berger International Fund has a minimum balance requirement of $2,000. Each Fund has its own expenses so that share price, performance and distributions will differ among feeders. For more information on these feeders, please call (800) 259-2820.



January 29, 2001 International Equity Fund

20

Organization
of the Fund
(continued)


The Fund may withdraw its investment in the Portfolio at any time, if the trustees determine that it is in the best interests of the Fund to do so. In that event, the Fund might transfer to another master fund or hire its own investment advisor. A withdrawal could result in the Fund receiving an in-kind distribution of portfolio securities from the Portfolio. In that case, the Fund could incur brokerage, tax or other charges if it converted the securities to cash. In addition, an in-kind distribution could adversely affect the liquidity of the Fund.

For more information on the master/feeder fund structure, see the SAI.


                                      January 29, 2001 International Equity Fund

                                                            Financial Highlights


Financial Highlights
for the Fund


The financial highlights will help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total return shows you how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Fund's annual report, which is available without charge upon request.

International Equity Fund
For a Share Outstanding Throughout the Period


                                                                                                         Period from
                                                                                                     October 11, 1996(1)
                                                           Years Ended September 30,                   to September 30,
                                                     2000             1999            1998                   1997
                                                    -------         -------          ------          -------------------
Net asset value, beginning of period                $ 12.75         $ 10.02          $11.64                 $10.00
                                                    -------         -------          ------                 ------
From investment operations
  Net investment income (loss)                         0.08           (0.15)           0.39                   0.10

  Net realized and unrealized gains (losses)
   on securities and foreign currency
   transactions allocated from the Portfolio           1.22            3.17           (1.28)                  1.54
                                                    -------         -------          ------                 ------
Total from investment operations                       1.30            3.02           (0.89)                  1.64
                                                    -------         -------          ------                 ------
Less dividends and distributions
  Dividends (from net investment income)                 --           (0.28)          (0.14)                    --
  Distributions (from capital gains)                  (0.00)(7)          --              --                     --
  Distributions (in excess of capital gains)             --           (0.01)          (0.59)                    --
                                                    -------         -------          ------                 ------
Total dividends and distributions                     (0.00)          (0.29)          (0.73)                    --
                                                    -------         -------          ------                 ------
Net asset value, end of period                      $ 14.05         $ 12.75          $10.02                 $11.64
                                                    -------         -------          ------                 ------
Total Return(3)                                       10.20%          30.36%          (7.77)%                16.40%
                                                    =======         =======          ======                 ======
Ratios/Supplemental Data:

Net assets, end of period (in thousands)            $12,525         $10,187          $7,149                 $6,343

Net expense ratio to average net assets(4),(5)         1.07%           1.10%           1.08%                  1.25%(2)

Ratio of net investment income to
  average net assets                                   0.62%           0.65%           3.30%                  1.03%(2)

Gross expense ratio to average net assets(5)           1.07%           1.11%           1.12%                  1.34%(2)

Portfolio turnover rate(3),(6)                           31%             16%             17%                    17%


(1)  Commencement of investment operations.


(2)  Annualized.

(3)  Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(7)  Amount represents less than $0.01 per share.



January 29, 2001 International Equity Fund

22


Financial Highlights
for the Fund
(continued)


The following table is based on the historical financial statements of the pool of assets that was, in a practical sense, the predecessor to the Portfolio in which the Fund is invested. The total return, expense ratios and per share data on the table have been adjusted to reflect any increase in Fund operating expenses that was expected to occur when the pool's assets were transferred to the Portfolio over the pool's actual operating expenses for each period shown.

The table covers the period from the beginning of the pool through October 11, 1996 when the pool's assets were transferred to the Portfolio. The pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, the pool's financial results might have been adversely affected.

International Equity Pool

Adjusted Selected Data (Unaudited)

For a Share Outstanding Throughout the Period


                                    PERIOD FROM                                                                PERIOD FROM
                                  JANUARY 1, 1996                                                            JULY 31, 1989(1)
                                   TO OCTOBER 11,                  YEAR ENDED DECEMBER 31,                    TO DECEMBER 31,
                                      1996(2)       1995      1994       1993      1992      1991      1990       1989
                                  ---------------  ------    ------     ------    ------    ------    ------ ----------------
Per Share Data:(3)
Net asset value, beginning of
  period                              $ 9.01       $ 7.55    $ 8.16     $ 5.96    $ 5.39    $ 4.74    $ 4.92     $ 4.04
                                      ------       ------    ------     ------    ------    ------    ------     ------
From investment operations

  Net investment income (loss)          0.11         0.12      0.06       0.11      0.09      0.08      0.05       0.02

  Net realized and unrealized
   gain (loss) on investments           0.88         1.34     (0.67)      2.09      0.48      0.57     (0.23)      0.86
                                      ------       ------    ------     ------    ------    ------    ------     ------
Total from investment operations        0.99         1.46     (0.61)      2.20      0.57      0.65     (0.18)      0.88
                                      ------       ------    ------     ------    ------    ------    ------     ------
Net asset value, end of period        $10.00       $ 9.01    $ 7.55     $ 8.16    $ 5.96    $ 5.39    $ 4.74     $ 4.92
                                      ------       ------    ------     ------    ------    ------    ------     ------
Total Return(3)                        10.97%       19.28%    (7.46)%    36.97%    10.64%    13.62%    (3.69)%    22.00%
                                      ======       ======    ======     ======    ======    ======    ======     ======
Ratios Supplemental Data:

Net assets, end of period
  (in thousands)                      $4,482       $5,662    $6,215     $5,495    $3,016    $2,364    $1,201     $  916

Net expense ratio to average
  net assets(3),(4)                     1.49%(5)     1.35%     1.45%      1.35%     1.35%     1.35%     1.43%      1.35%(5)

Ratio of net income (loss)
  to  average net assets(3)             1.54%(5)     1.46%     0.75%      1.35%     1.21%     1.69%     1.14%     (0.04)%(5)

Gross expense ratio to average
  net assets(3)                         1.49%(5)     1.40%     1.45%      1.40%     1.40%     1.40%     1.43%      1.40%(5)

Portfolio turnover rate                   30%          34%       62%        41%       36%       27%       31%       413%

(1)  Commencement of operations of the pool.

(2)  Commencement of operations of the Portfolio in which the Fund is invested.

(3) Adjusted to reflect any increase in expenses expected in operating the Fund, including the Fund's pro rata share of the Portfolio's expenses. Additionally, total return is not annualized for periods of less than one full year.

(4) Net expenses represent gross expenses less fees that would have been waived by the Advisor of the Portfolio if the fee waiver in effect for the Portfolio had been in effect for the pool.

(5)  Annualized.


                                      January 29, 2001 International Equity Fund

                       This page intentionally left blank

FOR MORE INFORMATION:

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected its performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing or calling the Fund at:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958
(800) 259-2820
bergerfunds.com

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's web site at sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NUMBER:

Berger Worldwide Funds Trust 811-07669

(International Equity Fund)                                               IEPROS

                             January 29, 2001


                             BERGER
                             INTERNATIONAL
                             CORE FUND
                             PROSPECTUS



                             [BERGER FUNDS LOGO]




The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money in the Fund.

BERGER FUNDS is a registered service mark of Berger LLC; BERGER INTERNATIONAL CORE FUND is a service mark of Berger LLC; THE BERGER MOUNTAIN LOGO is a registered trademark of Berger LLC; other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

Contents

The Fund is designed primarily for direct investment by institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals.

Berger International CORE Fund(R).........................................4

The Fund's Goal and Principal Investment Strategies.......................4

Principal Risks...........................................................4

The Fund's Past Performance...............................................5

Fund Expenses.............................................................6

Investment Techniques, Securities and Associated Risks....................7

Risk and Investment Glossary..............................................7

Buying Shares............................................................11

Selling (Redeeming) Shares...............................................13

Information About Your Account...........................................14

Exchanging Shares........................................................14

Signature Guarantees/Special Documentation...............................14

Your Share Price.........................................................15

Other Information About Your Account.....................................16

Distributions and Taxes..................................................17

Tax-Sheltered Retirement Plans...........................................18

Organization of the Fund.................................................19

Investment Managers......................................................19

Special Fund Structure...................................................20

Financial Highlights for the Fund........................................21



                  Berger Funds - January 29, 2001 Berger International CORE Fund

4

Berger International
CORE Fund                        Ticker Symbol                             BBICX


The Fund's Goal and Principal Investment Strategies


The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in common stocks of well-established foreign companies. The Fund invests all of its assets in the Berger International Portfolio (Portfolio), which has the same goals and policies as the Fund.

The Portfolio's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

The portfolio's investment manager generally looks for companies with:

o Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

o Business operations predominantly in well-regulated and more stable foreign markets

o Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.


The Portfolio invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. Recently, the Portfolio has been weighted toward countries in the United Kingdom, Europe and selectively in Japan and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Portfolio's assets are invested in mid-sized to large capitalization companies. The Portfolio's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.


See "Organization of the Fund--Special Fund Structure" later in this prospectus for more information on the Fund's investment in the Portfolio.

Principal Risks

You may be interested in the Fund if you are comfortable with the risks of international investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment. There are additional risks with investing in foreign countries, especially in developing countries--specifically, economic, market, currency, liquidity, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. In addition, foreign stocks may not move in concert with the U.S. markets. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts, which may present hedging, credit, correlation, opportunity and leverage risks.



Berger Funds - January 29, 2001 Berger International CORE Fund

                                                  Berger International CORE Fund

See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

The Fund's Past Performance


The information below shows the Fund's performance through December 31, 2000. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. As with all mutual funds, past performance does not guarantee future results.


Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year for the past ten years.(1)

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31(1)

                                     [GRAPH]


1991                                               13.61%

1992                                               10.93%

1993                                               37.25%

1994                                               -7.47%

1995                                               19.23%

1996                                               19.02%

1997                                                3.79%

1998                                               15.66%

1999                                               31.79%

2000                                               -9.68%

BEST QUARTER:  12/31/99                            20.82%

WORST QUARTER:  9/30/98                           -16.67%



Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index), an unmanaged index, with dividends reinvested, which represents major overseas stock markets. While the Fund does not seek to match the returns of the EAFE Index, this index is a good indicator of foreign stock market performance. You may not invest in the EAFE Index, and unlike the Fund, it does not incur fees or charges.


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2000(1)


                                                           Life of the Fund
                        1 Year       5 Years    10 Years   (July 31, 1989)
                        ------       -------    --------   ---------------
The Fund                 -9.68%      11.20%      12.49%       12.44%

EAFE Index              -13.96%       7.43%       8.56%        5.41%


(1) Predecessor Performance: Performance figures covering periods prior to October 11, 1996, include the performance of a pool of assets advised by the Portfolio's investment manager for periods before the Portfolio began operations. This performance has been adjusted to reflect any increased expenses expected in operating the Fund, net of fee waivers. The asset pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, its performance might have been adversely affected.



                  Berger Funds - January 29, 2001 Berger International CORE Fund

6

Berger International
CORE Fund

Fund Expenses

As a shareholder in the Fund, you do not pay any sales loads, but you do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

ANNUAL FUND OPERATING EXPENSES(1)
(deducted directly from the Fund)                                             %
---------------------------------                                          ----
Management fee(2)                                                           .85

Other expenses                                                              .13
                                                                           ----
Total Annual Fund Operating Expenses                                        .98
                                                                           ====


(1) Annual fund operating expenses consist of the Fund's expenses plus the Fund's share of the expenses of the Portfolio.

(2) Effective May 12, 2000, the investment advisory fee charged to the Portfolio was reduced to the following rates of average daily net assets; 0.85% of the first $500 million of average daily net assets: 0.80% of the next $500 million and 0.75% of all amounts in excess of $1 billion. The amount shown reflects the restated advisory fee.

Understanding Expenses

Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include the Fund's share of the Portfolio's expenses, an administrative fee and registration fees.

Example Costs

The following example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period

o    Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


BERGER INTERNATIONAL CORE FUND
YEARS                                                                          $
-----                                                                     ------
One                                                                          100

Three                                                                        312

Five                                                                         542

Ten                                                                        1,201



Berger Funds - January 29, 2001 Berger International CORE Fund

                                                  Berger International CORE Fund

Investment Techniques,
Securities and Associated
Risks

Before you invest...

in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true--the lower the risk, the lower the potential for return.

Like all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the fdic or any other government agency. The Fund is not a complete investment program, but may serve to diversify other types of investments in your portfolio. There is no guarantee that the Fund will meet its investment goal, and although you have the potential to make money, you could also lose money by investing in the Fund.

The following glossary will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

Risk and Investment Glossary

Borrowing refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only. The Fund will not borrow more than 25% of its total assets. Leverage Risk

Call risk is the possibility that an issuer may redeem or "call" a fixed-income security before maturity at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

Common stock is a share of ownership (equity) interest in a company.

Companies with limited operating histories are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. Market, Liquidity and Information Risks

Convertible securities(1) are debt or equity securities that may be converted on specified terms into stock of the issuer. Market, Interest Rate, Prepayment and Credit Risks

Correlation risk occurs when the Fund "hedges"--uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected results may occur.

Credit risk means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when the Fund's investments are converted to U.S. dollars.



                  Berger Funds - January 29, 2001 Berger International CORE Fund

8

Investment Techniques,
Securities and Associated
Risks (continued)


Diversification means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.


Foreign securities(3) are issued by companies located outside of the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S. Market, Currency, Transaction, Liquidity, Information and Political Risks

Forward foreign currency contracts(2),(3) are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date at a predetermined price. Hedging, Credit, Correlation, Opportunity and Leverage Risks

Hedging risk comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

Illiquid and restricted securities are securities that, by rules of their issue or by their nature, cannot be sold readily. These do not include liquid Rule 144A securities. The Fund will not invest more than 15% of its net assets in illiquid securities, including restricted securities not deemed to be liquid. Market, Liquidity and Transaction Risks

Information risk means that information about a security or issuer might not be available, complete, accurate or comparable.

Initial public offering (IPO) is the sale of a company's securities to the public for the first time. IPO companies can be small and have limited operating histories. The price of IPO securities can be highly unstable because of prevailing market psychology and the small number of shares available. In addition, the quality and number of IPOs available for purchase may diminish in the future, and their contribution to Fund performance may be less significant as the Fund grows in size. Market, Liquidity and Information Risks

Interest rate risk is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer term securities are subject to greater interest rate risk.



Berger Funds - January 29, 2001 Berger International CORE Fund

                                                  Berger International CORE Fund

Investment-grade bonds are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment-grade bonds. Interest Rate, Market, Call and Credit Risks

Lending portfolio securities to qualified financial institutions is undertaken in order to earn income. The Fund lends securities only on a fully collateralized basis. The Fund may lend portfolio securities only up to 33 1/3% of its total assets. Credit Risk

Leverage risk occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

Liquidity risk occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market capitalization is the total current market value of a company's outstanding common stock.

Market risk exists in all mutual funds and means the risk that the prices of securities in a market, a sector or an industry will fluctuate and that such movements might reduce an investment's value.

Opportunity risk means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

Political risk comes into play with investments, particularly foreign investments, that may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

Sector focus occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. The Fund will not concentrate more than 25% of its total assets in any one industry. Sector focus may increase both market and liquidity risk. Market and Liquidity Risks

Small and mid-sized company securities are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by the Fund appears under the heading "The Fund's Goal and Principal Investment Strategies." In general, the smaller the company, the greater its risks. Market, Liquidity and Information Risks



                  Berger Funds - January 29, 2001 Berger International CORE Fund

10

Investment Techniques,
Securities and Associated
Risks (continued)

Special situations are companies about to undergo a structural, financial or management change that may significantly affect the value of their securities. Market and Information Risks

Transaction risk means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Fund assets may increase this risk. This risk may be minimized through an analysis and continuous monitoring, by the Funds' primary custodian, of the custodial risks of using the depository.



(1) The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the sub-advisor considers to be below investment grade.


(2) The Fund may use forwards only for hedging. The Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's securities denominated in a particular foreign currency.

(3) The security or technique is emphasized by the Fund.



Berger Funds - January 29, 2001 Berger International CORE Fund

                                                  Berger International CORE Fund

Buying Shares


Minimums
--------
Initial investment                                               $  250,000

Subsequent investments                                           No minimum


Send new account applications to

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958

OR for overnight, certified or registered mail only

Berger Funds
330 West 9th Street, 1st Floor
Kansas City, MO 64105

BY MAIL

o    Read this prospectus.

o    Fill out the application if you are opening a new account.

o    Make out a check to Berger Funds for the amount you want to invest.

o Send the application and check to the Berger Funds in the envelope provided.

o To add to an existing account, be sure to include your account number on your check and mail it to the appropriate address above.

BY WIRE OR ELECTRONIC FUNDS TRANSFER

o    Payment may be made from your bank to the Berger Funds.

o Call (800) 960-8427 for current wire or electronic funds transfer instructions.


BY TELEPHONE*


o If you already have a Berger Funds account, you may purchase additional shares by telephone order.


o You must pay for them within three business days by wire, electronic funds transfer or overnight delivery of a check. If payment is not received within three business days the trade will be cancelled and your account may be charged for the loss to the Fund.


o Call (800) 960-8427 for current wire or electronic funds transfer instructions.



                  Berger Funds - January 29, 2001 Berger International CORE Fund

12

Buying Shares
(continued)

BY AUTOMATIC INVESTMENT PLAN

o To automatically purchase more shares on a regular basis, fill out the Automatic Investment Plan section of the application.

o    Investments are transferred automatically from your bank account.

o    See details on the application.


* All shareholders are automatically granted telephone transaction privileges unless they decline them explicitly in writing, either on the account application or by writing to the Berger Funds at the address above. You may give up some level of security by choosing to buy and sell shares by telephone rather than by mail. In times of extreme economic or market conditions, transactions by telephone may be difficult.


Important notes about paying for your shares

o    Your check must be made payable to Berger Funds.


o    Purchases must be made in U.S dollars drawn on U.S. banks.


o You may not purchase shares by cash, credit card, third-party checks or checks drawn on foreign banks.

o Subject to approval by the Fund, you may purchase Fund shares with liquid securities that the Fund is eligible to purchase. These securities must have a value that can be readily determined in accordance with the Fund's valuation policies. You may pay for Fund shares with securities only if it is the investment manager's intention to retain them in the Fund's portfolio. The Fund may amend or terminate this practice at any time.

o Orders not paid for on time will be canceled, and shares will be redeemed from your account to compensate for any decline in price of the shares canceled.

Berger Funds reserve the right to reject any order and to waive or reduce minimums, or increase minimums following notice.



Berger Funds - January 29, 2001 Berger International CORE Fund

                                                  Berger International CORE Fund

Selling (Redeeming)
Shares

BY MAIL

o Send a written request indicating your account number and the dollar amount or number of shares you are redeeming to the appropriate address shown under "Buying Shares."

o Your request must be signed by each registered shareholder, with the signature(s) appearing exactly as they do on your account registration.

o    Include any necessary Signature Guarantees. See "Signature
     Guarantees/Special Documentation" below.


BY TELEPHONE*


o    Call (800) 960-8427.


* For limitations on telephone redemptions see "Signature Guarantees/Special Documentation" below. Telephone redemptions are not available for shares held in retirement accounts sponsored by the Fund.


BY SYSTEMATIC WITHDRAWAL PLAN

o    A systematic withdrawal plan may be established.


o Shares may be redeemed automatically ($50 minimum) monthly, quarterly, semi-annually or annually.


o    Call (800) 960-8427 for more information and forms.

Important notes about payment for your redeemed shares

o Generally, payment for your redeemed shares will be sent to you within three business days after receipt of your redemption request in good order.

o You may receive payment for redeemed shares via wire or electronic funds transfer. You may elect these services on the account application or send to the Berger Funds a written request providing your bank information with your signature guaranteed. (See "Signature Guarantees/Special Documentation" below.)

o A wire transfer will be sent the next business day after receipt of your order, and an electronic funds transfer will be sent the second business day after receipt of your order.


o Proceeds from the redemption of shares purchased by check or through electronic funds transfer may be delayed until full payment for the shares has been received and cleared, which may take up to 15 days from the purchase date.




                  Berger Funds - January 29, 2001 Berger International CORE Fund

14

Information About Your
Account

Exchanging Shares

Shares of the Fund may be exchanged for shares of any other publicly available Berger Funds by calling (800) 960-8427. When exchanging shares:

o Each account must be registered identically--have the same signatures and addresses.

o    Each Fund must be legally eligible for sale in your state of residence.

o You may exchange out of each of the Berger Funds up to four times per calendar year.

o    You may exchange by telephone, online access or mail.

o You are responsible for obtaining and reading the prospectus for the Fund into which you are exchanging.

o An exchange out of a Berger Fund results in the sale of that Fund's shares and the purchase of another, normally resulting in a taxable event for you.

o Exchanges into any new Fund are subject to that Fund's initial and subsequent investment minimums.

The Fund may terminate or modify the exchange privilege in the future.

Signature Guarantees/Special Documentation

The Fund uses Signature Guarantees to protect you and the Fund from possible fraudulent requests for redeemed shares. Your redemption request must be in writing and accompanied by a Signature Guarantee if:

o    Your request exceeds $100,000.

o You request that payment be made to a name other than the one on your account registration.

o You request that payment be mailed to an address that has been changed within 30 days of your redemption request or to an address other than the one of record.

o    You change or add information relating to your designated bank.

Berger Funds reserve the right to require Signature Guarantees under other certain circumstances.

You can get a Signature Guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. You cannot obtain a Signature Guarantee from a notary public.



Berger Funds - January 29, 2001 Berger International CORE Fund

                                                  Berger International CORE Fund

Make sure the Signature Guarantee appears:

o Together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request.

o On any share certificates you hold for the redeemed shares or on a separate statement of assignment (stock power) that may be obtained from a bank or broker.

Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, call (800) 960-8427 or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121-9958.

Your Share Price

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The Fund's share price is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities and then dividing that value by the total number of the Fund's shares outstanding.

The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

For a purchase, redemption or exchange of Fund shares, your price is the share price next calculated after your request is received in good order by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the New York Stock Exchange on that day.

When the Fund calculates its share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

The Portfolio's securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected, and you will not be able to purchase or redeem shares.



                  Berger Funds - January 29, 2001 Berger International CORE Fund

16

Other Information About
Your Account

SECURITY CONSIDERATIONS

You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone and online instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record.

The Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine if these procedures are followed.

CONFIRMATION OF YOUR PURCHASES AND REDEMPTIONS

After any transaction, you will receive written confirmation including the share price and the dollar amount and number of shares bought or redeemed. Exception:
Shares purchased under Automatic Investment Plans or redeemed under Systematic Withdrawal Plans will be confirmed quarterly. Partial shares will be calculated to three decimal places.

SHAREHOLDER REPORTS


To reduce expenses, the Fund may mail only one copy of most financial reports, prospectuses and proxies to your household, even if you have more than one account in the Fund. Call (800) 960-8427 to begin receiving your own copy or if you need additional copies of financial reports, prospectuses or proxy statements.


SHARE CERTIFICATES

To assist in minimizing administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Fund's transfer agent in book entry form.

PURCHASES THROUGH BROKER-DEALERS

You may buy Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for first-time or additional investments that are not applicable if you buy shares directly from the Fund.

THIRD-PARTY ADMINISTRATORS

Certain brokerage firms and other companies may provide administrative services (such as sub-transfer agency, recordkeeping or shareholder communications services) to investors purchasing shares of the Fund through those companies. The Fund's advisor or the Fund (if approved by its trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.



Berger Funds - January 29, 2001 Berger International CORE Fund

                                                  Berger International CORE Fund

DATE-RELATED INFORMATION

Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information. The Fund's advisor is addressing these issues for its computers and is getting reasonable assurances from the Fund's other major service providers that they too are addressing these issues to preserve smooth functioning of the Fund's trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

These computer problems could also adversely affect the Fund's investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Fund's investment manager considers these issues when evaluating investments for the Portfolio.

REDEMPTIONS IN-KIND

The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made to you in portfolio securities rather than cash. If this occurs, you will incur transaction costs if you sell the securities for cash. You may have difficulty selling the securities and recovering the amount of your redemption if the securities are illiquid.

REDEMPTIONS BY THE FUND OF CERTAIN ACCOUNTS

To reduce its expenses, the Fund may involuntarily redeem the shares in your account if your balance drops below $1,000,000--but only if it drops below this amount because you have redeemed shares, not because the share value has declined. You will be given 60 days' notice before the Fund undertakes any involuntary redemption. During that time, you may buy more shares to bring your account above the minimum.

The Fund also reserves the right to close any account if it believes the shareholder is engaging in activities which may be detrimental to the Fund.

Distribution and Taxes

DISTRIBUTIONS OF INCOME AND GAINS

Unless you tell us that you want to receive your distributions in cash, they will be reinvested automatically in Fund shares. The Fund generally makes two kinds of distributions:

o Capital gains from the sale of portfolio securities. The Fund will distribute any net realized capital gains annually, normally in December.

o Net investment income from interest or dividends received on securities held by the Portfolio. The Fund will distribute its investment income annually, normally in December.



                  Berger Funds - January 29, 2001 Berger International CORE Fund

18

Other Information About
Your Account (continued)


The Fund reserves the right to reinvest into your account undeliverable or uncashed dividend or distribution checks that remain outstanding for six months,or distributions of less than $10. The dividend or distribution amount will be reinvested in shares of the applicable Fund at the NAV next computed after the check is cancelled.


YOUR TAXES

You generally will owe tax on amounts distributed to you by the Fund whether you reinvest them in additional shares or receive them in cash. Distributions of gains from the sale of assets held by the Fund for more than one year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have owned your Fund shares. Distributions from other sources generally are taxed as ordinary income.

Distributions made by the Fund to you will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The Fund generally will not distribute net investment income, although any net investment income generated as a by-product of managing its portfolio will be distributed to you.

If you redeem Fund shares that have appreciated in value, you will have a taxable gain upon redemption. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain if you exchange shares that have appreciated in value.

ADDITIONAL TAX INFORMATION

You should consult your own tax advisor about your particular situation. For more information about other tax matters, including backup withholding for certain taxpayers and other tax aspects of redemptions, see the SAI.

Tax-Sheltered Retirement Plans

The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing an IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call
(800) 259-2820, or write to the Berger Funds, P.O. Box 219958, Kansas City, MO 64121-9958. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at (800) 259-2820.



Berger Funds - January 29, 2001 Berger International CORE Fund

                                                  Berger International CORE Fund

Organization of the Fund

INVESTMENT MANAGERS

The following companies provide investment management and administrative services to the Fund.


Berger LLC (210 University Blvd., Suite 900, Denver, CO 80206) serves as investment advisor, sub-advisor or administrator to mutual funds and institutional investors. Berger LLC has been in the investment advisory business for 26 years. As investment advisor, Berger LLC oversees, evaluates and monitors the investment advisory services provided by Bank of Ireland Asset Management (U.S.) Limited as sub-advisor. For the most recent fiscal year, the Fund's Portfolio paid the advisor a fee of 0.88% of net assets. BBOI Worldwide LLC, a joint venture between Berger LLC and BIAM, was the advisor to the Portfolio until May 12, 2000, when Berger LLC became the Portfolio's advisor." Berger LLC also provides administrative services to the Fund.



Bank of Ireland Asset Management (U.S.) Limited (BIAM), (75 Holly Hill Lane, Greenwich, CT 06830 [representative office]; 26 Fitzwilliam Place, Dublin 2, Ireland [main office]) serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. As sub-advisor, BIAM provides day-to-day management of the investment operations of the Berger International Portfolio.


BIAM, using a team approach, has been the investment manager for the Portfolio since its inception in 1996. BIAM is the sub-advisor to the Portfolio and is part of Bank of Ireland's asset management group, established in 1966. Most of the team of investment professionals have been with the group for at least ten years.

PORTFOLIO TURNOVER

Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for the Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by the Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for you as an investor. The Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Fund."



                  Berger Funds - January 29, 2001 Berger International CORE Fund

20

Organization of the Fund
(continued)

SPECIAL FUND STRUCTURE


The Fund is organized as a "feeder" fund in a "master/feeder" structure. This means that the Fund's assets are all invested in a larger "master" portfolio of securities, the Berger International Portfolio, which has investment goals and policies identical to those of the Fund. The other feeders investing in the Portfolio are the International Equity Fund and the Berger International Fund. The International Equity Fund has a minimum balance requirement of $1,000,000 and the Berger International Fund has a minimum balance requirement of $2,000. Each Fund has its own expenses so that share price, performance and distributions will differ among feeders. For more information on these feeders, please call (800) 259-2820.


The Fund may withdraw its investment in the Portfolio at any time, if the trustees determine that it is in the best interests of the Fund to do so. In that event, the Fund might transfer to another master fund or hire its own investment advisor. A withdrawal could result in the Fund receiving an in-kind distribution of portfolio securities from the Portfolio. In that case, the Fund could incur brokerage, tax or other charges if it converted the securities to cash. In addition, an in-kind distribution could adversely affect the liquidity of the Fund.

For more information on the master/feeder fund structure, see the SAI.



Berger Funds - January 29, 2001 Berger International CORE Fund

                                                            Financial Highlights

Financial Highlights
for the Fund


The financial highlights will help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. Total return shows you how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Fund's annual report, which is available without charge upon request.


Berger International CORE Fund
For a Share Outstanding Throughout the Periods




                                                               Years Ended September 30,             Period from October 11, 1996(1)
                                                            2000          1999          1998                   to September 30, 1997
                                                        ------------  ------------  ------------     -------------------------------
Net asset value, beginning of period                    $      13.46  $      10.60  $      11.67              $      10.00
From investment operations
  Net investment income (loss)                                  0.09         (0.12)         0.43 (2)                  0.08
  Net realized and unrealized gains (losses)
   on securities and foreign currency
   transactions allocated from the Portfolio                    1.31          3.32         (1.34)(2)                  1.59
                                                        ------------  ------------  ------------              ------------
Total from investment operations                                1.40          3.20         (0.91)                     1.67
                                                        ------------  ------------  ------------              ------------
Less dividends and distributions
  Dividends (from net investment income)                       (0.05)        (0.34)        (0.08)                       --
  Distributions (in excess of capital gains)                      --            --         (0.08)                       --
                                                        ------------  ------------  ------------              ------------
Total dividends and distributions                              (0.05)        (0.34)        (0.16)                       --
                                                        ------------  ------------  ------------              ------------
Net asset value, end of period                          $      14.81  $      13.46  $      10.60              $      11.67
                                                        ------------  ------------  ------------              ------------
Total Return(3)                                                10.40%        30.45%        (7.79)%                   16.70%
                                                        ============  ============  ============              ============
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                $    260,789  $    231,985  $    153,918              $     97,177
Net expense ratio to average net assets(4),(5)                  1.01%         1.06%         1.08%                     1.10%(2)
Ratio of net investment income to
  average net assets                                            0.69%         0.69%         3.44%                     1.62%(2)
Gross expense ratio to average net assets(5)                    1.01%         1.06%         1.12%                     1.20%(2)
Portfolio turnover rate(3),(6)                                    31%           16%           17%                       17%


(1)  Commencement of investment operations.


(2)  Annualized.



(3)  Not annualized.



(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.


(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.


(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.




                  Berger Funds - January 29, 2001 Berger International CORE Fund

22

Financial Highlights
for the Fund

The following table is based on the historical financial statements of the pool of assets that was, in a practical sense, the predecessor to the Portfolio in which the Fund is invested. The total return, expense ratios and per share data on the table have been adjusted to reflect any increase in Fund operating expenses that was expected to occur when the pool's assets were transferred to the Portfolio over the pool's actual operating expenses for each period shown.

The table covers the period from the beginning of the pool through October 11, 1996 when the pool's assets were transferred to the Portfolio. The pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, the pool's financial results might have been adversely affected.

International Equity Pool
Adjusted Selected Data (Unaudited)
For a Share Outstanding Throughout the Periods Presented

                                         Period from                                                                    Period from
                                     January 1, 1996                                                                July 31, 1989(1)
                                      to October 11,                       Year Ended December 31,                   to December 31,
                                             1996(2)     1995      1994       1993      1992      1991      1990                1989
                                     ---------------    -------   -------    -------   -------   -------   -------  ----------------
Per Share Data:(3)
Net asset value, beginning of period    $     9.01      $  7.55   $  8.16    $  5.95   $  5.36   $  4.72   $  4.90    $     4.01
                                        ----------      -------   -------    -------   -------   -------   -------    ----------
From investment operations
  Net investment income (loss)                0.11         0.12      0.06       0.11      0.09      0.08      0.05          0.02
  Net realized and unrealized
    gain (loss) on investments                0.88         1.34     (0.67)      2.10      0.50      0.56     (0.23)         0.87
                                        ----------      -------   -------    -------   -------   -------   -------    ----------
Total from investment operations              0.99         1.46     (0.61)      2.21      0.59      0.64     (0.18)         0.89
                                        ==========      =======   =======    =======   =======   =======   =======    ==========
Net asset value, end of period          $    10.00      $  9.01   $  7.55    $  8.16   $  5.95   $  5.36   $  4.72    $     4.90
                                        ----------      -------   -------    -------   -------   -------   -------    ----------
Total Return(3)                              11.03%       19.23%    (7.47)%    37.25%    10.93%    13.61%    (3.76)%       22.20%
                                        ==========      =======   =======    =======   =======   =======   =======    ==========
Ratios Supplemental Data:
  Net assets, end of period
  (in thousands)                        $    4,482      $ 5,662   $ 6,215    $ 5,495   $ 3,016   $ 2,364   $ 1,201    $      916
Net expense ratio to average
  net assets(3),(4)                           1.49%(5)     1.35%     1.45%      1.17%     1.10%     1.35%     1.43%         1.10%(5)
Ratio of net income (loss)
  to  average net assets(3)                   1.54%(5)     1.46%     0.75%      1.53%     1.46%     1.69%     1.14%         0.21%(5)
Gross expense ratio to average
  net assets(3)                               1.49%(5)     1.35%     1.45%      1.17%     1.15%     1.35%     1.43%         1.15%(5)
Portfolio turnover rate                         30%          34%       62%        41%       36%       27%       31%          413%

(1)  Commencement of operations of the pool.

(2)  Commencement of operations of the Portfolio in which the Fund is invested.

(3) Adjusted to reflect any increase in expenses expected in operating the Fund, including the Fund's pro rata share of the Portfolio's expenses. Additionally, total return is not annualized for periods of less than one full year.

(4) Net expenses represent gross expenses less fees that would have been waived by the Advisor of the Portfolio if the fee waiver in effect for the Portfolio had been in effect for the pool.

(5)  Annualized.


Berger Funds - January 29, 2001 Berger International CORE Fund

FOR MORE INFORMATION:

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that affected its performance over the past year.

You may wish to read the Statement of Additional Information (SAI) for more information on the Fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of the prospectus.

You can get free copies of the annual and semi-annual reports and the SAI, request other information or get answers to your questions about the Fund by writing or calling the Fund at:

Berger Funds
P.O. Box 219958
Kansas City, MO 64121-9958
(800) 259-2820
bergerfunds.com

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Web site at sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington D.C. For information on the operation of the Public Reference Room, call (202) 942-8090. Copies of documents may also be obtained, after paying a duplicating fee, by sending your request to the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.



INVESTMENT COMPANY ACT FILE NUMBER:

Berger Worldwide Funds Trust 811-07669

(Berger International CORE Fund)

                                                                        COREPROS

                               BERGER GROWTH FUND

                          BERGER LARGE CAP GROWTH FUND

                           BERGER MID CAP GROWTH FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

               BERGER SMALL COMPANY GROWTH FUND - INVESTOR SHARES
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST


                  BERGER NEW GENERATION FUND - INVESTOR SHARES
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                               BERGER SELECT FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST


              BERGER INFORMATION TECHNOLOGY FUND - INVESTOR SHARES
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                            BERGER INTERNATIONAL FUND
                    A SERIES OF BERGER WORLDWIDE FUNDS TRUST

                            BERGER MID CAP VALUE FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST


                              BERGER BALANCED FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST


                       STATEMENT OF ADDITIONAL INFORMATION
                      SHAREHOLDER SERVICES: 1-800-551-5849

                  This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the Berger Funds listed above (the "Funds"), dated January 29, 2001, as it may be amended or supplemented from time to time, which may be obtained by writing the Funds at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-333-1001.

                  The Funds are all "no-load" mutual funds, meaning that a buyer pays no commissions or sales loads when buying or redeeming shares of the Funds, although each Fund pays certain costs of distributing its shares. See "Section
5. Expenses of the Funds -- 12b-1 Plans" below. This SAI describes each of these Funds which have many features in common, but may have different investment objectives and different investment emphases.


                  The financial statements of each of the Funds for the fiscal year ended September 30, 2000, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Funds' 2000 Annual Report to Shareholders dated September 30, 2000.


                  Copies of the Annual Report are available, without charge, upon request, by calling 1-800-333-1001.





                             DATED JANUARY 29, 2001

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS


                                                                        CROSS-REFERENCES TO
                                                               PAGE     RELATED DISCLOSURES
SECTION                                                        NO.      IN PROSPECTUS
-------                                                        ----     -------------------

Introduction                                                   1        Table of Contents

1.  Investment Strategies and Risks of the Funds.              1        Berger Funds; Investment Techniques,
                                                                        Securities and the Associated Risks

2.  Investment Restrictions                                    16       Berger Funds; Investment Techniques,
                                                                        Securities and the Associated Risks

3.  Management of the Funds                                    21       Organization of the Berger Funds Family

4.  Investment Advisors and Sub-Advisors                       25       Organization of the Berger Funds Family

5.  Expenses of the Funds                                      30       Berger Funds; Organization of the Berger Funds
                                                                        Family; Financial Highlights for the Berger
                                                                        Funds Family

6.  Brokerage Policy                                           38       Organization of the Berger Funds Family

7.  How to Purchase and Redeem Shares in the Funds             42       Buying Shares; Selling (Redeeming) Shares

8.  How the Net Asset Value is Determined                      43       Your Share Price

9.  Income Dividends, Capital Gains Distributions and Tax      44       Distributions and Taxes
    Treatment

10. Suspension of Redemption Rights                            45       Other Information About Your Account

11. Tax-Sheltered Retirement Plans                             45       Tax-Sheltered Retirement Plans

12. Exchange Privilege and Systematic Withdrawal               48       Exchanging Shares
    Plan

13. Performance Information                                    48       Financial Highlights for the Berger Funds
                                                                        Family

14. Additional Information                                     51       Organization of the Berger Funds Family;
                                                                        Special Fund Structures

Financial Information                                          56       Financial Highlights

                                  INTRODUCTION

                  The Funds described in this SAI are all mutual funds, or open-end, management investment companies. All of the Funds are diversified funds, except the Berger Select Fund. See below under "Non-Diversification" in
Section 1 for further information concerning the Berger Select Fund. Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus or SAI concerning the other Funds.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUNDS

                  The Prospectus describes the investment objective of each of the Funds and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in each Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. For the Berger International Fund, the term "Fund" in this Section 1 should be read to mean the Berger International Portfolio (the "Portfolio"), in which all the investable assets of the Fund are invested.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, any of the Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities that bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. None of the Funds will purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Funds will consider the security as rated in the higher category. If nonconvertible securities purchased by a Fund are downgraded to below investment grade following purchase, the directors or trustees of the Fund, in consultation with the Fund's advisor or sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by a Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by a Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.


                  CONVERTIBLE SECURITIES. Each Fund may also purchase debt or equity securities which are convertible into common stock when the Fund's advisor or sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Funds may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's advisor or sub-advisor. Each Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Funds will not invest in any security in default at the time of purchase, and each of the Funds will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by a Fund are downgraded following purchase, or if other circumstances cause 20% or more of a Fund's assets to be invested in convertible securities rated below investment grade, the directors or trustees of the Fund, in consultation with the Fund's advisor or sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI. Convertible securities will be included in the 25% of total assets the Berger Balanced Fund will keep in fixed-income senior securities. However, only that portion of their value attributable to their fixed-income characteristics will be used in calculating the 25%.

                  ZEROS/STRIPS. Each Fund, except the Berger New Generation Fund, the Berger Small Company Growth Fund and the Berger International Fund, may invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

                  SECURITIES OF SMALLER COMPANIES. Each Fund may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. Each Fund may invest in securities of companies with limited operating histories. Each Fund considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

                  INITIAL PUBLIC OFFERINGS. Each Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above.


                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's advisor or sub-advisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on a Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund's assets as it increases in size, and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for any of the Funds to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.


                  The advisor's or sub-advisor's IPO trade allocation procedures govern which Funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4 below. Under the IPO allocation procedures of Berger LLC, a Fund generally will not participate in an IPO if the securities available for allocation to the Fund are insignificant relative to the Fund's net assets. As a result, any Fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.


                  FOREIGN SECURITIES. Each Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Funds' investments may also include American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

                  Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Funds. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries.


         There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing a Fund to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Funds may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of a Fund if the depository:
(i) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (ii) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (iii) maintains records that identify the assets of participants and keeps its own assets separated from the assets of participants; (iv) provides periodic reports to participants; and (v) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Fund's primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis, and notifies the Fund of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation, the quality of its services, its financial strength, and insurance or indemnification arrangements, the extent and quality of regulation and independent examination of the depository, its standing in published ratings, its internal controls, and other procedures for safeguarding investments, and any related legal proceedings.


                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. A Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, a Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S.

courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  For any Fund invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Funds may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9 below.


                  ILLIQUID AND RESTRICTED SECURITIES. Each Fund is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. None of the Funds will purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of a Fund's net assets to be invested in illiquid securities, the directors or trustees of that Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.


                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the directors or trustees, a Fund's advisor or sub-advisor will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of a Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which a Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the directors or trustees will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund. None of the Funds will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve certain risks, such as credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Funds expect that these risks can be controlled through careful monitoring procedures.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, none of the Funds currently intends to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, obligations of issuers eligible for investment by a Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction.

                  When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.


                  LENDING OF PORTFOLIO SECURITIES. Each Fund, except the Berger Growth Fund and the Berger Large Cap Growth Fund, may lend their securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. By lending its securities, a Fund will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.


                  Each Fund permitted to lend its portfolio securities may lend to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and
(d) the Fund receives reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receives all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

                  A Fund lending securities bears risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. None of the Funds will lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets (including the value of the collateral received to secure the loan). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.

                  Although voting rights with respect to loaned securities pass to the borrower, lending Funds retain the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall loaned securities in time to exercise voting rights may be unsuccessful, especially for foreign securities or thinly traded securities. In addition, it is expected that loaned securities will be recalled for voting only when the items being voted on are, in the judgment of the lending Fund's advisor, either material to the economic value of the security or threaten to materially impact the issuing company's corporate governance policies or structure.


                  SHORT SALES. Each Fund, except the Berger International Fund, currently is only permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). The Berger International Fund is not permitted to engage in short sales at all.


                  In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

                  Under prior law, a Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price, but also wished to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, federal tax legislation has since eliminated the ability to defer recognition of gain or loss in short sales against the box and accordingly, it is not anticipated that any of the Funds will be engaging in these transactions unless there are further legislative changes.

                  SPECIAL SITUATIONS. Each Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services which may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or which enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or which are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  HEDGING TRANSACTIONS. Each Fund is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of a Fund's securities or the price of securities that a Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures which may be established by the directors or trustees from time to time. In addition, none of the Funds is required to hedge. Decisions regarding hedging are subject to the advisor's or sub-advisor's judgment of the cost of the hedge, its potential effectiveness and other factors the advisor or sub-advisor considers pertinent.

                  A hedging transaction may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit a Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Use of these instruments by a Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation, or in the case of a call option written by the Fund, may exceed the premium received for the option. However, a Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by that Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of a Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions;
(c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.


                  Following is additional information concerning the futures, forwards and options which each of the Funds, except the Berger International Fund, may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, those Funds may only write call options that are covered and only up to 25% of the Fund's total assets.


                  Currently, the Berger International Fund is authorized to utilize only forward contracts for hedging purposes and is not permitted to utilize futures or options. Consequently, the following additional information should be read as applicable to that Fund only to the extent it discusses forwards. If the trustees ever authorize that Fund to utilize futures or options, such investments would be permitted solely for hedging purposes, and the Fund would not be permitted to invest more than 5% of its net assets at the time of purchase in initial margins for financial futures transactions and premiums for options. In addition, the Fund's advisor or sub-advisor may be required to obtain bank regulatory approval before that Fund engages in futures and options transactions.

                  Futures Contracts. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

                  Certain Funds may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

                  Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. A Fund will incur brokerage fees when it buys or sells futures contracts.

                  In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. A Fund will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

                  Where applicable, each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

                  Although a Fund will hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position.

                  The acquisition or sale of a futures contract may occur, for example, when a Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows a Fund to maintain a defensive position without having to sell portfolio securities.

                  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

                  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Fund still may not result in a successful use of futures.

                  Futures contracts entail additional risks. Although a Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, each Fund utilizing futures contracts intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

                  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

                  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

                  Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

                  Options on Futures Contracts. Certain Funds may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

                  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

                  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

                  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

                  Forward Foreign Currency Exchange Contracts. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Funds authorized to utilize forward contracts currently intend that they will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although a Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Funds' objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the relevant Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another limits that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

                  A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a Fund's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. A Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when a Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, each Fund utilizing forward contracts intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

                  Options on Securities and Securities Indices. Certain Funds may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by a Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when a Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

                  A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

                  The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

                  The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. If a Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

                  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                  An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                  In addition, when a Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

                  An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

                  A Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. A Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

                  An example of a hedging transaction using an index option would be if a Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Funds will generally invest may be imperfect, the Funds utilizing put options expect, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Berger Balanced Fund may invest in certain mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Asset-backed securities are similar, except that they are backed by assets other than mortgages, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards).

                  The primary risk of any mortgage-backed or asset-backed security is the uncertainty of the timing of cash flows from the assets underlying the securities. See the subheading "Special Risks of Mortgage-Backed Securities" below for more information about prepayment and extension risks. Also, see the subheading "Asset-Backed Securities" below for more information about asset-backed securities.

                  There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

                  U.S. Government Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are backed by the "full faith and credit" of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of GNMA, FNMA and FHLMC guarantee timely distribution of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

                  Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The Berger Balanced Fund may also invest in collateralized mortgage obligations (CMOs). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is referred to in this section as Mortgage Assets). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U. S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Fund may invest in CMOs issued by private entities only if the CMOs are rated at least investment grade (at least BBB by S&P or Baa by Moody's) or, if unrated, are determined to be of comparable quality.

                  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

                  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches may be higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

                  The Fund also may invest in parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

                  The Fund may not invest in "stripped" mortgage-backed securities (interest-only securities (IOs) or principal-only securities (POs)) or in mortgage-backed securities known as "inverse floaters."

                  Adjustable Rate Mortgages. The Berger Balanced Fund may also invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

                  Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, these securities generally are structured with one or more types of credit enhancement to make them more secure, which may be through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of those approaches. The Fund may invest in private mortgage pass-through securities only if they are rated AA/Aa (S&P/Moody's) or above.

                  Special Risks of Mortgage-Backed Securities. Mortgage-backed securities have certain different characteristics than traditional debt securities. As a result of the risks associated with these securities, the Fund could realize a loss by investing in them, regardless of their rating or their credit enhancement features.

                  Among the major differences between mortgage-backed securities and traditional debt securities are that on mortgage-backed securities, interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time, usually without penalty. Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the mortgage-backed securities originally held. To the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

                  Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

                  Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, during a period of declining rates, the Fund is likely to have greater amounts to reinvest as a result of prepayments and is likely to have to reinvest those amounts at lower interest rates than during a period of rising interest rates. Mortgage-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

                  The Fund may invest in mortgage derivative securities, such as CMOs, the average life of which is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

                  The Fund's investments in mortgage derivative securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

                  In addition, CMOs and other mortgage-backed securities issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the pool of securities underlying a privately issued mortgage-backed security may be subject to a guarantee. Therefore, if the collateral securing a privately issued mortgage-backed security held by the Fund, in addition to any third party credit support or guarantees, is insufficient to make payment, the Fund could sustain a loss on its investment in that security. However, as stated above, the Fund will invest in CMOs and other mortgage-backed securities issued by private entities only if they are rated AA/Aa (S&P/Moody's) or above.

                  Asset-Backed Securities. The Berger Balanced Fund may also invest in asset-backed securities. Asset-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and are subject to many of the same risks. See the subheading "Special Risks of Mortgage-Backed Securities" above for a discussion of those risks. In addition, asset-backed securities involve certain risks that are not posed by mortgage-backed securities, since asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

                  New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable legal requirements.


                  TEMPORARY DEFENSIVE MEASURES. Each Fund, except the Berger Information Technology Fund and the Berger International Fund, may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its advisor or sub-advisor believes market conditions warrant a temporary defensive position. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, a Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

                  NON-DIVERSIFICATION. The Berger Select Fund is classified as a "non-diversified" Fund under the Investment Company Act of 1940, which means that the Fund is not limited by that Act in the proportion of its assets that it may invest in the securities of a single issuer. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund invests more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock will have a greater impact on the Fund's net asset value.

                  However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code, which will generally relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See
Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment below. To qualify as a regulated investment company, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. government securities.

                  PORTFOLIO TURNOVER. The portfolio turnover rates of each of the Funds are shown in the Financial Highlights tables included in the Prospectus. The annual portfolio turnover rates of some of the Funds at times have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Funds anticipate that their portfolio turnover rates in future years may exceed 100%, and investment changes will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover for all the Funds may increase as a result of large amounts of purchases and redemptions of shares of the Funds due to economic, market or other factors that are not within the control of management.

                  Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Funds. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of a Fund, although sales of certain stocks will lead to realization of gains, and, possibly, increased taxable distributions to shareholders. The Funds' brokerage policy is discussed further below under Section 6--Brokerage Policy, and additional information concerning income taxes is located under Section 9--Income Dividends, Capital Gains Distributions and Tax Treatment.

                  The variation in the portfolio turnover rate for the Berger Select Fund's two most recently completed fiscal years is due to the increased size of the Fund and a portfolio manager change.

2.                INVESTMENT RESTRICTIONS


                  As indicated in the Prospectus, the investment objective of each Fund is as follows:



              FUND                                           INVESTMENT OBJECTIVE
              ----                                           --------------------

              Berger Growth Fund                             Long-term capital appreciation

              Berger Large Cap Growth Fund                   Capital appreciation

              Berger Mid Cap Growth Fund                     Capital appreciation

              Berger Small Company Growth Fund               Capital appreciation

              Berger New Generation Fund                     Capital appreciation

              Berger Select Fund                             Capital appreciation

              Berger Information Technology Fund             Capital appreciation

              Berger International Fund                      Long-term capital appreciation

              Berger Mid Cap Value Fund                      Capital appreciation

              Berger Balanced Fund                           Capital appreciation and current income

                  The investment objectives of each of the Funds are considered fundamental, meaning that they cannot be changed without a shareholders' vote. There can be no assurance that any of the Funds' investment objectives will be realized.


                  Effective January 2001, the Trustees of the Berger Growth and Income Fund approved a change in the name and non-fundamental investment strategies of the Fund from that of a Growth and Income Fund to a Large Cap Growth Fund, and in doing so eliminated the Fund's secondary investment objective.

                  Each Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without a shareholder vote. The principal policies and strategies used by the Funds are described in the Prospectus.

                  In addition, each Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the directors or trustees without shareholder vote.


BERGER MID CAP GROWTH FUND, BERGER SMALL COMPANY GROWTH FUND(R), BERGER NEW GENERATION FUND, BERGER SELECT FUND, BERGER INFORMATION TECHNOLOGY FUND, BERGER MID CAP VALUE FUND AND BERGER BALANCED FUND

                  Except as noted, the following fundamental restrictions apply to each of the Berger Mid Cap Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Mid Cap Value Fund and the Berger Balanced Fund. The Fund may not:

                  1. (Does not apply to the Berger Select Fund) With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.


                  2. Invest in any one industry (other than U.S. government securities) 25% or more (more than 25%, in the case of the Berger Small Company Growth Fund) of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), each Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, the Berger Small Company Growth Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.


                  The trustees have adopted additional non-fundamental investment restrictions for the Berger Mid Cap Growth Fund, the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Select Fund, the Berger Information Technology Fund, the Berger Mid Cap Value Fund and the Berger Balanced Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:


                  1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Fund may not invest in companies for the purposes of exercising control of management.

                  4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.


BERGER GROWTH FUND(SM) AND BERGER LARGE CAP GROWTH FUND(SM)


                  The following fundamental restrictions apply to each of the Berger Growth Fund and the Berger Large Cap Growth Fund. The Fund may not:

                  1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

                  2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the value of the Fund's total assets.

                  3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

                  4. Make loans, except that the Fund may enter into repurchase agreements in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  5. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Fund's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes). This limitation shall not prohibit or restrict short sales or deposits of assets to margin or guarantee positions in futures, options or forward contracts, or the segregation of assets in connection with any of such transactions.

                  6. Purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment advisor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

                  7. Purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  8. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security) or invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except, only for the purpose of hedging, (i) financial futures transactions, including futures contracts on securities, securities indices and foreign currencies, and options on any such futures, (ii) forward foreign currency exchange contracts and other forward commitments and (iii) securities index put or call options.

                  9. Participate on a joint or joint and several basis in any securities trading account.

                  10. Invest in companies for the purposes of exercising control of management.

                  In applying the industry concentration investment restriction (no. 3 above), the Funds use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, each Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

                  The directors have adopted additional non-fundamental investment restrictions for the Berger Growth Fund and the Berger Large Cap Growth Fund. These limitations may be changed by the directors without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

                  2. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

                  3. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

                  4. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

BERGER INTERNATIONAL FUND

                  The Fund has adopted the investment policy that it may, notwithstanding any other fundamental or non-fundamental investment policy or restriction, invest all of its investable assets in the securities of another open-end investment company or series thereof with substantially the same investment objective, policies and limitations as the Fund. This arrangement is commonly referred to as a master/feeder.

                  All other fundamental and non-fundamental investment policies and restrictions of the Berger International Fund and the Berger International Portfolio (the "Portfolio") are identical. Therefore, although the following investment restrictions refer to the Portfolio, they apply equally to the Fund.

                  The Portfolio has adopted certain fundamental restrictions on its investments and other activities, and none of these restrictions may be changed without the approval of (i) 67% or more of the voting securities of the Portfolio present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by the shareholders.

                  The following fundamental restrictions apply to the Portfolio. The Portfolio may not:

                  1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Portfolio's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Portfolio's total assets taken at market value. When borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Portfolio may enter into repurchase agreements and may lend portfolio securities in accordance with the Portfolio's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Portfolio uses the industry groups designated by the Financial Times World Index Service.

                  The trustees have adopted additional non-fundamental investment restrictions for the Portfolio. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. The Portfolio may not purchase securities on margin from a broker or dealer, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Portfolio from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Portfolio may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Portfolio may not invest in companies for the purposes of exercising control of management.

                  4. The Portfolio may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio, taken at market value at the time of purchase would be invested in such securities.

                  5. The Portfolio may not enter into any futures, forwards or options, except that only for the purpose of hedging, the Portfolio may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Portfolio's assets.

                  6. The Portfolio may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

3.                MANAGEMENT OF THE FUNDS

                  Each Fund is supervised by a board of directors or trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian.

                  The directors or trustees and executive officers of each of the Funds are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.


      MICHAEL OWEN, c/o Zayed University, Post Office Box 19282, Dubai, United
           Arab Emirates DOB: 1937. Dean, since September 2000, of Zayed University. Formerly self-employed as a financial and management consultant, and in real estate development from June 1999 to September 2000. From 1993 to June 1999, Dean, and from 1989 to 1993, a member of the Finance faculty, of the College of Business, Montana State University. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger Growth Fund and Berger Large Cap Growth Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


*     JACK R. THOMPSON, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Large Cap Growth Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June, 1999 (Executive Vice President from February 1999 to June 1999) of Berger LLC. Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of

           Janus Capital International, Ltd. (investment advisor) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the of the Janus Aspen Funds from May 1993 through June 1995.


      DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO 80110, DOB: 1928.
           President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office manager of Merrill Lynch Capital Markets. Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

      LOUIS R. BINDNER, 1075 South Fox, Denver, CO 80223, DOB: 1925. President,
           Climate Engineering, Inc. (building environmental systems). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


      KATHERINE A. CATTANACH, 672 South Gaylord, Denver, CO 80209, DOB: 1945.
           Managing Principal, Sovereign Financial Services, Inc. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


      PAUL R. KNAPP, Suite 500, 350 West Hubbard Street, Chicago, IL 60602, DOB:
           1945. Since October 2000, Executive Officer of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' transfer agent. Director (since February 1998) and a Vice President (February 1998 - November 1998) of West Side Investments, Inc. (investments), a wholly-owned subsidiary of DST Systems, Inc. Formerly, President, Chief Executive Officer and a director (September 1997 - October 2000) of DST Catalyst, Inc., an international financial markets consulting, software and computer services company, (now DST International, a subsidiary of DST) Previously (1991 - October 2000), Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions); also (1991 - September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


      HARRY T. LEWIS, JR., 1600 Broadway, Suite 2400, Denver, CO 80202, DOB:
           1933. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of J.D. Edwards & Co. (computer software company) since 1995. Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

      WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO 80135, DOB: 1928.
           President, Santa Clara LLC (privately owned agriculture company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


*     JAY  W. TRACEY CFA, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1954. Executive Vice President of the Berger Funds (since August, 2000). Executive Vice President and Chief Investment Officer of Berger LLC (since June 2000). Portfolio manager of the Berger Growth Fund (since August 2000); co-portfolio manager of the Berger Select Fund (since June 2000) and the Berger Large Cap Growth Fund (since January 2001). Formerly, Vice President and portfolio manager at OppenheimerFunds, Inc (September 1994 to May 2000) and Managing Director of Buckingham Capital Management (February 1994 to September
           1994).

*     MARK S. SUNDERHUSE, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1961. Vice President (since February 1999) and portfolio manager (since January 1999) of the Berger New Generation Fund. Vice President and co-portfolio manager since May 1999 of the Berger Select Fund. Portfolio manager (since January 2001) and Vice President (to be effective February 2001) of the Berger Mid Cap Growth Fund. Interim co-portfolio manager (June 2000 to January 2001) of the Berger Mid Cap Growth Fund. Executive Vice President (since June 2000), portfolio manager (since January 1999) and Senior Vice President (from January 1998 to June 2000) with Berger LLC. Formerly, Senior Vice President and assistant portfolio manager with Crestone Capital Management, Inc. (from January 1991 through January 1998); Investment Officer with United Bank of Denver (from April 1989 through January 1991); and officer and registered representative with Boettcher & Company, Inc. (investment banking) (from May 1985 through April 1989).

*     PAUL A. LAROCCO, CFA, 210 University Boulevard, Suite 900, Denver, CO
           80206, DOB: 1958. Vice President (to be effective February 2001) and portfolio manager (since January 2001) of the Berger Small Company Growth Fund. Vice President (to be effective February 2001) and co-portfolio manager (since January 2001) of the Berger Select Fund. Vice President of Berger LLC (since December 2000). Formerly, portfolio manager with Montgomery Asset Management (from January 2000 through December 2000); senior portfolio manager with Founders Asset Management (from March 1998 through December 1999); and portfolio manager with Oppenheimer Funds (from January 1993 through March
           1998).

*     STEVEN L. FOSSEL, CFA, 210 University Boulevard, Suite 900, Denver, CO
           80206, DOB: 1968. Portfolio manager (since June 2000) and Vice President (since August 2000) of the Berger Balanced Fund, co-portfolio manager (since June 2000) and Vice President (since August
           2000) of the Berger Select Fund. Co-portfolio manager (since January
           2001) and Vice President (to be effective February 2001) of the Berger Large Cap Growth Fund. Interim portfolio manager (from June 2000 to January 2001) of the Berger Large Cap Growth Fund. Vice President and portfolio manager of Berger LLC (since June 2000); senior equity analyst with Berger LLC (from March 1998 to June 2000). Formerly, Analyst and Assistant portfolio manager with Salomon Brothers Asset Management (from August 1992 to February 1998).

*     JANICE M. TEAGUE, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1954. Vice President (since November 1998) and Assistant Secretary (since February 2000 and previously from September 1996 to November 1998) and Secretary (November 1998 to February 2000) of the Berger Funds. Vice President (since October 1997), Secretary (since November 1998) and Assistant Secretary (October 1996 through November
           1998) with Berger LLC. Vice President and Secretary with Berger Distributors LLC, since August 1998. Formerly, self-employed as a business consultant from June 1995 through September 1996, Secretary of the Janus Funds from January 1990 to May 1995 and Assistant Secretary of Janus Capital Corporation from October 1989 to May 1995.


*     DAVID J. SCHULTZ, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1950. Vice President and Treasurer (since November 1998) and Assistant Treasurer (September 1996 to November 1998) of the Berger Funds. Vice President (since February 1997) and Controller (since August 1994) with Berger LLC. Chief Financial Officer and Treasurer (since May 1996), Assistant Secretary (since August 1998) and Secretary (May 1996 to August 1998) with Berger Distributors LLC. Formerly, Partner with Smith, Brock & Gwinn (accounting firm) from January 1984 to August 1994.


*     ANTHONY R. BOSCH, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1965. Vice President of the Berger Funds (since February 2000). Vice President (since June 1999) and Chief Legal Officer (since August 2000) with Berger LLC. Formerly, Assistant Vice President of Federated Investors, Inc. from December 1996 through May 1999, and Attorney with the U.S. Securities and Exchange Commission (from June 1990 through December 1996).


*     BRIAN S. FERRIE, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1958. Vice President of the Berger Funds since November 1998. Vice President (since February 1997) and Chief Compliance Officer (since August 1994) with Berger LLC. Chief Compliance Officer with Berger Distributors LLC, since May 1996. Formerly, Compliance Officer with United Services Advisor, Inc., from January 1988 to July 1994, and Director of Internal Audit of United Services Funds from January 1987 to July 1994.


*     JOHN PAGANELLI, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1967. Assistant Treasurer of the Berger Funds since November 1998. Vice President (since November 1998) and manager of Accounting (January 1997 through November 1998) with Berger LLC. Formerly, manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.

*     SUE VREELAND, 210 University Boulevard, Suite 900, Denver, CO 80206, DOB:
          1948. Secretary of the Berger Funds (since February 2000). Assistant Secretary of Berger LLC and Berger Distributors LLC since June 1999. Formerly, Assistant Secretary of the Janus Funds from March 1994 to May 1999, Assistant Secretary of Janus Distributors, Inc. from June 1995 to May 1997 and manager of Fund Administration for Janus Capital Corporation from February 1992 to May 1999.


----------

* Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds' advisors or sub-advisors.

                  The directors or trustees of the Funds have adopted a director/trustee retirement age of 75 years.

DIRECTOR/TRUSTEE COMPENSATION

                   The officers of the Funds received no compensation from the Funds during the fiscal year ended September 30, 2000. However, directors and trustees of the Funds who are not "interested persons" of the Funds or their advisors or sub-advisors are compensated for their services according to a fee schedule, allocated among the Funds. Neither the officers of the Funds nor the directors or trustees receive any form of pension or retirement benefit compensation from the Funds.

                   The following table sets forth information regarding compensation paid or accrued during the fiscal year ended September 30, 2000, for each director or trustee of the Funds:


NAME AND POSITION
WITH BERGER FUNDS                                              AGGREGATE COMPENSATION FROM
-----------------          ----------------------------------------------------------------------------------------------------

                                                                          BERGER
                                                           BERGER          SMALL         BERGER                        BERGER
                             BERGER        BERGER          MID CAP       COMPANY          NEW          BERGER       INFORMATION
                             GROWTH       LARGE CAP        GROWTH         GROWTH       GENERATION      SELECT        TECHNOLOGY
                              FUND       GROWTH FUND        FUND           FUND           FUND          FUND            FUND
                           ----------    -----------     ----------     ----------     ----------     ----------    -----------

Dennis E.
Baldwin(3)                 $   13,386     $    4,282     $      675     $    8,763     $    5,126     $      977     $      675

Louis
Bindner(3)                 $   13,386     $    4,282     $      675     $    8,763     $    5,126     $      977     $      675

Katherine A.
Cattanach(3)               $   13,386     $    4,282     $      675     $    8,763     $    5,126     $      977     $      675

Paul R. Knapp(3)           $   13,386     $    4,282     $      675     $    8,763     $    5,126     $      977     $      675

Harry T. Lewis(3)          $   13,386     $    4,282     $      675     $    8,763     $    5,126     $      977     $      675

Michael Owen(3)            $   16,234     $    5,193     $      818     $   10,627     $    6,217     $    1,185     $      819

William
Sinclaire(3)               $   13,057     $    4,173     $      656     $    8,538     $    4,989     $      957     $      655

Jack R. Thompson
(3),(4),(5)                $        0     $        0     $        0     $        0     $        0     $        0     $        0

NAME AND POSITION
WITH BERGER FUNDS                          AGGREGATE COMPENSATION FROM
-----------------          ---------------------------------------------------------



                              BERGER         BERGER MID      BERGER          ALL
                           INTERNATIONAL    CAP VALUE       BALANCED        BERGER
                              FUND(1)          FUND           FUND         FUNDS(2)
                           -------------    ----------     ----------     ----------

Dennis E
Baldwin(3)                   $    2,365     $      184     $    1,225     $   46,945

Louis
Bindner(3)                   $    2,365     $      184     $    1,225     $   46,945

Katherine A
Cattanach(3)                 $    2,365     $      184     $    1,225     $   46,945

Paul R. Knapp(3)             $    2,365     $      184     $    1,225     $   46,945

Harry T. Lewis(3)            $    2,365     $      184     $    1,225     $   46,945

Michael Owen(3)              $    2,869     $      224     $    1,485     $   57,000

William
Sinclaire(3)                 $    2,307     $      180     $    1,194     $   45,745

Jack R. Thompson
(3),(4),(5)                  $        0     $        0     $        0     $        0

NOTES TO TABLE

(1) Comprised of the portion of the trustee compensation paid by Berger Worldwide Portfolios to its trustees and allocated to the Fund.


(2) Includes the Berger Growth Fund, the Berger Large Cap Growth Fund, the Berger Investment Portfolio Trust (including the Berger Small Company Growth Fund, the Berger New Generation Fund, the Berger Balanced Fund, the Berger Select Fund, the Berger Mid Cap Value Fund, the Berger Mid Cap Growth Fund and the Berger Information Technology Fund), the Berger Institutional Products Trust (five series), the Berger Worldwide Funds Trust (three series, including the Berger International Fund), the Berger Worldwide Portfolios Trust (one series) and the Berger Omni Investment Trust (one series). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis
     E. Baldwin $17,939;Lou Bindner $14,239; Katherine A. Cattanach $46,875; Michael Owen $1,125; William Sinclaire $45,675.


(3) Director of Berger Growth Fund and Berger Large Cap Growth Fund and trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

(4)  Interested person of Berger LLC.


(5) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.


                  Directors or trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by each of the Funds. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the director or trustee for this purpose. Pursuant to an SEC exemptive order, the Funds are permitted to purchase shares of the designated funds in order to offset their obligation to the directors/trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. A Fund's obligation to make payments of deferred fees under the plan is a general obligation of the Fund.


                  As of December 29, 2000, the officers and directors/trustees of the Funds as a group owned of record or beneficially an aggregate of less than 1% of the outstanding shares of each class of each of the Funds except the Berger New Generation Fund Institutional Shares, of which the officers and directors/trustees of the Fund as a group owned of record 4.48% of the institutional shares class. When combined with the investor shares class of the New Generation Fund, officers and directors/trustees of the Fund as a group own of record less than 1% of the outstanding shares of the total outstanding shares of the Fund.


4.                INVESTMENT ADVISORS AND SUB-ADVISORS

BERGER LLC - INVESTMENT ADVISOR

                  Berger LLC ("Berger LLC"), 210 University Boulevard, Suite 900, Denver, CO 80206, is the investment advisor to all the Berger Funds. Berger LLC is responsible for managing the investment operations of these Funds and the composition of their investment portfolios. Berger LLC also acts as each Funds' administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.


                   Berger LLC is a Nevada Limited Liability Company, and has been in the investment advisory business for 26 years. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $7.2 billion as of December 31, 2000. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 80% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell Financial"). Stilwell also owns approximately 32% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer, which executes portfolio trades for the Funds.


                  Stilwell Financial was previously a wholly-owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). On July 12, 2000, KCSI completed a separation of its transportation and financial services segments through a dividend of stock of Stilwell Financial. On that date, KCSI shareholders received two shares of Stilwell Financial for every KCSI share held as of June 28, 2000. The separation resulted in no change in the management or control of the Funds or the Advisor to the Funds.

BBOI WORLDWIDE LLC - INVESTMENT ADVISOR

                  Prior to May 12, 2000, BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Blvd., Suite 700, Denver, CO 80206, a joint venture between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited (BIAM), served as advisor and administrator to the Portfolio. Effective May 12, 2000, the Berger International Portfolio entered into a new advisory agreement with Berger LLC replacing BBOI Worldwide LLC as the Fund's investment advisor and administrator, and BBOI was subsequently dissolved. Berger LLC is responsible for overseeing, evaluating and monitoring the investment advisory services provided by BIAM as sub-advisor.

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED - SUB-ADVISOR


                  As permitted in its Investment Advisory Agreement with the Berger International Portfolio, Berger LLC has delegated day-to-day investment management responsibility for the Portfolio to BIAM. As sub-advisor, BIAM manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 75 Holly Hill Lane, Greenwich, CT 06830. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM which serves primarily institutional clients in the United States and Canada. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $46 billion as of September 30, 2000.


                  Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Portfolio. Federal law prohibits BIAM, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Portfolio, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bank of Ireland or its affiliates.

PERKINS, WOLF, MCDONNELL & COMPANY - SUB-ADVISOR

                  Perkins, Wolf, McDonnell & Company ("PWM"), 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, has been engaged as the investment sub-advisor for the Berger Mid Cap Value Fund. PWM was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. PWM is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment advisor with the SEC.

                  PWM has been the investment sub-adviser to the Berger Mid Cap Value Fund since it commenced operations in August 1998.


                  Thomas M. Perkins has been the lead investment manager for the Berger Mid Cap Value Fund since its inception in August 1998. As lead manager, Tom Perkins is responsible for the daily decisions on security selection for the Fund's portfolio. Robert H. Perkins, brother of Thomas Perkins, has also served as investment manager of the Berger Mid Cap Value Fund since its inception. Robert Perkins has been an investment manager since 1970 and serves as President and a director of PWM. Thomas Perkins has been an investment manager since 1974 and joined PWM as a portfolio manager in 1998. Robert Perkins owns 46% of PWM. Gregory E. Wolf owns 21% of PWM and serves as its Treasurer and a director. Tom Perkins owns 15% of PWM.


BAY ISLE FINANCIAL CORPORATION - SUB-ADVISOR


                  Bay Isle Financial Corporation ("Bay Isle"), 160 Sansome Street, 17th Floor, San Francisco, CA 94104, is the investment sub-advisor for the Berger Information Technology Fund. Bay Isle has been in the investment advisory business since 1986. Bay Isle serves as investment advisor or sub-advisor to mutual funds, institutional investors and individual separate accounts. Bay Isle served as investment advisor to the Berger Information Technology Fund (originally known as the InformationTech 100(R) Fund) from its inception in April 1997 until July 1999, when the InformationTech(R) 100 Fund was reorganized into the Berger Information Technology Fund with shareholder approval. At that time, Bay Isle became the investment sub-advisor to the Fund under a Sub-Advisory Agreement between Berger LLC as advisor and Bay Isle as sub-advisor. As sub-advisor, Bay Isle provides day-to-day management of the Fund's investment operations.

                  William F. K. Schaff is primarily responsible for the day-to-day investment decisions for the Berger Information Technology Fund. Mr. Schaff is a co-founder and controlling person of Bay Isle and serves as its Chief Investment Officer and a director. Mr. Schaff has been managing accounts of Bay Isle clients since 1987. Gary G. Pollock is also a co-founder and controlling person of Bay Isle and serves as its President and a director.

                  In addition to its other activities, Bay Isle maintains the InformationWeek(R) 100 Index, an unmanaged index of the stocks of 100 companies in the information technology industries. InformationWeek(R) is a registered trademark of CMP Media, which is not affiliated with Bay Isle or the Fund. Mr. Schaff also writes articles on investments for InformationWeek magazine, a publication of CMP Media covering information technology-related topics. CMP Media compensates Bay Isle for managing the Index and for Mr. Schaff's articles.

INVESTMENT ADVISORY AGREEMENTS

                  Under the Investment Advisory Agreements between each Fund and its advisor, the advisor is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets which each Fund may own or contemplate acquiring from time to time. Each Investment Advisory Agreement provides that the investment advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                  Under each Investment Advisory Agreement in effect, the advisor is compensated for its services by the payment of a fee at an annual rate, calculated as a percentage of the average daily net assets of the Fund.

                  The following schedule reflects the advisory fees charged to the Funds for the fiscal year ended September 30, 2000:


               FUND                                   ADVISOR                    INVESTMENT ADVISORY FEE
               ----                                   -------                    -----------------------
Berger Growth Fund                                 Berger LLC                           0.69%(1)
Berger Large Cap Growth Fund                       Berger LLC                           0.74%(1)
Berger Mid Cap Growth Fund                         Berger LLC                           0.75%(2)
Berger Small Company Growth Fund                   Berger LLC                           0.81%(1)
Berger New Generation Fund                         Berger LLC                           0.83%(2)
Berger Select Fund                                 Berger LLC                           0.75%
Berger Information Technology Fund                 Berger LLC(4)                        0.85%(4)
Berger International Fund(6)                       Berger LLC(5)                        0.88%(5)
Berger Mid Cap Value Fund                          Berger LLC(3)                        0.75%(3)
Berger Balanced Fund                               Berger LLC                           0.70%(2)



(1) Under a written agreement, the Fund's investment advisor waives its fee to the extent that the annual operating expenses for the Investor Shares class of the Fund in any fiscal year, including the investment advisory fee, but excluding the 12b-1 fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed 2-1/2% of the first $30,000,000 of average daily net assets, plus 2% of the next $70,000,000, plus 1-1/2% of the balance of the average daily net assets of the Fund attributable to the Investor Shares for that fiscal year. The agreement may be terminated by the advisor upon 90 days' prior written notice to the

     Fund. The investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.

(2) Under a written contract, the Fund's investment advisor waives its fee to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses (or, if applicable, for the Investor Shares class of the Fund) in any fiscal year, including the investment advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.90% in the case of the Investor Shares class of the Berger New Generation Fund, 2.00% in the case of the Berger Mid Cap Growth Fund, and 1.50% in the case of the Berger Balanced Fund, of the average daily net assets of the Fund (or applicable class) for that fiscal year. The advisor's contract with the Berger Mid Cap Growth Fund and the Berger Balanced Fund may not be terminated or amended except by a vote of the Fund's Board of Trustees. The agreement with the Berger New Generation Fund may be terminated by the advisor upon 90 days' prior written notice to the Fund. For the Berger New Generation Fund, the investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.


(3)  Fund is sub-advised by PWM. See text preceding and following table.

(4) Fund is sub-advised by Bay Isle. See text preceding and following table. Under a written contract, the Fund's investment advisor waives its fee or reimburses the Fund for expenses to the extent that, at any time during the life of the Fund, the annual operating expenses for the Investor Shares class of the Fund in any fiscal year, including the investment advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 2.00% of the Fund's average daily net assets attributable to the Investor Shares for that fiscal year. The contract also provides that the advisor will waive an additional amount of its fees or reimburse an additional amount of expenses to the extent necessary to keep its fee waiver and reimbursement for the Investor Shares class proportionate to its fee waiver and reimbursement for the Fund's other outstanding share class. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. The investment advisory fee is allocated among the Investor Shares and the other class of the Fund on the basis of net assets attributable to each such class.

(5) The Berger International Fund bears its pro rata portion of the fee paid by the Berger International Portfolio to Berger LLC as the advisor. The Portfolio is sub-advised by BIAM. See text preceding and following table. Under a written contract, the Portfolio's investment advisor waives its investment advisory fee to the extent that, at any time during the life of the Portfolio, the Portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. The contract may not be terminated or amended except by a vote of the Portfolio's Board of Trustees. Any such reduction in the advisory fee paid by the Portfolio will also reduce the pro rata share of the advisory fee borne indirectly by the Berger International Fund.

(6) Effective May 12, 2000, the Berger/BIAM International Fund was renamed Berger International Fund.


                  Investment advisory fees are charged to the Berger Funds according to the following schedule:


                  Fund                                   Average Daily Net Assets                   Annual Rate

        Berger Growth Fund                                     First $500 million                       .75%
        Berger Large Cap Growth Fund                            Next $500 million                       .70%
        Berger Mid Cap Growth Fund                                Over $1 billion                       .65%
        Berger Select Fund
        Berger Mid Cap Value Fund

        Berger Small Company Growth Fund                       First $500 million                       .85%
        Berger New Generation Fund                              Next $500 million                       .80%
        Berger Information Technology Fund                        Over $1 billion                       .75%

        Berger Balanced Fund                                     First $1 billion                       .70%
                                                                  Over $1 billion                       .65%



                  Effective May 12, 2000, the investment advisory fee charged to the Berger International Fund was reduced to the following schedule:


        Berger International Portfolio                         First $500 million                        .85%
                                                                Next $500 million                        .80%
                                                                  Over $1 billion                        .75%

                  Each Fund's current Investment Advisory Agreement will continue in effect until the last day of April 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the directors or trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the directors or trustees who are not

"interested persons" (as that term is defined in the 1940 Act) of the Fund or the advisor. Each Agreement is subject to termination by the Fund or the advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

                  Under the Sub-Advisory Agreement between the advisors and the sub-advisors for the Berger International Portfolio, the Berger Mid Cap Value Fund and the Berger Information Technology Fund, the sub-advisor is responsible for day-to-day investment management. The sub-advisor manages the investments and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees. Each Sub-Advisory Agreement provides that the sub-advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                  No fees are paid directly to the sub-advisors by the Funds. As the sub-advisor of the Berger Mid Cap Value Fund, PWM receives from the advisor a fee at the annual rate of 0.375% of the first $500 million of average daily net assets of the Fund, 0.35% of the next $500 million and 0.325% of any amount in excess of $1 billion. BIAM, as the sub-advisor of the Berger International Portfolio, receives from the advisor a fee at the annual rate of 0.45% of the average daily net assets of the Portfolio. During certain periods, BIAM may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Portfolio to the advisor. Bay Isle, as the sub-advisor of the Berger Information Technology Fund, receives from the advisor a fee at the annual rate of 0.425% for the first $500 million of the Fund's average daily net assets, 0.40% of the next $500 million and 0.375% of any amount in excess of $1 billion.

                  The Sub-Advisory Agreements will continue in effect until April 2001 or 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the advisor or the sub-advisor. The Sub-Advisory Agreements are subject to termination by the Fund or the sub-advisor on 60 days' written notice, and terminate automatically in the event of their assignment and in the event of termination of the related Investment Advisory Agreement.

OTHER ARRANGEMENTS BETWEEN BERGER LLC AND PWM

                  Berger LLC and PWM entered into an Agreement, dated November 18, 1996, as amended January 27, 1997, April 8, 1998 and November 17, 1999 (the "November 18 Agreement"), under which, among other things, PWM agreed that, so long as Berger LLC acts as the advisor to the Berger Mid Cap Value Fund, and PWM provides sub-advisory or other services in connection with the Fund, PWM will not manage or provide advisory services to any registered investment company that is in direct competition with the Fund.

OTHER ARRANGEMENTS BETWEEN BERGER LLC AND BAY ISLE

                  Berger LLC and Bay Isle have formed a joint venture to provide asset management services to certain private accounts. In connection with the formation of that joint venture, Berger LLC purchased from Bay Isle owners William F. K. Schaff and Gary G. Pollock the right that, if either Mr. Schaff or Mr. Pollock ever desires to sell any of his Bay Isle shares in the future, they will together first offer to sell shares to Berger LLC aggregating at least 80% of the total outstanding shares of Bay Isle at an agreed price. If Berger LLC elects to purchase the Bay Isle shares offered, the parties have agreed to use their best efforts to have 5-year employment agreements entered into between Bay Isle and Messrs. Schaff and Pollock. Consummation of any such purchase of Bay Isle shares by Berger LLC would be subject to a number of conditions, including any required approval by Fund shareholders under the Investment Company Act of 1940. Bay Isle and Messrs. Schaff and Pollock are also compensated by Berger LLC for providing administrative or consulting services relating to their joint venture private account business.

TRADE ALLOCATIONS

                  While investment decisions for the Funds are made independently by the advisor or sub-advisor, the same investment decision may be made for a Fund and one or more accounts advised by the advisor or sub-advisor. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the advisor or sub-advisor in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimis allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. While in some cases, this policy might adversely affect the price paid or received by a Fund or other participating accounts, or the size of the position obtained or liquidated, the advisor or sub-advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.


                  Berger LLC has adopted procedures for allocating to its participating accounts' securities purchased pursuant to a company's initial public offering ("IPO"). The procedures provide that such allocations must be effected in a manner that is fair and equitable to all accounts. Generally, securities received from participating in IPOs will be allocated to participating accounts pro rata based on account size.

                  The key criteria for determining eligibility of the account to participate in an offering is the suitability of the investment for the account. An account may participate in an IPO allocation if Berger LLC believes that, based on the account's investment restrictions, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, no account will participate in every IPO allocation. In addition, an account generally will not participate in an IPO if the securities available for allocation to the account are insignificant relative to the account's net assets. As a result, any fund or account whose assets are very large is not likely to participate in the allocation of many IPOs.


RESTRICTIONS ON PERSONAL TRADING

                  Berger LLC, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts in accordance with a policy regarding personal investing in each of the Codes of Ethics for Berger LLC, the Berger Funds and Berger Distributors LLC. The policy requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or Berger LLC's other advisory clients. Directors and officers of Berger LLC and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.


                  In addition to the pre-clearance requirements described above for Berger LLC and Berger Distributors LLC, the policy subjects directors and officers of Berger LLC, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by Berger LLC and the provisions of the policy are subject to interpretation by and exceptions authorized by its management.


                  PWM has adopted a Code of Ethics that is substantially similar to the Code adopted by Berger LLC.

                  BIAM has adopted a Code of Ethics that restricts its officers, employees and other staff from personal trading in specified circumstances, including among others prohibiting participation in initial public offerings, prohibiting dealing in a security for the seven days before and after any trade in that security on behalf of clients, prohibiting trading in a security while an order is pending for any client on that same security, and requiring profits from short-term trading in securities (purchase and sale within a 60-day period) to be forfeited. In addition, staff of BIAM must report all of their personal holdings in securities annually and must disclose their holdings in any private company if an investment in that same company is being considered for clients. Staff of BIAM are required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics and must instruct their broker to provide BIAM with duplicate confirmations of all such personal trades.

                  Bay Isle permits its officers, directors, employees and consultants to purchase and sell securities for their own accounts and accounts of related persons in accordance with provisions governing personal securities trading in Bay Isle's code of ethics and related internal policies. Employees must wait 3 days between the time a new recommendation or opinion change is made and the time the employee may trade in those securities in their own or related accounts, or alternatively may ask that their transaction be added to a "block" trade that will be made for a group of clients. Any employee trade not included in a "block" trade made must be pre-cleared if the trade exceeds certain specified volume limits. Volume limits are set with the intent of requiring prior approval of any trade that could potentially cause changes in the market price of the security in question. In addition, no employee may sell (or buy) any security which he or she has bought (or sold) within the past 5 trading days unless a loss is realized on closing the position. No employee, officer or director of Bay Isle may acquire any security in an initial public offering or in a private placement without prior written approval from Bay Isle's President. Any Bay Isle employee who is an "access person" of the Fund will also be subject to the provisions of Berger LLC's Code of Ethics, if those provisions are more restrictive than the provisions of Bay Isle's own code. Each employee must acknowledge quarterly that they are in compliance with the Bay Isle Code of Ethics and related policies.

5.                EXPENSES OF THE FUNDS

ALL FUNDS EXCEPT THE BERGER INTERNATIONAL FUND

                  In addition to paying an investment advisory fee to its advisor, each Fund (other than the Berger International Fund) pays all of its expenses not assumed by its advisor, including, but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, expenses of shareholders' meetings, compensation of directors or trustees who are not interested persons of Berger LLC, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of each Fund. Each Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for shareholders of the Fund.

                  Under a separate Administrative Services Agreement with respect to each of such Funds, Berger LLC performs certain administrative and recordkeeping services not otherwise performed by the Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. For the fiscal year ended September 30, 2000, Berger LLC did not charge an administrative fee to the Funds. The administrative services fees may be changed by the directors or trustees without shareholder approval.


                  The following tables show the total dollar amounts of advisory fees and administrative services fees paid by each of such Funds for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations. For the Funds that have two classes of shares, the Berger Small Company Growth Fund, Berger New Generation Fund and the Berger Information Technology Fund, each class bears pro rata its share of the Fund's investment advisory fee based on assets. Except where noted, these amounts were paid to Berger LLC.

                               Berger Growth Fund



   Fiscal Year Ended                  Investment        Administrative       Advisory Fee
     September 30,                   Advisory Fee        Service Fee            Waiver               TOTAL
   -----------------                 ------------       --------------       ------------        ------------
          2000                       $ 12,519,000        $          0        $          0        $ 12,519,000

          1999                       $ 10,835,000        $    144,000        $          0        $ 10,979,000

          1998                       $ 12,939,000        $    173,000        $          0        $ 13,112,000


                          Berger Large Cap Growth Fund


   Fiscal Year Ended                  Investment        Administrative       Advisory Fee
     September 30,                   Advisory Fee        Service Fee            Waiver               TOTAL
   -----------------                 ------------       --------------       ------------        ------------
          2000                       $  4,362,000        $          0        $          0        $  4,362,000

          1999                       $  2,740,000        $     37,000        $          0        $  2,777,000

          1998                       $  2,539,000        $     34,000        $          0        $  2,573,000

                           Berger Mid Cap Growth Fund


   Fiscal Year Ended                  Investment        Administrative       Advisory Fee
     September 30,                   Advisory Fee        Service Fee            Waiver               TOTAL
   -----------------                 ------------       --------------       ------------        ------------
          2000                       $    727,000        $          0        $          0        $    727,000

          1999                       $     88,000        $      1,000        $          0        $     89,000

          1998*                      $     20,000        $          0        $    (12,000)       $      8,000


* Covers period from December 31, 1997 (commencement of investment operations) through the end of the Fund's first fiscal year on September 30, 1998.

                        Berger Small Company Growth Fund



   Fiscal Year Ended                  Investment        Administrative         Expense
     September 30,                   Advisory Fee        Service Fee       Reimbursement(6)          TOTAL
   -----------------                 ------------       --------------     ----------------      ------------
          2000                       $ 10,140,000        $          0        $    (14,000)       $ 10,126,000

          1999                       $  5,582,000        $     62,000        $          0        $  5,644,000

          1998                       $  6,984,000        $     78,000        $          0        $  7,062,000



                           Berger New Generation Fund



   Fiscal Year Ended                  Investment        Administrative         Expense
     September 30,                   Advisory Fee        Service Fee       Reimbursement(6)          TOTAL
   -----------------                 ------------       --------------     ----------------      ------------
          2000                       $  6,069,000        $          0        $    (14,000)       $  6,055,000

          1999                       $  1,714,000        $     19,000        $          0        $  1,733,000

          1998                       $  1,229,000        $     14,000        $          0        $  1,243,000



                               Berger Select Fund



   Fiscal Year Ended                  Investment        Administrative       Advisory Fee
     September 30,                   Advisory Fee        Service Fee            Waiver               TOTAL
   -----------------                 ------------       --------------       ------------        ------------
          2000                       $    999,000        $          0        $          0        $    999,000

          1999                       $    740,000        $     10,000        $          0        $    750,000

          1998*                      $    143,000        $      2,000        $          0        $    145,000



* Covers period from December 31, 1997 (commencement of investment operations) through the end of the Fund's first fiscal year on September 30, 1998.

                       Berger Information Technology Fund



                                                                    Advisory Fee
                             Investment         Administrative   Waiver and Expense
Fiscal Year Ended(1)      Advisory Fee(2)       Service Fee(3)    Reimbursement(4)           TOTAL
--------------------      ---------------       --------------   ------------------      ------------
Sept. 30, 2000              $    849,000        $          0        $          0         $    849,000

Sept. 30, 1999              $     97,000        $     11,000        $    (47,000)        $     61,000

Feb. 28, 1999(5)            $     68,000        $     30,000        $    (84,000)        $     14,000

(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999.

(2) Under the advisory agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid an advisory fee at an annual rate of 0.95% of its average daily net assets to Bay Isle. As part of the reorganization, the investment advisory fee of 0.90% payable to Berger LLC came into effect. Effective October 1, 1999, the investment advisory fee charged to the Fund was reduced to 0.85% of the first $500 million of average net assets; 0.80% on the next $500 million of average net assets; and 0.75% of average net assets exceeding $1 billion.

(3) Under the administrative service agreement in effect prior to the reorganization referenced in note (1), the Fund's predecessor paid to a third party administrator an administrative services fee at the annual rate of 0.20% of average net assets, subject to a $30,000 annual minimum. As part of the reorganization, the administrative service fee of 0.01% payable to Berger LLC came into effect. Effective October 1, 1999, Berger LLC eliminated the 0.01% administrative fee charged to the Funds.

(4) Prior to the reorganization referenced in note (1), the Fund's prior advisor had voluntarily agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's expenses did not exceed 1.50%. During 1998, in addition to waiving its entire advisory fee and reimbursing the Fund for the entire administrative service fee, the Fund's prior advisor reimbursed the Fund for $59,000 of additional expenses in order to meet the applicable expense limitation. As part of the reorganization, the current expense limitation arrangements came into effect with Berger LLC, which are described in note (2) to the table appearing above under the heading "Investment Advisory Agreements."

(5) The Fund was the accounting survivor in the reorganization referenced in note (1). Accordingly, this covers the period April 8, 1997 (commencement of investment operations of the predecessor) to February 28, 1998, of the Fund's predecessor.

(6) For the institutional share class only, Berger LLC reimburses the Fund to the extent the normal transfer agency and registration expenses of the Institutional Shares exceed .20%.

                            Berger Mid Cap Value Fund



   Fiscal Year Ended                  Investment        Administrative       Advisory Fee
     September 30,                   Advisory Fee        Service Fee            Waiver               TOTAL
   -----------------                 ------------       --------------       ------------        ------------
          2000                       $    191,000        $          0        $          0        $    191,000

          1999                       $    176,000        $      2,000        $          0        $    178,000

          1998*                      $     20,000        $          0        $          0        $     20,000



* Covers period from August 12, 1998 (commencement of investment operations) through the end of the Fund's first fiscal year on September 30, 1998.


                              Berger Balanced Fund


   Fiscal Year Ended                  Investment        Administrative       Advisory Fee
     September 30,                   Advisory Fee        Service Fee            Waiver               TOTAL
   -----------------                 ------------       --------------       ------------        ------------
          2000                       $  1,151,000        $          0        $          0        $  1,151,000

          1999                       $    616,000        $      9,000        $          0        $    625,000

          1998                       $    168,000        $      2,000        $    (16,000)       $    154,000


                  Each Fund has appointed State Street Bank and Trust Company ("State Street"), 801 Pennsylvania, Kansas City, MO 64105, as its recordkeeping and pricing agent. In addition, State Street also serves as the Funds' custodian. Each of the Funds has appointed DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, MO 64121, as its transfer agent and dividend disbursing agent. Approximately 32% of the outstanding shares of DST are owned by Stilwell.

                  As recordkeeping and pricing agent, State Street calculates the daily net asset value of each Fund and performs certain accounting and recordkeeping functions required by the Funds. The Funds pay State Street a monthly base fee plus an asset-based fee. State Street is also reimbursed for certain out-of-pocket expenses.

                  State Street, as custodian, and its subcustodians have custody and provide for the safekeeping of the Funds' securities and cash, and receive and remit the income thereon as directed by the management of the Funds. The custodian and subcustodians do not perform any managerial or policy-making functions for the Funds. For its services as custodian, State Street receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

                  As transfer agent and dividend disbursing agent, DST maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Funds' shareholders; calculates the amount of, and delivers to the Funds' shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, DST receives a fee from the Funds at an annual rate of $14.00 per open Fund shareholder account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses.

                  All of State Street's and DST's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Funds. Earnings credits received by each Fund can be found on the Fund's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

BERGER INTERNATIONAL FUND

                  The Berger International Fund is allocated and bears indirectly its pro rata share of the aggregate annual operating expenses of the Berger International Portfolio, since all of the investable assets of the Fund are invested in the Portfolio.

                  Expenses of the Portfolio include, among others, its pro rata share of the expenses of Berger Worldwide Portfolios Trust, of which the Portfolio is a series, such as: expenses of registering the Trust with securities authorities; the compensation of its independent trustees; expenses of preparing reports to investors and to governmental offices and commissions; expenses of meetings of investors and trustees of the Trust; legal fees; and insurance premiums of the Trust. Expenses of the Portfolio also include, among others, the fees payable to the advisor under the Investment Advisory Agreement; expenses connected with the execution of portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities (which are considered a cost of securities of the Portfolio); custodian fees; auditors' fees; interest and taxes imposed on the Portfolio; transfer agent, recordkeeping and pricing agent fees; and such other non-recurring and extraordinary items as may arise from time to time.

                  Expenses of the Berger International Fund include, among others, its pro rata share of the expenses of the Berger Worldwide Funds Trust, of which the Fund is a series, such as: expenses of registering the Trust with securities authorities; expenses of meetings of the shareholders of the Trust; and legal fees. Expenses of the Fund also include, among others, registration and filing fees incurred in registering shares of the Fund with securities authorities; 12b-1 fees; taxes imposed on the Fund; the fee payable to the Advisor under the Administrative Services Agreement; and such other non-recurring and extraordinary items as may arise from time to time.

                  SERVICE ARRANGEMENTS FOR THE FUND. Under an Administrative Services Agreement with the Berger International Fund, Berger LLC serves as the administrator of the Fund. In this capacity, it is responsible for administering and managing all aspects of the Fund's day-to-day operations, subject to the oversight of the trustees of the Fund. Berger is responsible, at its expense, for furnishing (or procuring other parties to furnish) all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, printing and mailing to shareholders of prospectuses and other required communications, and certain other administrative and recordkeeping services, such as coordinating matters relating to the operations of the Fund, monitoring the Fund's status as a "regulated investment company" under the Internal Revenue Code, coordinating registration of sufficient Fund shares under federal and state securities laws, arranging for and supervising the preparation of registration statements, tax returns, proxy materials, financial statements and reports for filing with regulatory authorities and distribution to shareholders of the Fund. Under the Administrative Services Agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of (i) 0.45% of its average daily net assets, or (ii) Berger's annual cost to provide or procure these services (including the fees of any services providers whose services are procured by Berger), plus an additional 0.02% of the Fund's average daily net assets. The trustees of the Fund regularly review amounts paid to and expenditures incurred pursuant to the Administrative Services Agreement. In addition, in the event that Berger's duties under the Administrative Services Agreement are delegated to another party, Berger may take into account, in calculating the cost of such services, only the costs incurred by such other party in discharging the delegated duties. Prior to May 12, 2000 BBOI Worldwide served as the Fund's administrator, in which capacity it was responsible for providing these services.

                  Also prior to May 12, 2000, under a Sub-Administration Agreement then in effect between BBOI Worldwide and Berger LLC, Berger was delegated the responsibility to perform certain of the administrative and recordkeeping services required under the Administrative Services Agreement and to procure, at BBOI Worldwide's expense, third parties to provide the services not provided by Berger LLC. Under the Sub-Administration Agreement, Berger LLC was paid a fee of 0.25% of the Fund's average daily net assets for its services. During certain periods, Berger LLC voluntarily waived all or a portion of its fee, which did not affect the fee paid by the Fund to BBOI Worldwide.

                  State Street has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the daily net asset value of the Fund, and to perform certain accounting and recordkeeping functions that it requires. In addition, State Street has been appointed to serve as the Fund's custodian, and DST has been appointed to serve as the Fund's transfer agent and dividend disbursing agent. The fees of State Street and DST are all paid by Berger LLC. Approximately 32% of the outstanding shares of DST are owned by Stilwell.

                  SERVICE ARRANGEMENTS FOR THE PORTFOLIO. Under the Investment Advisory Agreement between Berger LLC and the Berger International Portfolio, in addition to providing investment advisory services, Berger is responsible for providing or arranging for all managerial and administrative services necessary for the operations of the Portfolio. Berger is responsible for providing certain of these services at its own expense, such as compliance monitoring and preparing investor communications, which have been delegated to Berger LLC as part of the Sub-Administration Agreement discussed above. Other services are procured from third party service providers at the Portfolio's own expense, such as custody, recordkeeping and pricing services. Prior to May 12, 2000, BBOI Worldwide served as the Fund's administrator, in which capacity it was responsible for providing these services.

                  The Portfolio has appointed State Street as recordkeeping and pricing agent to calculate the daily net asset value of the Portfolio and to perform certain accounting and recordkeeping functions required by the Portfolio. In addition, the Portfolio has appointed State Street as its custodian. The Portfolio has appointed DST to serve as its transfer agent. For custodian, recordkeeping and pricing services, the Portfolio pays fees directly to State Street based on a percentage of its net assets, subject to certain minimums, and reimburses State Street for certain out-of-pocket expenses.

                  The following table shows the total dollar amounts of advisory fees paid by the Portfolio to Berger LLC or BBOI Worldwide for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations. The investment advisory fee is paid by the Portfolio and is borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.

                         Berger International Portfolio


Fiscal Year Ended            Investment(1)        Advisory Fee
September 30,                Advisory Fee         Waiver               TOTAL
-----------------            -------------        ------------         --------------
          2000                $  2,816,000        $          0         $  2,816,000(2)

          1999                $  2,010,000        $    (17,000)        $  1,993,000

          1998                $  1,531,000        $    (61,000)        $  1,470,000



     (1) Advisory fees prior to May 12, 2000 were paid to BBOI Worldwide.

     (2) Under the investment advisory agreement in effect prior to May 12, 2000, the Portfolio paid an advisory fee totaling $1,715,000 at an annual rate of 0.90% of its average daily net assets to BBOI Worldwide. Effective May 12, 2000, the investment advisory fee charged to the Portfolio by Berger LLC was reduced to 0.85% of the first $500 million of average net assets; 0.80% on the next $500 million of average net assets; and 0.75% of average net assets exceeding $1 billion.


                  In addition, the Fund paid Berger LLC or BBOI Worldwide the following amounts for its services under the Administrative Services Agreement.

                            Berger International Fund


Fiscal Year Ended September 30,         Administrative Service Fee(1)
-------------------------------         -----------------------------
            2000                        $ 95,000(2)

            1999                        $ 87,000

            1998                        $ 85,000

     (1) Administrative service fees prior to May 12, 2000 were paid to BBOI Worldwide.

     (2) Under the administrative services agreement in effect prior May 12, 2000, the Fund paid to BBOI Worldwide an administrative services fee totaling $56,000.


                  As noted above with respect to the other Berger Funds, all of State Street's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances maintained with it as custodian. Earnings credits received by the Portfolio can be found on the Portfolio's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

12b-1 PLANS

         Each of the Funds has adopted a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for the payment to Berger LLC of a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The Plans are intended to benefit the Funds by attracting new assets into the Funds and thereby affording potential cost reductions due to economies of scale.

         The expenses paid by Berger LLC may include, but are not limited to:

-- payments made to, and costs incurred by, a Fund's principal underwriter in connection with the distribution of Fund shares, including payments made to and expenses of officers and registered representatives of the Distributor;

-- payments made to and expenses of other persons (including employees of Berger LLC) who are engaged in, or provide support services in connection with, the distribution of Fund shares, such as answering routine telephone inquiries and processing shareholder requests for information;

-- compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a
         Fund) paid to securities dealers, financial institutions and other organizations which render distribution and administrative services in connection with the distribution of Fund shares, including services to holders of Fund shares and prospective investors;

-- costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

-- costs of printing and distributing prospectuses and reports to prospective shareholders of Fund shares;

-- costs involved in preparing, printing and distributing sales literature for Fund shares;

-- costs involved in obtaining whatever information, analyses and reports with respect to market and promotional activities on behalf of a Fund relating to Fund shares that Berger LLC deems advisable;

-- and such other costs relating to Fund shares as the Fund may from time to time reasonably deem necessary or appropriate in order to finance activities primarily intended to result in the sale of Fund shares.

                    Such 12b-1 fee payments are to be made by each Fund to Berger LLC with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by Berger LLC in such year; that is, if the distribution expenditures incurred by Berger LLC are less than the total of such payments in such year, the difference is not to be reimbursed to the Fund by Berger LLC, and if the distribution expenditures incurred by Berger LLC are more than the total of such payments, the excess is not to be reimbursed to Berger LLC by the Fund.

                    From time to time a Fund may engage in activities which jointly promote the sale of Fund shares and other funds that are or may in the future be advised or administered by Berger LLC, which costs are not readily identifiable as related to any one fund. In such cases, a Fund's 12b-1 fees may be used to finance the joint promotion of the shares of that Fund, along with the shares of the other fund. Berger LLC allocates the cost of such joint promotional activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the directors or trustees.

                    The current 12b-1 Plans will continue in effect until the end of April 2001, and from year to year thereafter if approved at least annually by each Fund's directors or trustees and those directors or trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any related agreements by votes cast in person at a meeting called for such purpose. The Plans may not be amended to increase materially the amount to be spent on distribution of Fund shares without shareholder approval.

                    Following are the payments made to Berger LLC pursuant to the Plans for the fiscal year ended September 30, 2000:


         FUND                                         12b-1 PAYMENTS
         ----                                         --------------
         Berger Growth Fund                           $4,527,000
         Berger New Generation Fund(1)                $1,810,000
         Berger Select Fund                           $  333,000
         Berger Large Cap Growth Fund                 $1,468,000
         Berger Mid Cap Growth Fund                   $  242,000
         Berger Small Company Growth Fund(1)          $3,124,000
         Berger Mid Cap Value Fund                    $   64,000
         Berger Information Technology Fund(1)        $  115,000
         Berger International Fund                    $   73,000
         Berger Balanced Fund                         $  411,000



     (1) The Berger Small Company Growth Fund, Berger New Generation Fund and the Berger Information Technology Fund have adopted a 12b-1 Plan only with respect to the Investor Shares class of shares, which is the class of shares of those Funds covered by this SAI.


OTHER EXPENSE INFORMATION

                    The directors or trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6--Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

                    The Funds and/or their advisors have entered into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services) to investors purchasing shares of the Funds through those firms or companies. A Fund's advisor or a Fund (if approved by its directors or trustees) may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds.

                    The Fund's advisor may also enter into arrangements with organizations that solicit clients for the advisor, which may include clients who purchase shares of the Funds. While the specific terms of each arrangement may differ, generally, the fee paid by the advisor under such arrangements is based on the value of the referred client's assets managed by the advisor. None of the fees paid to such organizations will be borne by the Funds.

DISTRIBUTOR

                    The distributor (principal underwriter) of each Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger LLC for its costs in distributing the Funds' shares.

6.                  BROKERAGE POLICY

                    Although each Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, the advisor is directed to place the portfolio transactions of the Fund. Where applicable, the advisor may delegate placement of brokerage to a Fund's sub-advisor. A report on the placement of brokerage business is given to the directors or trustees of each Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Funds during the past three fiscal years were as follows:

                              BROKERAGE COMMISSIONS


                                                  FOR THE YEAR/PERIOD ENDED SEPTEMBER 30,
                                             -------------------------------------------------

                                                 2000             1999                1998
                                             ------------     ------------        ------------
BERGER GROWTH FUND                           $  1,815,000     $  6,010,000        $  9,258,000

BERGER LARGE CAP GROWTH FUND                 $    692,000     $    805,000        $  2,397,000

BERGER MID CAP GROWTH FUND                   $     86,000     $     27,000        $     15,000(2)

BERGER SMALL COMPANY GROWTH FUND             $    616,000     $    807,000        $    890,000

BERGER NEW GENERATION FUND                   $    935,000     $    349,000        $    340,000

BERGER SELECT FUND                           $    179,000     $    972,000        $    536,000(2)

BERGER INFORMATION TECHNOLOGY FUND           $     41,000     $      4,000(1)     $     10,000(1)

BERGER INTERNATIONAL FUND(4)                 $    244,000     $    155,000        $    225,000

BERGER MID CAP VALUE FUND                    $    141,000     $    129,000        $     33,000(3)

BERGER BALANCED FUND                         $    193,000     $    291,000        $    207,000


(1) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 1999. Accordingly, the brokerage commissions shown for 1997 were paid by the Fund's predecessor during the period April 8, 1997 (commencement of operations of the predecessor) to February 28, 1998, and the brokerage commissions shown for 1998 were paid by the Fund's predecessor during its fiscal year ended February 28, 1999. Brokerage commissions shown for 1999 were paid by the Fund for the period from March 1, 1999 through September 30, 1999.


(2) Covers period from December 31, 1997 (commencement of investment operations) through the end of the Fund's first fiscal year on September 30, 1998.

(3) Covers period from August 12, 1998 (commencement of investment operations) through the end of the Fund's first fiscal year on September 30, 1998.

(4) These are brokerage commissions paid by the Portfolio in which all the Fund's investable assets are invested. Commissions paid by the Portfolio are borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.


                    The Investment Advisory Agreement each Fund has with its advisor authorizes and directs the advisor to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Where applicable, the Sub-Advisory Agreement for each sub-advised Fund similarly directs the sub-advisor. However, each Agreement specifically authorizes the advisor or sub-advisor to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the advisor or sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the advisor or sub-advisor. Accordingly, the advisor or sub-advisor does not have an obligation to seek the lowest available commission.

                    In accordance with this provision of the Agreement, portfolio brokerage business of each Fund may be placed with brokers who provide useful brokerage and research services to the advisor or, where applicable, the sub-advisor. The Fund's advisor or sub-advisor may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings which furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends, and portfolio strategies. Research may be provided orally, in print, or electronically. These include a service used by the independent directors or trustees of the Funds in reviewing the Investment Advisory Agreements.

                  In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the advisor or sub-advisor will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the advisor or sub-advisor in the investment decision-making process may be paid for with a Fund's commission dollars. The advisor or sub-advisor pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for the advisor or sub-advisor.

                  The Funds' advisors and sub-advisors do not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. An advisor or sub-advisor may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to the advisor's or sub-advisor's clients, including the Funds. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. The advisor or sub-advisor then determines whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on the advisor's or sub-advisor's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions, must be consistent with the Funds' brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.

                  During the fiscal year ended September 30, 2000, of the brokerage commissions paid by the Funds, the following amounts were paid to brokers who provided to the Funds selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the
Funds:


FUND                                     AMOUNT OF TRANSACTIONS        AMOUNT OF COMMISSIONS
----                                     ----------------------        ---------------------
Berger Growth Fund                           $291,996,000                  $    378,000

Berger Large Cap Growth Fund                 $173,539,000                  $    223,000

Berger Mid Cap Growth Fund                   $ 13,508,000                  $     18,000

Berger Small Company Growth Fund             $ 71,043,000                  $    164,000

Berger New Generation Fund                   $ 83,172,000                  $    126,000

Berger Select Fund                           $ 40,684,000                  $     52,000

Berger Information Technology Fund           $ 19,065,000                  $     31,000

Berger International Fund                    $          0                  $          0

Berger Mid Cap Value Fund                    $ 21,507,000                  $     58,000

Berger Balanced Fund                         $ 35,344,000                  $     41,000


                  These brokerage and research services received from brokers are often helpful to the advisor or sub-advisor in performing its investment advisory responsibilities to the Funds, and the availability of such services from brokers does not reduce the responsibility of the advisor's or sub-advisor's advisory personnel to analyze and evaluate the securities in which the Funds invest. The brokerage and research services obtained as a result of the Funds' brokerage business also will be useful to the advisor or sub-advisor in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by the advisor or sub-advisor in rendering investment advice to the Funds. Although such brokerage and research services may be deemed to be of value to the advisor or sub-advisor, they are not expected to decrease the expenses that the advisor or sub-advisor would otherwise incur in performing its investment advisory services for the Funds nor will the advisory fees that are received by the advisor or sub-advisor from the Funds be reduced as a result of the availability of such brokerage and research services from brokers.

                  The directors or trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DSTS, a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stillwell in both DST and Berger LLC.

                  Included in the brokerage commissions paid by the Funds during the last three fiscal years, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

                 DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS


                                                                                                                     Reduction
                                       DSTS             Reduction      DSTS           Reduction      DSTS            in
                                       Commissions      in Expenses    Commissions    in Expenses    Commissions     Expenses
                                       Paid             FYE            Paid           FYE            Paid            FYE
                                       FYE 9/30/00      9/30/00(1)     FYE 9/30/99    9/30/99(1)     FYE 9/30/98     9/30/98(1)
                                       -----------      -----------    -----------    -----------    -----------     ----------
Berger Growth Fund                     $   35,000(2)    $   26,000     $  399,000     $  299,000     $  390,000      $  293,000
Berger Large Cap Growth Fund           $    9,000(6)    $    7,000     $   32,000     $   24,000     $   28,000      $   21,000
Berger Mid Cap Growth Fund             $        0       $        0     $        0     $        0     $        0(7)   $        0(7)
Berger Small Company Growth Fund       $        0       $        0     $    6,000     $    4,500     $        0      $        0
Berger New Generation Fund             $    2,000(3)    $    1,500     $    6,000     $    4,500     $    2,000      $    1,500
Berger Select Fund                     $   16,000(4)    $   12,000     $   61,000     $   46,000     $    9,000(5)   $    7,000(5)
Berger Information Technology Fund     $        0       $        0     $        0(9)  $        0     $        0(9)   $        0
Berger International Fund              $        0       $        0     $        0     $        0     $        0      $        0
Berger Mid Cap Value Fund              $        0       $        0     $        0     $        0     $        0(8)   $        0(8)
Berger Balanced Fund                   $    8,000(10)   $    6,000     $    1,500     $    1,000     $        0      $        0


(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.


(2) Constitutes 2% of the aggregate brokerage commissions paid by the Berger Growth Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger Growth Fund.

(3) Constitutes 1% of the aggregate brokerage commissions paid by the Berger New Generation Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger New Generation Fund.


(4) Constitutes 9% of the aggregate brokerage commissions paid by the Berger Select Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger Select Fund.

(5) Covers the period from December 31, 1997 (commencement of investment operations) through September 30, 1998.


(6) Constitutes 1% of the aggregate brokerage commissions paid by the Berger Large Cap Growth Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger Large Cap Growth Fund.

(7) Covers the period from December 31, 1997 (commencement of investment operations) through September 30, 1998.

(8) Covers the period from August 12, 1998 (commencement of investment operations) through September 30, 1998.

(9) The Fund's fiscal year changed from February 28 to September 30 as part of a reorganization effective July 2, 1999. Accordingly, the amounts shown for FYE 9/30/98 were paid by the Fund's predecessor during its fiscal year ended February 28, 1999. Amounts shown for FYE 9/30/99 cover the period for March 1, 1999 to September 30, 1999.

(10) Constitutes less than 4% of the aggregate brokerage commissions paid by the Berger Balanced Fund and less than 1% of the aggregate dollar amount of transactions placed by Berger Balanced Fund.


                  Each Fund's advisor or sub-advisor places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the advisor and its clients; and knowledge of other buyers and sellers. The advisor or sub-advisor selects the broker for each order based on the factors above, as well as the size, difficulty and other characteristics of the order. The directors or trustees of the Funds have also authorized sales of shares of the Funds by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the advisor or sub-advisor may also consider payments made by brokers to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the advisor will seek the best execution of each transaction.


                  During the fiscal year ended September 30, 2000, Berger Large Cap Growth Fund, Berger Mid Cap Growth Fund and Berger Balanced Fund acquired securities of the Funds' regular broker dealers. As of September 30, 2000, these Funds owned the following securities of its regular broker-dealers with the following values:



         FUND                                BROKER/DEALER                    VALUE          SECURITY
         ----                                -------------                    -----          --------
Berger Large Cap Growth Fund       Morgan Stanley Dean Witter & Co.       $ 11,269,000     Common Stock

Berger Mid Cap Growth Fund         Knight Trading Group, Inc.             $  1,080,000     Common Stock

Berger Balanced Fund               Morgan Stanley Dean Witter & Co.          1,463,000     Common Stock
                                   Morgan Stanley Dean Witter & Co.          2,042,000     Bonds
                                   Merrill Lynch & Co.                       1,484,000     Bonds
                                   Bear Stearns                              1,037,000     Bonds


7.                HOW TO PURCHASE AND REDEEM SHARES IN THE FUNDS


                  MINIMUM INITIAL INVESTMENTS:
                           Regular investment                                 $  2,000
                           Low Minimum Investment Plan                        $    100
                           IRA                                                $    500
                  MINIMUM SUBSEQUENT INVESTMENTS:
                           Regular investment                                 $     50
                           Regular automatic investment                       $     50
                           Low Minimum Investment Plan
                           (required monthly automatic investments)           $    100


                  To purchase shares in any of the Funds, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the following address:

                  Berger Funds
                  P.O. Box 219958
                  Kansas City, MO  64121

                  If a shareholder is adding to an existing account, shares may also be purchased by placing an order by telephone call to the Funds at 1-800-551-5849 or via on-line access, and remitting payment to DST Systems, Inc. Payment for shares ordered on-line must be made by electronic funds transfer. In order to make sure that payment for telephone purchases is received on time, shareholders are encouraged to remit payment by electronic funds transfer. Shareholders may also remit payment for telephone purchases by wire or by overnight delivery.

                  In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Funds and may impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will apply to an investor who purchases Fund shares directly from a Fund as described above.

                  Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone and on-line are described in the Prospectus. The Funds may terminate or modify those procedures and related requirements at any time, although shareholders of the Funds will be given notice of any termination or material modification. Berger LLC may, at its own risk, waive certain of those procedures and related requirements.

                  As described in the Prospectus, the Berger Information Technology Fund will deduct a 1% redemption fee from a shareholder's redemption proceeds if the shareholder redeems shares of that Fund held less than 6 months. Because an exchange involves a redemption of shares followed by a purchase, this redemption fee will also apply to exchanges of Fund shares held less than 6 months. This fee is intended to discourage investors from short-term trading of Fund shares and to offset the cost to the Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts (such as 401(k)s and 403(b)s) or in the case of redemptions resulting from the death of the shareholder. This fee will also not be charged on the redemption of shares obtained through the reinvestment of dividends paid on Fund shares. If some but not all of the shares in an account are redeemed, shares are treated as redeemed in an order determined by and applied uniformly to all accounts by the Fund's sub-transfer agent.

8.                HOW THE NET ASSET VALUE IS DETERMINED

                  The net asset value of each Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Funds is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding.

                  For those Funds offering classes of shares, net asset value is calculated by class, and since the Investor Shares and each other class of those Funds has its own expenses, the per share net asset value of those Funds will vary by class.

                  Since the Berger International Fund invests all of its investable assets in the Berger International Portfolio, the value of the Fund's investable assets will be equal to the value of its beneficial interest in the Portfolio. The value of securities held in the Portfolio are determined as described below for the Funds.

                  In determining net asset value for each of the Funds, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by each Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the directors or trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of a Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the directors or trustees.

                  A Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

9.                INCOME DIVIDENDS, CAPITAL GAINS
                  DISTRIBUTIONS AND TAX TREATMENT

                  This discussion summarizes certain U.S. federal income tax issues relating to the Funds. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, shareholders are urged to consult with their tax advisors with respect to their particular tax consequences.

                  TAX STATUS OF THE FUNDS. If a Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to shareholders. It also may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. Each of the Funds intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                  TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Funds will report annually to the Internal Revenue Service and to each shareholder information about the tax treatment of the shareholder's distributions. Dividends paid by a Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the shareholders. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the shareholders, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the shareholders on December 31.

                  In general, net capital gains from assets held by a Fund for more than 12 months will be subject to a maximum tax rate of 20% and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long a shareholder has held Fund shares. Assets contributed to a Fund in an in-kind purchase of Fund shares may generate more gain upon their sale than if the assets had been purchased by the Fund with cash contributed to the Fund in a cash purchase of Fund shares.

                  If a Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, a shareholder's basis in his or her Fund shares will be reduced by that amount.

                  If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the shareholder's address of record, or if a shareholder's checks remain uncashed for six months, the Funds reserve the right to reinvest the amount distributed in shares of the applicable Fund at the NAV next computed after the check is cancelled, and to convert the shareholder's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


                  Additionally, the Funds reserve the right to reinvest distributions of less than $10 in shares of the applicable Fund at the next computed NAV.


                  TAX ON REDEMPTIONS OF FUND SHARES. Shareholders may be subject to tax on the redemption of their Fund shares. In general, redemptions may give rise to a capital gain or loss, the treatment of which will depend on the shareholder's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the shareholder reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Funds on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Funds, unless a Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, for the Funds that make an election, shareholders of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

                  If a Fund invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause a Fund to incur IRS tax and interest charges. However, the Fund may be eligible to elect one of two alternative tax treatments with respect to PFIC shares which would avoid these taxes and charges, but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to shareholders of a Fund holding PFIC shares may differ substantially as compared to a fund that did not invest in PFIC shares.

                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Funds' investments may include transactions that are subject to special tax rules. Transactions involving foreign currencies may give rise to a gain or loss that could affect a Fund's ability to make ordinary dividend distributions. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Fund. If a Fund enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                  BACKUP WITHHOLDING. In general, if a shareholder is subject to backup withholding, a Fund will be required to withhold federal income tax at a rate of 31% from distributions to that shareholder. These payments are creditable against the shareholder's federal income tax liability.

                  FOREIGN SHAREHOLDERS. Foreign shareholders of a Fund generally will be subject to a 30% U.S. withholding tax on dividends paid by a Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign shareholder dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

                  TAX STATUS OF THE BERGER INTERNATIONAL PORTFOLIO. The Berger International Portfolio, in which the Berger International Fund invests all of its investable assets, has in previous years been classified as a partnership for U.S. federal income tax purposes, and it intends to retain that classification. The Berger International Fund is treated for various federal tax purposes as owning an allocable share of the Portfolio's assets and will be allocated a share of the Portfolio's income, gain and loss.

10.               SUSPENSION OF REDEMPTION RIGHTS

                  The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of a Fund.

                  Each Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. Each Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The redeeming shareholder may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.               TAX-SHELTERED RETIREMENT PLANS


                  The Funds offer several tax-qualified retirement plans for individuals, businesses and non-profit organizations, including a Profit-Sharing Plan, a Money Purchase Pension Plan, an Individual Retirement Account (IRA), a Roth IRA, an Education IRA and a 403(b) Custodial Account for adoption by employers and individuals who wish to participate in such Plans. For information on other types of retirement plans offered by the Funds, please call 1-800-333-1001 or write to the Funds c/o Berger LLC, P.O. Box 5005, Denver, CO 80217.

PROFIT-SHARING AND MONEY PURCHASE PENSION PLANS

                  Employers, self-employed individuals and partnerships may make tax-deductible contributions to the tax-qualified retirement plans offered by the Funds. All income and capital gains accumulated in the Plans are tax free until withdrawn. The amounts that are deductible depend upon the type of Plan or Plans adopted.

                  If you, as an employer, self-employed person or partnership, adopt the Profit-Sharing Plan, you may vary the amount of your contributions from year to year and may elect to make no contribution at all for some years. If you adopt the Money Purchase Pension Plan, you must commit yourself to make a contribution each year according to a formula in the Plan that is based upon your employees' compensation or your earned income. By adopting both the Profit-Sharing and the Money Purchase Pension Plan, you can increase the amount of contributions that you may deduct in any one year.

                  If you wish to purchase shares of any Fund in conjunction with one or both of these tax-qualified plans, you may use an Internal Revenue Service approved prototype Trust Agreement and Retirement Plan available from the Funds. State Street serves as trustee of the Plan, for which it charges an annual trustee's fee for each Fund or Cash Account Trust Money Portfolio (discussed below) in which the participant's account is invested. Contributions under the Plans are invested exclusively in shares of the Funds or the Cash Account Trust Money Market Portfolios, which are then held by the trustee under the terms of the Plans to create a retirement fund in accordance with the tax code.

                  Distributions from the Profit-Sharing and Money Purchase Pension Plans generally may not be made without penalty until the participant reaches age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which the participant attains age 70 1/2. A participant who is not a 5% owner of the employer may postpone such distributions to April 1 of the calendar year following the year of retirement. This exception does not apply to distributions from an individual retirement account (IRA). Except for required distributions after age 70 1/2, periodic distributions over more than 10 years and the distribution of any after-tax contributions, distributions are subject to 20% Federal income tax withholding unless those distributions are rolled directly to another qualified plan or an IRA. Participants may not be able to receive distributions immediately upon request because of certain requirements under federal tax law. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor regarding the Plans is recommended. You should also consult with your tax advisor regarding state tax law implications of participation in the Plans.

                  In order to receive the necessary materials to create a Profit-Sharing or Money Purchase Pension Plan, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001. Trustees for 401(k) or other existing plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Berger Funds at 1-800-333-1001.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)

                  If you are an individual with compensation or earned income, whether or not you are actively participating in an existing qualified retirement plan, you can provide for your own retirement by adopting an IRA. Under an IRA, you can contribute each year up to the lesser of 100% of your compensation or $2,000. If you are married and you file a joint return, you and your spouse together may make contributions totaling up to $4,000 to two IRAs (with no more than $2,000 being contributed to either account) if your joint income is $4,000 or more, even if one spouse has no earned income. If neither you nor your spouse are active participants in an existing qualified retirement plan, or if your income does not exceed certain amounts, the amounts contributed to your IRA can be deducted for Federal income tax purposes whether or not your deductions are itemized. If you or your spouse are covered by an existing qualified retirement plan, the deductibility of your IRA contributions will be phased out for federal income tax purposes if your income exceeds specified amounts, although the income level at which your IRA contributions will no longer be deductible is higher if only your spouse (but not you) is an active participant. However, whether your contributions are deductible or not, the income and capital gains accumulated in your IRA are not taxed until the account is distributed.

                  If you wish to create an IRA to invest in shares of any Fund, you may use the Fund's IRA custodial agreement form which is an adaptation of the form provided by the Internal Revenue Service. Under the IRA custodial agreement, State Street will serve as custodian, for which it will charge an annual custodian fee for each Fund or Cash Account Trust Money Market Portfolio in which the IRA is invested.

                  Distributions from an IRA generally may not be made without penalty until you reach age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor is recommended. You should also consult with your tax advisor about state taxation of your account.

                  In order to receive the necessary materials to create an IRA account, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001.

ROTH IRA

                  If you are an individual with compensation or earned income, you may contribute up to the lesser of $2,000 or 100% of your compensation to a Roth IRA, as long as your income does not exceed a specified income level ($95,000 for single individuals, $150,000 for married individuals filing jointly). A Roth IRA is similar in many respects to a traditional IRA, as described above. However, the maximum amount you may contribute to a Roth IRA is phased out between that income level and a maximum income amount ($110,000 and $160,000, respectively), and you may not make any contribution at all to a Roth IRA if your income exceeds the maximum income amount. Also, you can make contributions to a Roth IRA even after you reach age 70 1/2, and you are not required to take distributions from a Roth IRA prior to your death.

                  Contributions to a Roth IRA are not deductible for federal income tax purposes. However, the income and capital gains accumulated in a Roth IRA are not taxed while held in the IRA, and distributions can be taken tax-free if the Roth IRA has been established for a minimum of five years and the distribution is after age 59-1/2, for a first time home purchase, or upon death or disability.

                  An individual with an income of less than $100,000 who is not married filing separately can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the fair market value of the existing IRA on the date of the rollover. Please consult your tax advisor concerning Roth IRA rollovers.


                  In order to receive the necessary materials to create an Roth IRA account, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001.

Education IRA

                  Anyone may open and contribute to an Education IRA as long as it is established on behalf of a child who is less than 18 years of age at the time of contribution. You may contribute up to $500 in a calendar year for the benefit of any one student as long as your income does not exceed a specified income level ($95,000 for single individuals, $150,000 for married individuals filing jointly). Like a Roth IRA, the maximum amount you may contribute to an Education IRA is phased out between that income level and a maximum income amount ($110,000 and 160,000), respectively) and you may not make any contribution at all to an Education IRA if your income exceeds the maximum income amount.

                  Contributions to an Education IRA are not deductible for federal income tax purposes, and any amount contributed to an Education IRA above the maximum of $500 for any one student is considered "excess contribution" which is subject to an excise tax.

                  Withdrawals from an Education IRA are tax free if the amounts withdrawn are made to cover the cost of qualified higher education expenses of a student while attending an eligible educational institution, so long as the amount withdrawn in a year does not exceed the qualified higher education expenses for that year. If the withdrawal does not meet the tax-free requirements, the portion of the account attributable to dividends or gains may be subject to a withdrawal penalty. For more information on Education IRA withdrawals, please consult your tax advisor.


403(b) CUSTODIAL ACCOUNTS

                  If you are employed by a public school system or certain federally tax-exempt private schools, colleges, universities, hospitals, religious and charitable or other nonprofit organizations, you may establish a 403(b) Custodial Account. Your employer must participate in the establishment of the account.

                  If your employer participates, it will automatically deduct the amount you designate from your gross salary and contribute it to your 403(b) Custodial Account. The amount which you may contribute annually under a salary reduction agreement is generally the lesser of $9,500 or your exclusion allowance, which is based upon a specified formula, and other Internal Revenue Code limits apply. There is a $50 minimum investment in the 403(b) Custodial Account. Contributions made to the account reduce the amount of your current income subject to Federal income tax. Federal income tax is not paid on your contribution until you begin making withdrawals. In addition, all income and capital gains accumulated in the account are tax-free until withdrawn.

                  Withdrawals from your 403(b) Custodial Agreement may begin as soon as you reach age 59 1/2 and must begin no later than April 1 of the year following the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. Except for required distributions after age 70 1/2 and periodic distributions over more than 10 years, distributions are subject to 20% Federal income tax withholding unless those distributions are rolled directly to another 403(b) account or annuity or an individual retirement account (IRA). You may not be able to receive distributions immediately upon request because of certain notice requirements under federal tax law. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor regarding the 403(b) Custodial Account is recommended. You should also consult with your tax advisor about state taxation of your account.

                  Individuals who wish to purchase shares of a Fund in conjunction with a 403(b) Custodial Account may use a Custodian Account Agreement and related forms available from the Funds. State Street serves as custodian of the 403(b) Custodial Account, for which it charges an annual custodian fee for each Fund or Cash Account Trust Money Market Portfolio in which the participant's account is invested.

                  In order to receive the necessary materials to create a 403(b) Custodial Account, please write to the Berger Funds, c/o Berger LLC, P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001.

12.               EXCHANGE PRIVILEGE AND SYSTEMATIC WITHDRAWAL PLAN

                  A shareholder who owns shares of any of the Funds worth at least $5,000 at the current net asset value may establish a Systematic Withdrawal account from which a fixed sum will be paid to the shareholder at regular intervals by the Fund in which the shareholder is invested.

                  To establish a Systematic Withdrawal account, the shareholder deposits Fund shares with the Fund and appoints the Fund as agent to redeem shares in the shareholder's account in order to make monthly, quarterly, semi-annual or annual withdrawal payments to the shareholder of a fixed amount. The minimum withdrawal payment is $50.00. These payments generally will be made on the 25th day of the month.

                  Withdrawal payments are not yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of the shareholder's investment. Depending on the size of the disbursements requested and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

                  The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying the Fund. The shareholder may, of course, make additional deposits of Fund shares in the shareholder's account at any time.

                  Since redemption of shares to make withdrawal payments is a taxable event, each investor should consult a tax advisor concerning proper tax treatment of the redemption.

                  Any shareholder may exchange any or all of the shareholder's shares in any of the Funds for shares of any of the other available Berger Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other Fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Funds or Berger LLC. Berger LLC is compensated for administrative services it performs with respect to the CAT Portfolios.

                  Exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or loss for income tax purposes. In addition, exchanges out of the Berger Information Technology Fund will be subject to a redemption fee of 1% if shares are exchanged within 6 months of purchase.

                  An exchange of shares may be made by written request directed to DST Systems, Inc., via on-line access, or simply by telephoning the Berger Funds at 1-800-551-5849. This privilege may be terminated or amended by any of the Funds, and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not eligible for sale. Shareholders automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Funds may discuss their performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Funds may compare their performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Stock Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite Index, the Lehman Brothers Intermediate Term Government/Corporate Bond Index or the InformationWeek 100 Index, or more narrowly-based or blended indices which reflect the market sectors in which that Fund invests.

                  The total return of each Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  Each Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Fund. Because average annual total returns for more than one year tend to smooth out variations in a Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Funds are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

PREDECESSOR PERFORMANCE QUOTATIONS

                  BERGER INTERNATIONAL FUND. The Berger International Portfolio (in which all the investable assets of the Berger International Fund are invested) commenced operations upon the transfer to the Portfolio of assets held in a pooled trust (the "Pool") maintained by Citizens Bank New Hampshire, for which BIAM had provided day-to-day portfolio management as sub-advisor since the inception of the Pool. At that time, BIAM's bank holding company parent indirectly owned a 23.5% interest in the parent of Citizens Bank New Hampshire. The investment objective, policies, limitations, guidelines and strategies of the Pool were materially equivalent to those of the Berger International Fund and the Portfolio. Assets from the Pool were transferred on

October 11, 1996, to a separate "feeder" fund investing in the Portfolio which, in turn, transferred those assets to the Portfolio in exchange for an interest in the Portfolio. As a result of this transaction, the investment holdings in the Portfolio were the same as the investment holdings in the portfolio of the Pool immediately prior to the transfer, except for the seed capital provided by Berger LLC.

                  The Pool was not a registered investment company since it was exempt from registration under the Investment Company Act of 1940 (the "1940 Act"). Since, in a practical sense, the Pool constitutes the "predecessor" of the Portfolio, the Fund calculates its performance for periods commencing prior to the transfer of the Pool's assets to the Portfolio by including the Pool's total return, adjusted at that time to reflect any increase in fees and expenses applicable in operating the Fund, including the Fund's pro rata share of the aggregate annual operating expenses, net of fee waivers, of the Portfolio. Those fees and expenses included 12b-1 fees.

                  Performance data quoted for the Berger International Fund for periods prior to October 1996 include the performance of the Pool and include periods before the Fund's and the Portfolio's registration statements became effective. As noted above, the Pool was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed on the Fund and the Portfolio by the 1940 Act. If the Pool had been registered under the 1940 Act, the Pool's performance might have been adversely affected.

                  BERGER INFORMATION TECHNOLOGY FUND. The Berger Information Technology Fund is the accounting survivor and successor of a fund previously known as the InformationTech 100(R) Fund, which was reorganized into the Fund effective July 2, 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund, and the Fund commenced offering the Investor Shares covered in this Statement of Additional Information.

                  The Fund quotes its historical performance track record for both of its classes of shares based on its predecessor's only shares outstanding prior to the reorganization. Accordingly, performance data for the Investor Shares for periods prior to the date of the reorganization do not reflect the 0.25% per year 12b-1 fee currently borne by the Investor Shares. Total return of the Investor Shares and other classes of shares of the Fund will be calculated separately. Because each class of shares is subject to different expenses, the performance of each class for the same period will differ.

AVERAGE ANNUAL TOTAL RETURNS

                  The average annual total return for each of the Funds for various periods ending September 30, 2000, are shown on the following table:


FUND                                           1-YEAR            3-YEAR            5-YEAR          10-YEAR     LIFE OF FUND
----                                           ------            ------            ------          -------     ------------
Berger Growth Fund                              60.93%            23.35%            21.01%           23.39%           16.38%
                                                                                                              (since 9/30/74)(2)
Berger Large Cap Growth Fund                    56.09%            28.66%            25.97%           23.22%           15.96%
                                                                                                              (since 9/30/74)(2)
Berger Mid Cap Growth Fund                      95.98%              N/A               N/A              N/A            70.58%
                                                                                                              (since 12/31/97)
Berger Small Company Growth Fund
- Investor Shares                               84.27%            31.21%            28.40%             N/A            27.10%
                                                                                                              (since 12/30/93)
Berger New Generation Fund -
Investor Shares                                 67.16%            44.72%              N/A              N/A            41.02%
                                                                                                              (since 3/29/96)
Berger Select Fund                              55.73%              N/A               N/A              N/A            51.96%
                                                                                                              (since 12/31/97)
Berger Information Technology
Fund - Investor Shares(1)                      114.97%            65.70%              N/A              N/A            68.74%
                                                                                                              (since 4/8/97)
Berger International Fund(3)                     9.43%             9.10%            10.92%           12.91%           12.22%
                                                                                                              (since 7/31/89)
Berger Mid Cap Value Fund                       31.11%              N/A               N/A              N/A            24.71%
                                                                                                              (since 8/12/98)
Berger Balanced Fund                            30.08%            41.66%              N/A              N/A            41.66%
                                                                                                              (since 9/30/97)

(1) Performance data for the Investor Shares include periods prior to the Fund's adoption of share classes as part of its reorganization on July 2, 1999, and therefore, for those periods, do not reflect the 0.25% per year 12b-1 fee which has been paid by the Investor Shares since the inception of the class on that date.


(2) Life of Fund covers the period from September 30, 1974 (immediately prior to Berger LLC assuming the duties as the investment advisor for those Funds) through September 30, 2000. Since the 12b-1 fees for the Berger Growth Fund and the Berger Large Cap Growth Fund did not take effect until June 19, 1990, the performance figures on the table do not reflect the deduction of the 12b-1 fees for the full length of the life of fund period.

(3) Data for the Berger International Fund covering periods prior to October 11, 1996, reflect the performance of the pool of assets transferred on that date into the Berger International Portfolio in which all of the Fund's assets are invested, adjusted at that time to reflect any increase in expenses expected in operating the Fund, including the Fund's pro rata share of the aggregate annual operating expenses, of the Portfolio net of fee waivers.


14.               ADDITIONAL INFORMATION

FUND ORGANIZATION


                  BERGER GROWTH FUND AND BERGER LARGE CAP GROWTH FUND. The Berger Growth Fund and Berger Large Cap Growth Fund are separate corporations which were incorporated under the laws of the State of Maryland on March 10, 1966, as "The One Hundred Fund, Inc." and "The One Hundred and One Fund, Inc.", respectively. The names "Berger One Hundred Fund(R)", "Berger 100 Fund(SM)", "Berger One Hundred and One Fund(R)" and "Berger 101 Fund(R)" were adopted by the respective Funds as service marks and trade names in November 1989 and were registered as service marks in December 1991. In 1990, the shareholders of the The One Hundred and One Fund, Inc. approved changing its formal corporate name to "Berger One Hundred and One Fund, Inc." and the Fund began doing business under the trade name "Berger Growth and Income Fund, Inc." in January 1996. The name "Berger Growth and Income Fund(R)" was registered as a service mark in August 1998. In January 2000, The One Hundred Fund, Inc. and the Berger One Hundred and One Fund, Inc. formally changed their corporate names to the "Berger Growth Fund, Inc." and the "Berger Growth and Income Fund, Inc." respectively and the name "Berger Growth Fund(SM)" was adopted as a trade name. In January 2001, the Berger Growth and Income Fund formally changed its corporate name to the "Berger Large Cap Growth Fund, Inc." and the name "Berger Large Cap Growth Fund(SM)" was adopted as a trade name.


                  Each of the Berger Growth Fund and the Berger Large Cap Growth Fund has only one class of securities, its Capital Stock, with a par value of one cent per share, of which 200,000,000 shares are authorized for issue by the Berger Growth Fund and 100,000,000 shares are authorized for issue by the Berger Large Cap Growth Fund. Shares of the Funds are fully paid and nonassessable when issued. All shares issued by a Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.


                  BERGER MID CAP GROWTH FUND, BERGER SMALL COMPANY GROWTH FUND, BERGER NEW GENERATION FUND, BERGER SELECT FUND, BERGER INFORMATION TECHNOLOGY FUND, BERGER MID CAP VALUE FUND AND BERGER BALANCED FUND. The Berger Small Company Growth Fund is a separate series established on August 23, 1993, under the Berger Investment Portfolio Trust, a Delaware business trust established under the Delaware Business Trust Act. The name "Berger Small Company Growth Fund(R)" was registered as a service mark in September 1995. The Berger Small Company Growth Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor Shares, which are covered in this Statement of Additional Information, and the Fund commenced offering a separate class known as Institutional Shares covered in a separate Prospectus and Statement of Additional Information.


                  The Berger New Generation Fund was the second series created under the Berger Investment Portfolio Trust, established on December 21, 1995. The name "Berger New Generation Fund(R)" was registered as a service mark in December 1996. The Berger Balanced Fund was the third series created under the Berger Investment Portfolio Trust, established on August 22, 1997. The name "Berger Balanced Fund(R)" was registered as a service mark in September 1998. The Berger New Generation Fund had no class designations until July 6, 1999, when all of the then-existing shares were designated as Investor

Shares, which are covered in this Statement of Additional Information, and the Fund commenced offering a separate class known as Institutional Shares covered in a separate Prospectus and Statement of Additional Information.

                  The Berger Select Fund and the Berger Mid Cap Growth Fund were the fourth and fifth series created under the Trust, established on November 13, 1997. The Berger Mid Cap Value Fund was the sixth series created under the Berger Investment Portfolio Trust, established on May 21, 1998.

                  The Berger Information Technology Fund was the seventh series created under the Berger Investment Portfolio Trust, established on February 18, 1999. The Fund is the successor to the fund formerly known as the InformationTech 100(R) Fund. The InformationTech 100(R) Fund commenced operations on April 8, 1997, as a separate series of the Advisors Series Trust, a Delaware business trust. The InformationTech 100(R) Fund was then reorganized into the Fund in a transaction that became effective in July 1999. As part of the reorganization, all of the then-existing shares of the predecessor fund were exchanged for Institutional Shares of the Fund, and the Fund commenced offering the Investor Shares covered in this Statement of Additional Information.

                  The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Funds named above are the only series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Funds are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by each Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  BERGER INTERNATIONAL FUND. The Berger Worldwide Funds Trust is a Delaware business trust organized on May 31, 1996, under the name Berger/BIAM Worldwide Funds Trust. In May, 2000, the Trust changed its name to Berger Worldwide Funds Trust. The Berger International Fund was established on May 31, 1996, as a series of the Trust. The Fund was originally named the Berger/BIAM International Fund and changed its name in May 2000 to the Berger International Fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund is one of three series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  Berger Worldwide Portfolios Trust is also a Delaware business trust organized on May 31, 1996, under the name Berger/BIAM Worldwide Portfolios Trust. In May 2000, the Trust changed its name to Berger Worldwide Portfolios Trust. The Berger International Portfolio (in which all of the investable assets of the Berger International Fund are invested) was established on May 31, 1996, as a series of that Trust. The Portfolio was originally named the Berger/BIAM International Portfolio and changed its name in May 2000 to the Berger International Portfolio. Like the Berger International Fund, the Portfolio is a diversified, open-end management investment company. The Portfolio commenced operations upon the transfer to the Portfolio of assets held in a pooled trust. See "Performance Information -- Predecessor Performance Data -- Berger International Fund" in Section 13 above for additional information on the asset transfer. The Berger Worldwide Portfolios Trust is authorized to sell unlimited interests in series or portfolios. Interests may be divided into classes. Currently, the series comprising the Portfolio is the only series established under that Trust, although others may be added in the future.

                  Each investor in the Portfolio, including the Fund, is entitled to a vote in proportion to the amount of its investment in the Portfolio. Whenever the Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Fund will hold a meeting of its shareholders and will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing the Fund's shareholders who do not vote will be voted by the Fund in the same proportion as the Fund's shareholders who do, in fact, vote.

                  DELAWARE BUSINESS TRUST INFORMATION. Under Delaware law, shareholders of the Funds organized as series of Delaware Business Trusts will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instruments of those Trusts provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trusts or any particular series (fund) of the Trusts. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the shareholders of the Trusts are not entitled to the limitations of liability set forth in Delaware law or the Trust Instruments and, accordingly, that they may be personally liable for the obligations of the Trusts.

                  In order to protect shareholders from such potential liability, the Trust Instruments require that every written obligation of the Trusts or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trusts or such series. The Trust Instruments also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any shareholder by reason of being or having been a shareholder, and that the Trusts shall, upon request, assume the defense of any such claim made against such shareholder for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                  As a result, the risk of a shareholder of the Funds in those Trusts incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trusts believe that the risk of personal liability to shareholders of the Fund is therefore remote. The trustees intend to conduct the operations of the Trusts and the Funds so as to avoid, to the extent possible, liability of shareholders for liabilities of the Trusts or the Funds.

                  CORPORATE GOVERNANCE AND OTHER INFORMATION PERTAINING TO ALL FUNDS. None of the Funds is required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the directors or trustees. If shareholders owning at least 10% of the outstanding shares of the Berger Growth Fund, the Berger Large Cap Growth Fund or any of the Trusts so request, a special shareholders' meeting of that Fund or Trust will be held for the purpose of considering the removal of a director or trustee, as the case may be. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of any of those Funds or Trusts so request. Subject to certain limitations, the Funds/Trusts will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a director or trustee.

                  Shareholders of the Funds and, where applicable, the other series/classes of the same business trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the same business trust in the election of trustees of the trust and on all matters relating to the trust as a whole. Each full share of each Fund has one vote.

                  Shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors or trustees can elect 100% of the directors or trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors or trustees will not be able to elect any person or persons as directors or trustees.

                  Shares of the Funds have no preemptive rights. There are no sinking funds or arrearage provisions which may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights, except that shareholders of any class of the Berger Information Technology Fund may convert their shares into shares of any other class of the Fund in the event and only in the event the shareholder ceases to be eligible to purchase or hold shares of the original class, or becomes eligible to purchase shares of a different class, by reason of a change in the shareholder's status under the conditions of eligibility in effect for such class at that time. Shares of the Funds may be transferred by endorsement, or other customary methods, but none of the Funds is bound to recognize any transfer until it is recorded on its books.

                  Under governing corporate law, each Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the directors or trustees that the transaction was in the best interests of the Fund and its shareholders, and may require obtaining shareholder approval.

MORE INFORMATION ON SPECIAL FUND STRUCTURES


                  MULTI-CLASS. All of the Funds are permitted to divide their shares into classes. However, currently only the Berger Small Company Growth Fund, the Berger New Generation Fund and the Berger Information Technology Fund have divided their shares into classes and have two classes of shares outstanding, the Investor Shares covered by this SAI and the

Institutional Shares offered through a separate Prospectus and SAI. These Funds implemented their multi-class structure by adopting Rule 18f-3 Plans under the 1940 Act permitting them to issue shares in classes. The Rule 18f-3 Plans govern such matters as class features, dividends, voting, allocation of income and expenses between classes, exchange and trustee monitoring of the Plan. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the relevant prospectus for the class, as it may be amended from time to time. Institutional Shares are designed for institutional, individual and other investors willing to maintain a higher minimum account balance, currently set at $250,000. Information concerning Institutional Shares is available from the Funds at 1-800-259-2820.

                  Subject to the relevant Declaration of Trust or Trust Instrument and any other applicable provisions, the trustees of those Funds have the authority to create additional classes, or change existing classes, from time to time, in accordance with Rule 18f-3 under the Act.

                  MASTER/FEEDER. Unlike other mutual funds that directly acquire and manage their own portfolios of securities, the Berger International Fund (referred to as a feeder fund) seeks to achieve its investment objective by investing all of its investable assets in the Berger International Portfolio (referred to as a master fund). This two-tier structure is commonly known as a master/feeder. The Fund has the same investment objective and policies as the Portfolio. The Fund will invest only in the Portfolio, and the Fund's shareholders will therefore acquire only an indirect interest in the investments of the Portfolio. The master/feeder fund structure is still relatively new and lacks a substantial history.

                  In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors (that is, other feeder funds). Such investors will invest in the Portfolio on the same terms and conditions and will pay their proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to issue their shares at the same public offering price as the Fund due to potential differences in expense structures. Accordingly, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are common in this type of mutual fund structure and are also present in other mutual fund structures. Information concerning other investors in the Portfolio (for example, other feeder funds) is available from the Fund at 1-800-706-0539. Currently, there are two other feeder funds that also invest all of their investable assets in the Portfolio: the International Equity Fund (designed for eligible trusts or bank trust departments) which has a minimum balance requirement of $1,000,000, and the Berger International CORE Fund, which has a minimum balance requirement of $250,000.

                  The investment objective of the Fund may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio may not be changed without the approval of the investors in the Portfolio, including the Fund. If the objective of the Portfolio changes and the shareholders of the Fund do not approve a parallel change in the Fund's investment objective, the trustees of the Trust will consider other alternatives, including seeking an alternative investment vehicle or directly retaining the Fund's own investment advisor.

                  Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a larger fund invests or withdraws from the Portfolio, the remaining funds may experience lower or higher pro rata operating expenses. Lower returns could possibly result from a large withdrawal. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Also, a fund with a greater pro rata ownership in the Portfolio could have effective voting control over the operations of the Portfolio.

                  Whenever the Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Fund will hold a meeting of its shareholders and will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing the Fund's shareholders who do not vote will be voted by the Fund in the same proportion as the Fund's shareholders who do, in fact, vote.

                  The Fund may withdraw its investment in the Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund to do so. Certain changes in the Portfolio's investment objective, policies and limitations may require the Fund to withdraw its investment in the Portfolio. Upon any such withdrawal, the trustees would consider what action might be taken, including investing the Fund's assets in another pooled investment entity having the same investment objective and policies as the Fund or retaining an investment advisor to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. Any such withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, a distribution in-kind may adversely affect the liquidity of the Fund.

                  The trustees of the Berger Worldwide Funds Trust and the Berger Worldwide Portfolios Trust are the same individuals. A majority of the trustees of each of those Trusts who are not "interested persons" (as defined in the Investment Company Act of 1940) of either Trust have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of both Trusts, up to and including creating a new board of trustees for one or the other of the Trusts.

PRINCIPAL SHAREHOLDERS

                  Insofar as the management of the Funds is aware, as of December 29, 2000, no person owned, beneficially or of record, more than 5% of the outstanding shares of any of the Funds, except for the following:


OWNER                                     FUND                                                      PERCENTAGE
-----                                     ----                                                      ----------
Charles Schwab & Co. Inc. ("Schwab")      Berger Growth Fund                                           20.66%
101 Montgomery Street
San Francisco, CA 94104

                                          Berger Large Cap Growth Fund                                 28.67%

                                          Berger Mid Cap Growth Fund                                   33.36%

                                          Berger Small Company Growth Fund (Investor Shares)           24.22%

                                          Berger New Generation Fund (Investor Shares)                 27.23%

                                          Berger Select Fund                                           27.16%

                                          Berger Information Technology Fund (Investor Shares)         18.13%

                                          Berger International Fund                                    25.93%

                                          Berger Mid Cap Value Fund                                    35.20%

                                          Berger Balanced Fund                                         32.67%

National Financial Services               Berger Large Cap Growth Fund                                  7.42%
Corporation ("Fidelity")
200 Liberty St.                           Berger Mid Cap Growth Fund                                   13.35%
One World Financial Center
New York, NY  10281-1003                  Berger Small Company Growth Fund (Investor Shares)            8.07%

                                          Berger New Generation Fund (Investor Shares)                 11.90%

                                          Berger Select Fund                                           13.12%

                                          Berger Mid Cap Value Fund                                    14.42%

                                          Berger Balanced Fund                                         11.83%

Donaldson Lufkin & Jenrette               Berger Balanced Fund                                          7.80%
("DLJ")
SEC Corp Pershing Division
P.O. Box 2052
Jersey City, NJ 07303

IMS & Co.                                 Berger International Fund                                    24.49%
P.O. Box 3865
Englewood, CO  80155-3865

                  Any person owning more than 25% of the outstanding securities of a Fund may be deemed to control it. Schwab is believed to hold its shares of the Funds as nominees for the benefit of its clients.

                  In addition, Schwab owned of record 28.24% of all the outstanding shares of the Berger Investment Portfolio Trust, of which the Berger New Generation Fund, Berger Select Fund, Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Mid Cap Value Fund and the Berger Balanced Fund are outstanding series. Schwab also owned of record 16.32% of the outstanding shares of the Berger Worldwide Funds Trust, of which the Berger International Fund is one of three outstanding series.

                  As of December 29, 2000, Schwab owned of record 44.57% of the outstanding shares of the Berger Information Technology Fund, and 27.67% of the Berger New Generation Fund, both series of the Berger Investment Portfolio Trust, when Schwab's record ownership of each of the Funds' Trust shares is added together with record ownership of Institutional Shares of each Fund. In addition, Bay Isle has advised the Trust that, as December 29, 2000, it had voting discretion over approximately 17.33% of that fund's outstanding shares in accounts beneficially owned by various Bay Isle advisory clients. Bay Isle may be deemed to beneficially own those shares as a result of its voting discretion.


DISTRIBUTION

                  Berger Distributors LLC, as the Funds' Distributor, is the principal underwriter of all the Funds' shares. The Distributor is a wholly-owned subsidiary of Berger LLC. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of a Fund in connection with the sale of the Fund's shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. David J. Schultz, Chief Financial Officer, Assistant Secretary and Treasurer of the Distributor, is also Vice President and Treasurer of the Funds. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Funds. Brian Ferrie, Vice President and Chief Compliance Officer of the Distributor, is also Vice President of the Funds. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Funds.

                  Each of the Funds and the Distributor are parties to a Distribution Agreement that continues through April 2001 or 2002, and thereafter from year to year if such continuation is specifically approved at least annually by the directors or trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the directors or trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers shares of the Funds and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by Berger LLC for its costs in distributing Fund shares.

OTHER INFORMATION

                  The Funds have each filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds of which this Statement of Additional Information is a part. If further information is desired with respect to any of the Funds or such securities, reference is made to the Registration Statements and the exhibits filed as a part thereof.

                  Davis, Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, acts as counsel to the Funds.

INDEPENDENT ACCOUNTANTS


                  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, acted as independent accountants for each of the Funds for the fiscal year ended September 30, 2000. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Funds referenced below under "Financial Information" and assisted the Funds in connection with the preparation of their 1999 tax returns.

                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Funds for the fiscal year ended September 30, 2001. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Funds and assist the Funds in connection with the preparation of their 2000 income tax returns.


FINANCIAL INFORMATION

A copy of the Annual Report referenced below is enclosed with this SAI. Additional copies of that Report may be obtained upon request without charge by calling the Funds at 1-800-333-1001.

Year-End Financial Statements


         The following financial statements for each of the named Fund are incorporated herein by reference from the Annual Report to Shareholders of the Berger Funds dated September 30, 2000, in each case along with the Report of Independent Accountants thereon dated November 8, 2000:

For the Berger Growth Fund, Berger New Generation Fund, Berger Select Fund, Berger Growth and Income Fund (n/k/a the Berger Large Cap Growth Fund), Berger Mid Cap Growth Fund, Berger Small Company Growth Fund, Berger Mid Cap Value Fund, Berger Information Technology Fund and Berger Balanced Fund:

                  Schedule of Investments as of September 30, 2000

                  Statements of Assets and Liabilities as of September 30, 2000

                  Statements of Operations for the Year Ended September 30, 2000

                  Statements of Changes in Net Assets for each of the periods indicated

                  Notes to Financial Statements, September 30, 2000

                  Financial Highlights for each of the periods indicated

For the Berger International Fund:

                  Statement of Assets and Liabilities as of September 30, 2000

                  Statement of Operations for the Year Ended September 30, 2000

                  Statements of Changes in Net Assets for the Years Ended September 30, 2000 and 1999

                  Financial Highlights for each of the periods indicated

                  Notes to Financial Statements, September 30, 2000

For the Berger International Portfolio:

                  Schedule of Investments as of September 30, 2000

                  Statement of Assets and Liabilities as of September 30, 2000

                  Statement of Operations for the Year Ended September 30, 2000

                  Statements of Changes in Net Assets for the Years Ended September 30, 2000 and 1999

                  Ratios/Supplementary Data for each of the periods indicated

                  Notes to Financial Statements, September 30, 2000

                                   APPENDIX A

HIGH-YIELD/HIGH-RISK SECURITIES

         Each of the Funds may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, a Fund will not purchase any security in default at the time of purchase. None of the Funds will invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, a Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in a Fund's percentage limits for investments rated below investment grade, unless the Fund's advisor deems such securities to be the equivalent of investment grade. If securities purchased by a Fund are downgraded following purchase, or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the director or trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect a Fund from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leverage corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            INTERNATIONAL EQUITY FUND
                   (A SERIES OF BERGER WORLDWIDE FUNDS TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                      SHAREHOLDER SERVICES: 1-800-960-8427

                  This Statement of Additional Information ("SAI") about the International Equity Fund (the "Fund"), a series of the Berger Worldwide Funds Trust (the "Trust"), is not a prospectus. It relates to the Prospectus describing the Fund, dated January 29, 2001, as it may be amended or supplemented from time to time, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-960-8427.

                  The Fund is an open-end management investment company organized as a diversified series of the Trust. UNLIKE MANY OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE BERGER INTERNATIONAL PORTFOLIO (THE "PORTFOLIO"). Accordingly, the investment performance of the Fund will derive from the investment performance of the Portfolio. The Portfolio is an open-end management investment company and a diversified series of a separate trust known as the Berger Worldwide Portfolios Trust ("Worldwide Portfolios"). The Portfolio's investment objective and policies are identical to those of the Fund. The Portfolio is advised by Berger LLC ("Berger LLC" or the "Advisor"), which has delegated daily portfolio management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM" or the "Sub-Advisor").

                  The Fund is designed primarily for investment by trust companies or trust departments of other financial institutions regulated by federal or state governmental authority, whether purchasing for their own account or for accounts over which they exercise full or shared investment power in a fiduciary, agency, advisory, custodial or similar capacity.


                  The financial statements of the Fund for the fiscal year ended September 30, 2000, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Fund's 2000 Annual Report to Shareholders dated September 30, 2000.



                  A copy of that Annual Report is available, without charge, upon request, by calling 1-800-259-2820.






                                JANUARY 29, 2001

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS


                                                          CROSS-REFERENCES TO
                                                  PAGE    RELATED DISCLOSURES
SECTION                                            NO.    IN PROSPECTUS
-------                                           ----    -------------------

Introduction                                      1       Table of Contents

1. Investment Strategies and Risks of the Fund    1       The Fund's Goals and Principal
                                                          Investment Strategies; Principal Risks;
                                                          Investment Techniques, Securities and
                                                          the Associates Risks

2. Investment Restrictions                        8       Investment Techniques, Securities and
                                                          the Associated Risks

3. Management of the Fund                         10      Organization of the Fund

4. Investment Advisor and Sub-Advisor             13      Organization of the Fund

5. Expenses of the Fund                           16      Fund Expenses; Organization of the
                                                          Fund; Financial Highlights for the Fund

6. Brokerage Policy                               18      Organization of the Fund

7. How to Purchase and Redeem Shares on the       20      Buying Shares; Selling (Redeeming)
   Fund                                                   Shares; Exchanging Shares

8. Net Asset Value                                21      Your Share Price

9. Income Dividends, Capital Gains Distributions  21      Distributions and Taxes
   and Tax Treatment

10. Suspension of Redemption Rights               23      Other Information About Your Account

11. Plans and Programs                            23      Tax-Sheltered Retirement Plans

12. Exchange Privilege                            24      Exchanging Shares

13. Performance Information                       24      Financial Highlights for the Fund

14. Additional Information                        25      Organization of the Fund; Special Fund
                                                          Structures

Financial Information                             29      Financial Highlights

                                  INTRODUCTION

                  The International Equity Fund is a mutual fund, or an open-end, management investment company. The Fund is a diversified fund. The investment objective of the Fund is long-term capital appreciation. This is also the investment objective of the Portfolio in which the Fund invests all of its investable assets. The Fund does not invest to provide current income, although some income may be produced while managing the portfolio.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUND

                  The Prospectus discusses the investment objective of the Fund and the Portfolio and the principal investment strategies employed to achieve that objective. It also describes the principal risks of investing in the Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and portfolio strategies that the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities which bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Portfolio will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Portfolio will consider the security as rated in the higher category. If nonconvertible securities purchased by the Portfolio are downgraded to below investment grade following purchase, the trustees of Worldwide Portfolios, in consultation with the Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Portfolio. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Portfolio will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Portfolio could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Portfolio.

                  INITIAL PUBLIC OFFERINGS. The Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above.

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's sub-advisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size, and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

                  The sub-advisor's IPO trade allocation procedures govern which funds and other advised accounts participate in the allocation of any IPO.

                  FOREIGN SECURITIES. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Portfolio. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries. The Portfolio's investments may include American Depositary Receipts
(ADRs). The Portfolio may also invest in European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs). Some of the companies in which the Portfolio invests may be considered passive foreign investment companies (PFICs), which are described in greater detail below.

                  There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Portfolio to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Fund may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of the Fund if the depository: (i) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (ii) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (iii) maintains records that identify the assets of participants, and keep its own assets separated from the assets of participants; (iv) provides periodic reports to participants; and
(v) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Fund's primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis, and notifies the Fund of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation, the quality of its services, its financial strength, and insurance or indemnification arrangements, the extent and quality of regulation and independent examination of the depository, its standing in published ratings, its internal controls, and other procedures for safeguarding investments, and any related legal proceedings.


                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Portfolio will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  Since the Portfolio will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Portfolio may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of the Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9 below.

                  HEDGING TRANSACTIONS. As described in the Prospectus, the Portfolio is authorized to make limited commitments in certain foreign currency forward contracts, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value (in foreign currency or U.S. dollar terms) of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. The utilization of forwards is also subject to policies and procedures which may be established by the trustees from time to time. In addition, the Portfolio is not required to hedge. Decisions regarding hedging are subject to the sub-advisor's judgment of the cost of the hedge, its potential effectiveness and other factors the sub-advisor considers pertinent.

                  A hedging transaction may partially protect the Portfolio from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Portfolio's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, hedging transactions do not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire.

                  Use of these instruments by the Portfolio involves the potential for a loss that may exceed the Portfolio's initial commitment to a forward contract. However, the Portfolio is permitted to use forwards for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Portfolio is attempting to hedge, such as a portion or all of its exposure to equity securities denominated in a particular currency. To help ensure that the Portfolio will be able to meet its obligations under forward contracts entered into by the Portfolio, the Portfolio will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of the Portfolio utilizing forward contracts are: (a) losses resulting from market movements not anticipated by the Portfolio; (b) possible imperfect correlation between movements in the prices of forwards and movements in the prices of the securities or positions hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular contract at any particular time; and (d) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Portfolio enters into an over-the-counter contract with a counterparty, the Portfolio will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Portfolio could be worse off than if the contract had not been entered into.

                  Any utilization of forwards or any other hedging technique (investing, for example, in futures or options) is subject to policies and procedures which may be established and changed by the trustees from time to time without shareholder vote. Currently, the Portfolio is authorized to utilize forward contracts only for hedging purposes and is not permitted to invest in futures or options. If the trustees ever authorize the Portfolio to invest in futures or options, such investments would be permitted solely for hedging purposes, and the Portfolio would not be permitted to invest more than 5% of its net assets at the time of purchase in initial margins for financial futures transactions and premiums for options. In addition, the Advisor or Sub-Advisor may be required to obtain bank regulatory approval before the Portfolio engages in futures and options transactions. The following information should be read in conjunction with the information concerning the Portfolio's investment in forwards and the risks of such investments contained in the Prospectus.

                  Forward Foreign Currency Exchange Contracts. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the asset at the time of delivery. The Portfolio currently intends that the only forward contracts or commitments that it might use are forward foreign currency exchange contracts and that it may use such contracts solely for hedging purposes, although the Portfolio may enter into additional forms of forward contracts or commitments in the future for hedging purposes if they become available and advisable in light of the Portfolio's objective and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized, exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the Portfolio's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Portfolio may enter into forward currency contracts with aggregate stated contract values of up to the value of the Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. The Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). The Portfolio also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge"). The Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward foreign currency exchange contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Portfolio's currency exposure from one foreign currency to another limits the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the Sub-Advisor's projection of future exchange rates is inaccurate.

                  The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that the Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio's custodian will segregate cash or liquid assets having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Portfolio must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Portfolio's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolio's ability to utilize forward contracts may be restricted. The Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets. In addition, when the Portfolio enters into a privately negotiated forward contract with a counterparty, the Portfolio assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Portfolio could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, the Portfolio intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Portfolio becomes unacceptably high.

                  CONVERTIBLE SECURITIES. The Portfolio may also purchase debt or equity securities which are convertible into common stock when the Sub-Advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Portfolio may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Portfolio or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings assigned by organizations such as Moody's Investors Service, Inc., and Standard & Poor's Corporation, or a similar determination of creditworthiness by the Sub-Advisor. The Portfolio has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Portfolio will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Portfolio will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Portfolio are downgraded following purchase, or if other circumstances cause 20% or more of the Portfolio's assets to be invested in convertible securities rated below investment grade, the trustees of Worldwide Portfolios, in consultation with the Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  SECURITIES OF SMALLER COMPANIES. The Portfolio may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  LENDING OF SECURITIES. As discussed in the Prospectus, the Portfolio may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, the Portfolio will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan, which interest may include the Portfolio's investing cash collateral in interest bearing short-term investments, and (e) the Portfolio receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

                  The Portfolio bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Portfolio will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Portfolio's total assets. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by Worldwide Portfolio's trustees.

                  ILLIQUID AND RESTRICTED SECURITIES. The Portfolio is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, the Portfolio may not purchase any security, the purchase of which would cause the Portfolio to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Portfolio may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Portfolio might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of the Portfolio's net assets to be invested in illiquid securities, the trustees of Worldwide Portfolios, in consultation with the Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Portfolio's Sub-Advisor will determine whether securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of the Portfolio's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is a means of investing cash for a short period. A repurchase agreement is an agreement under which the Portfolio acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument.

                  In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the Sub-Advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. The Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve certain risks, such as credit risk to the Portfolio if the other party defaults on its obligation and the Portfolio is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may automatically be stayed and delayed. Further, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Portfolio expects that these risks can be controlled through careful monitoring procedures.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Portfolio may invest in securities of companies with limited operating histories. The Portfolio considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

                  SPECIAL SITUATIONS. The Portfolio may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services which may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or which enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or which are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase and sell securities on a when-issued or delayed delivery basis. However, the Portfolio does not currently intend to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction.

                  When the Portfolio purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Portfolio's purchase commitments.

                  PORTFOLIO TURNOVER. The portfolio turnover rate of the Portfolio is shown in the Financial Highlights table in the Prospectus. In pursuit of the Portfolio's investment objective, the Sub-Advisor continuously monitors the Portfolio's investments and makes portfolio changes whenever changes in investment themes, the fundamentals of any portfolio company or the price of any portfolio security indicate to the Sub-Advisor that more attractive alternatives exist or that the Portfolio's investment objective could be better achieved by investment in another security, regardless of portfolio turnover. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Portfolio due to economic, market or other factors that are not within the control of management.

2.                INVESTMENT RESTRICTIONS

                  The investment objective of the Portfolio and the Fund is long-term capital appreciation.

                  The Fund has adopted an investment policy that it may, notwithstanding any other fundamental or non-fundamental investment policy or restriction, invest all of its investable assets in the securities of another open-end investment company or series thereof with substantially the same investment objective, policies and limitations as the Fund.

                  All other fundamental and non-fundamental investment policies and restrictions of the Fund and the Portfolio in which all the Fund's investable assets are invested are identical. Therefore, although the following investment restrictions refer to the Portfolio and the trustees of Worldwide Portfolios, they apply equally to the Fund and the trustees of the Trust.

                  The Portfolio has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without a shareholder vote. The principal policies and strategies used by the Portfolio are described in the Prospectus.

                  In addition, the Portfolio has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (i) 67% or more of the voting securities of the Portfolio present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by the shareholders. Non-fundamental restrictions may be changed in the future by action of the trustees without shareholder vote.

                  The following fundamental restrictions apply to the Portfolio. The Portfolio may not:

                  1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Portfolio's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Portfolio's total assets taken at market value. When borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Portfolio may enter into repurchase agreements and may lend portfolio securities in accordance with the Portfolio's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Portfolio uses the industry groups designated by the Financial Times World Index Service.

                  The trustees have adopted additional non-fundamental investment restrictions for the Portfolio. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. The Portfolio may not purchase securities on margin from a broker or dealer, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Portfolio from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Portfolio may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Portfolio may not invest in companies for the purposes of exercising control of management.

                  4. The Portfolio may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio, taken at market value at the time of purchase would be invested in such securities.

                  5. The Portfolio may not enter into any futures, forwards or options, except that only for the purpose of hedging, the Portfolio may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Portfolio's assets.

                  6. The Portfolio may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

3.                MANAGEMENT OF THE FUND

                  The Fund is supervised by trustees who are responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's board hires the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian.

                  The trustees and executive officers of the Fund are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.


   MICHAEL OWEN, c/o Zayed University, Post Office Box 19282, Dubai, United Arab
           Emirates DOB: 1937. Dean, since September 2000, of Zayed University. Formerly self-employed as a financial and management consultant, and in real estate development from June 1999 to September 2000. From 1993 to June 1999, Dean, and from 1989 to 1993, a member of the Finance faculty, of the College of Business, Montana State University. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger Growth Fund and Berger Large Cap Growth Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


  *JACK R. THOMPSON, 210 University Boulevard, Suite 900, Denver, CO  80206,
           DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Large Cap Growth Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June, 1999 (Executive Vice President from February 1999 to June 1999) of Berger LLC. Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment advisor) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the of the Janus Aspen Funds from May 1993 through June 1995

   DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO  80110, DOB: 1928.
           President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger Growth Fund and Berger Large Cap Growth Fund.

           Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


   LOUIS R. BINDNER, 1075 South Fox, Denver, CO  80223, DOB: 1925.  President,
           Climate Engineering, Inc. (building environmental systems). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


   KATHERINE A. CATTANACH, 672 South Gaylord, Denver, CO 80209, DOB: 1945.
           Managing Principal, Sovereign Financial Services, Inc. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


   PAUL R. KNAPP, Suite 500, 350 West Hubbard Street, Chicago, IL 60602, DOB:
           1945. Since October 2000, Executive Officer of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' transfer agent. Director (since February 1998) and a Vice President (February 1998 - November 1998) of West Side Investments, Inc. (investments), a wholly-owned subsidiary of DST Systems, Inc. Formerly, President, Chief Executive Officer and a director (September 1997 - October 2000) of DST Catalyst, Inc., an international financial markets consulting, software and computer services company, (now DST International, a subsidiary of DST) Previously (1991 - October 2000), Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions); also (1991 - September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


   HARRY T. LEWIS, JR., 1600 Broadway, Suite 2400, Denver, CO  80202, DOB: 1933.
           Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of J.D. Edwards & Co. (computer software company) since 1995. Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

   WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO  80135, DOB: 1928.
           President, Santa Clara LLC (privately owned agriculture company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


  *JAY W. TRACEY CFA, 210 University Boulevard, Suite 900, Denver, CO  80206,
           DOB: 1954. Executive Vice President of the Berger Funds (since August, 2000). Executive Vice President and Chief Investment Officer of Berger LLC (since June 2000). Portfolio manager of the Berger Growth Fund (since August 2000); co-portfolio manager of the Berger Select Fund (since June 2000) and the Berger Large Cap Growth Fund (since January 2001). Formerly, Vice President and Portfolio Manager at OppenheimerFunds, Inc (September 1994 to May
           2000) and Managing Director of Buckingham Capital Management (February 1994 to September 1994).



  *JANICE M. TEAGUE, 210 University Boulevard, Suite 900, Denver, CO  80206,
           DOB: 1954. Vice President (since November 1998) and Assistant Secretary (since February 2000 and previously from September 1996 to November 1998) and Secretary (November 1998 to February 2000) of the Berger Funds. Vice President (since October 1997), Secretary (since November 1998) and Assistant Secretary (October 1996 through November
           1998) with Berger LLC. Vice President and Secretary with Berger Distributors LLC, since August 1998. Formerly, self-employed as a business consultant from June 1995 through September 1996, Secretary of the Janus Funds from January 1990 to May 1995 and Assistant Secretary of Janus Capital Corporation from October 1989 to May 1995.


  *DAVID J. SCHULTZ, 210 University Boulevard, Suite 900, Denver, CO  80206,
           DOB: 1950. Vice President and Treasurer (since November 1998) and Assistant Treasurer (September 1996 to November 1998) of the Berger Funds. Vice President (since February 1997) and Controller (since August 1994) with Berger LLC. Chief Financial Officer and Treasurer (since May 1996), Assistant Secretary (since August 1998) and Secretary (May 1996 to August 1998) with Berger Distributors LLC Formerly, Partner with Smith, Brock & Gwinn (accounting firm) from January 1984 to August 1994.


  *ANTHONY R. BOSCH, 210 University Boulevard, Suite 900, Denver, CO  80206,
           DOB: 1965. Vice President of the Berger Funds (since February 2000). Vice President (since June 1999) and Chief Legal Officer (since August 2000) with Berger LLC. Formerly, Assistant Vice President of Federated Investors, Inc. from December 1996 through May 1999, and Attorney with the U.S. Securities and Exchange Commission (from June 1990 through December 1996).


  *BRIAN S. FERRIE, 210 University Boulevard, Suite 900, Denver, CO  80206,
           DOB: 1958. Vice President of the Berger Funds since November 1998. Vice President (since February 1997) and Chief Compliance Officer (since August 1994) with Berger LLC. Chief Compliance Officer with Berger Distributors LLC, since May 1996. Formerly, Compliance Officer with United Services Advisor, Inc., from January 1988 to July 1994, and Director of Internal Audit of United Services Funds from January 1987 to July 1994.

*  JOHN PAGANELLI, 210 University Boulevard, Suite 900, Denver, CO  80206,
           DOB: 1967. Assistant Treasurer of the Berger Funds since November 1998. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.

  *SUE VREELAND, 210 University Boulevard, Suite 900, Denver, CO 80206,
           DOB: 1948. Secretary of the Berger Funds (since February 2000). Assistant Secretary of Berger LLC and Berger Distributors LLC since June 1999. Formerly, Assistant Secretary of the Janus Funds from March 1994 to May 1999, Assistant Secretary of Janus Distributors, Inc. from June 1995 to May 1997 and Manager of Fund Administration for Janus Capital Corporation from February 1992 to May 1999.

----------

* Interested person (as defined in the Investment Company Act of 1940) of the Fund and of the Portfolio's Advisor or Sub-Advisor.

                   The trustees of the Trust have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

                   Officers of the Trust receive no compensation from the Trust. However, trustees of the Trust who are not interested persons of the Portfolio's Advisor or Sub-Advisor, who are also trustees of Worldwide Portfolios, are compensated for their services according to a fee schedule, allocated among the

Berger Funds. Neither the officers of the Trust nor the trustees receive any form of pension or retirement benefit compensation from the Trust.

                   Set forth below is information regarding compensation paid or accrued during the fiscal year ended September 30, 2000, for each trustee of the Trust and of the other Berger Funds.


                                                                      AGGREGATE
                                                  AGGREGATE         COMPENSATION
                                                COMPENSATION             FROM
                NAME AND POSITION WITH              FROM             ALL BERGER
                     BERGER FUNDS                THE FUND(1)           FUNDS(2)
                ----------------------          ------------        ------------

Dennis E. Baldwin(3)                               $ 2,365             $ 46,945

Louis Bindner(3)                                   $ 2,365             $ 46,945

Katherine A. Cattanach(3)                          $ 2,365             $ 46,945

Paul R. Knapp(3)                                   $ 2,365             $ 46,945

Harry T. Lewis(3)                                  $ 2,365             $ 46,945

Michael Owen(3)                                    $ 2,869             $ 57,000

Jack R. Thompson(3)(4)(5)                          $     0             $     0

William Sinclaire(3)                               $ 2,307             $ 45,745



(1) Trustee compensation is paid by Worldwide Portfolios to its trustees and borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.


(2) Includes the Berger Growth Fund, the Berger Large Cap Growth Fund, the Berger Investment Portfolio Trust (seven series), the Berger Institutional Products Trust (five series), the Berger Worldwide Portfolios Trust (one series), the Berger Worldwide Funds Trust (three series) and the Berger Omni Investment Trust (one series). Aggregate compensation figures do not include first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $17,939; Louis Binder $14,239; Katherine A. Cattanach $46,875; Michael Owen $1,125; William Sinclaire $45,675.


(3) Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.


(4) Interested person of Berger LLC.

(5) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.

                   Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Berger Worldwide Portfolios Trust. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustees for this purpose. Pursuant to an SEC exemptive order, Worldwide Portfolios is permitted to purchase shares of the designated funds in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. Worldwide Portfolios' obligation to make payments of deferred fees under the plan is a general obligation of Worldwide Portfolios.

                   As of December 29, 2000, the officers and trustees of the Fund as a group owned of record or beneficially an aggregate of less than 1% of the outstanding shares of the Fund.

4.                 INVESTMENT ADVISOR AND SUB-ADVISOR

BERGER LLC - INVESTMENT ADVISOR

                   The investment advisor to the Portfolio is Berger LLC (the "Advisor"), 210 University Boulevard, Denver, CO 80206. The Advisor oversees, evaluates and monitors the investment advisory services provided to the Portfolio by the Portfolio's Sub-Advisor and is responsible for furnishing general business management and administrative services to the Portfolio.


                   The Advisor is a Nevada Limited Liability Company, and has been in the investment advisory business for 26 years. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $7.2 billion as of December 31, 2000. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 80% of Berger LLC, and is an indirect subsidiary of Stilwell Financial, Inc. ("Stilwell Financial"), a publicly traded company. Stilwell also owns approximately 32% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Fund's sub-transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer.


                   Stilwell Financial was previously a wholly-owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). On July 12, 2000, KCSI completed a separation of its transportation and financial services segments through a dividend of stock of Stilwell Financial. On that date, KCSI shareholders received two shares of Stilwell Financial for every KCSI share held as of June 28, 2000. The separation resulted in no change in the management or control of the Fund or the Advisor to the Fund.

BBOI WORLDWIDE LLC - INVESTMENT ADVISOR


                  Prior to May 12, 2000, BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Blvd., Suite 700, Denver, CO 80206, a joint venture between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited (BIAM), served as advisor and administrator to the Portfolio. Effective May 12, 2000, the Berger International Portfolio entered into a new advisory agreement with Berger LLC replacing BBOI Worldwide LLC as the Fund's investment advisor and administrator, and BBOI was subsequently dissolved. Berger LLC is responsible for overseeing, evaluating and monitoring the investment advisory services provided by BIAM as sub-advisor.



SUB-ADVISOR


                   As permitted in its Investment Advisory Agreement with the Portfolio, the Advisor has delegated day-to-day portfolio management responsibility to Bank of Ireland Asset Management (U.S.) Limited (the "Sub-Advisor" or "BIAM"). As Sub-Advisor, BIAM manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees of Worldwide Portfolios. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 75 Holly Hill Lane, Greenwich CT 06830. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM which serves primarily institutional clients in the United States and Canada. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $46 billion as of September 30, 2000.


                   Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Portfolio. Federal law prohibits BIAM, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Portfolio, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bank of Ireland or its affiliates.

INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

                   Under a written Agreement between the Advisor and Berger Worldwide Portfolios Trust with respect to the Portfolio, the Advisor oversees, evaluates and monitors the investment advisory services provided to the Portfolio by the Sub-Advisor and is responsible for furnishing general business management and administrative services to the Portfolio. Under the Investment Advisory Agreement for the Portfolio, the Advisor is compensated for its services to the Portfolio by the payment of a fee in accordance with the following schedule:

                                      Average Daily Net Assets      Annual Rate
                                      ------------------------      -----------
Berger International Portfolio           First $500 million            .85%
                                          Next $500 million            .80%
                                           Over $1 billion             .75%


               The following schedule reflects the advisory fees charged to the Portfolio for the fiscal year ended September 30, 2000:


              FUND                       ADVISOR       INVESTMENT ADVISORY FEE
              ----                       -------       -----------------------
Berger International Portfolio          Berger LLC             0.88 %

                   The Fund bears a pro rata portion of the fee paid by the Portfolio to the Advisor. The Investment Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.




                   Under a written Agreement, the Portfolio's Advisor waives its investment advisory fee to the extent that the Portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. The agreement may not be terminated without the prior written consent of the Portfolio by a vote of its Board of Trustees. Any such reduction in the advisory fee paid by the Portfolio will also reduce the pro rata share of the advisory fee borne indirectly by the Fund.


                   The Investment Advisory Agreement will continue in effect until the last day of April 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the trustees of Worldwide Portfolios who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Portfolio or the Advisor. The Agreement is subject to termination by the Portfolio or the Advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

                   Under the Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Advisor has delegated day-to-day portfolio management responsibility to the Sub-Advisor. The Sub-Advisor manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees of Worldwide Portfolios. The Portfolio pays no fees directly to the Sub-Advisor. The Sub-Advisor will receive from the Advisor a fee at the annual rate of 0.45% of the average daily net assets of the Portfolio. During certain periods, the Sub-Advisor may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Portfolio to the Advisor. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.


                   The Sub-Advisory Agreement will continue in effect until the last day of April 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the trustees of Worldwide Portfolios who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Portfolio or the Advisor or the Sub-Advisor. The Sub-Advisory Agreement is subject to termination by the Portfolio, the Advisor or the Sub-Advisor on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.


TRADE ALLOCATIONS

                   Investment decisions for the Portfolio and other accounts advised by the Sub-Advisor are made independently with a view to achieving each of their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. However, certain investment decisions may be appropriate for the Portfolio and one or more such accounts. If the Portfolio and other accounts advised by the Sub-Advisor are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions averaged as to price and allocated equitably to the Portfolio and each participating account pursuant to procedures adopted by the Portfolio's sub-advisor. While in some cases, this policy might adversely affect the price paid or received by the Portfolio or other participating accounts, or the size of the position obtained or liquidated, the Sub-Advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

                  Berger LLC, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts in accordance with a policy regarding personal investing in each of the Codes of Ethics for Berger LLC, the Berger Funds and Berger Distributors LLC. The policy requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or Berger LLC's other advisory clients. Directors and officers of Berger LLC and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.


                  In addition to the pre-clearance requirements described above for Berger LLC and Berger Distributors LLC, the policy subjects directors and officers of Berger LLC, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by Berger LLC and the provisions of the policy are subject to interpretation by and exceptions authorized by its management.


                  BIAM has adopted a Code of Ethics which restricts its officers, employees and other staff from personal trading in specified circumstances, including among others prohibiting participation in initial public offerings, prohibiting dealing in a security for the seven days before and after any trade in that security on behalf of clients, prohibiting trading in a security while an order is pending for any client on that same security, and requiring profits from short-term trading in securities (purchase and sale within a 60-day period) to be forfeited. In addition, staff of BIAM must report all of their personal holdings in securities annually and must disclose their holdings in any private company if an investment in that same company is being considered for clients. Staff of BIAM are required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics and must instruct their broker to provide BIAM with duplicate confirmations of all such personal trades.




5.                 EXPENSES OF THE FUND

                   The Fund is allocated and bears indirectly its pro rata share of the aggregate annual operating expenses of the Portfolio, since all of the investable assets of the Fund are invested in the Portfolio. Expenses of the Portfolio include, among others, its pro rata share of the expenses of Worldwide Portfolios of which the Portfolio is a series, such as: expenses of registering Worldwide Portfolios with securities authorities; the compensation of its Independent Trustees; expenses of preparing reports to investors and to governmental offices and commissions; expenses of meetings of investors and trustees of Worldwide Portfolios; legal fees; and insurance premiums of Worldwide Portfolios. Expenses of the Portfolio also include, among others, the fees payable to the Advisor under the Investment Advisory Agreement; expenses connected with the execution of portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities (which are considered a cost of securities of the Portfolio); custodian fees; auditors' fees; interest and taxes imposed on the Portfolio; transfer agent, recordkeeping and pricing agent fees; and such other non-recurring and extraordinary items as may arise from time to time.

                   Under a written agreement, the Portfolio's Advisor waives its investment advisory fee to the extent that the Portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. The agreement may not be terminated without the prior written consent of the Portfolio by a vote of its Board of Trustees. Any such reduction in the advisory fee paid by the Portfolio will also reduce the pro rata share of the advisory fee borne indirectly by the Fund.

                   Expenses of the Fund include, among others, its pro rata share of the expenses of the Trust, such as expenses of meetings of the shareholders of the Trust. Expenses of the Fund also include, among others, taxes imposed on the Fund; the fee payable to the Advisor under the Administrative Services Agreement; and such other non-recurring and extraordinary items as may arise from time to time.

Service Arrangements for the Fund


                   Under an Administrative Services Agreement with the Fund, Berger LLC serves as the administrator of the Fund. In this capacity, it is responsible for administering and managing all aspects of the Fund's day-to-day operations, subject to the oversight of the trustees of the Fund. Berger is responsible, at its expense, for furnishing (or procuring other parties to furnish) all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, printing and mailing to shareholders of prospectuses and other required communications, and certain other administrative and recordkeeping services, such as coordinating matters relating to the operations of the Fund, monitoring the Fund's status as a "regulated investment company" under the Internal Revenue Code, coordinating registration of sufficient Fund shares under federal and state securities laws, arranging for and supervising the preparation of registration statements, tax returns, proxy materials, financial statements and reports for filing with regulatory authorities and distribution to shareholders of the Fund. Under the Administrative Services Agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of (i) 0.10% of its average daily net assets, or (ii) Berger's annual cost to provide or procure these services (including the fees of any services providers whose services are procured by Berger), plus an additional 0.01% of the Fund's average daily net assets. The trustees of the Fund regularly review amounts paid to and expenditures incurred pursuant to the Administrative Services Agreement. In addition, in the event that Berger's duties under the Administrative Services Agreement are delegated to another party, Berger may take into account, in calculating the cost of such services, only the costs incurred by such other party in discharging the delegated duties. Prior to May 12, 2000 BBOI Worldwide served as the Fund's administrator, in which capacity it was responsible for providing these services.



                  Also prior to May 12, 2000, under a Sub-Administration Agreement then in effect between BBOI Worldwide and Berger LLC, Berger was delegated the responsibility to perform certain of the administrative and recordkeeping services required under the Administrative Services Agreement and to procure, at BBOI Worldwide's expense, third parties to provide the services not provided by Berger LLC. Under the Sub-Administration Agreement, Berger LLC was paid a fee of 0.25% of the Fund's average daily net assets for its services. During certain periods, Berger LLC voluntarily waived all or a portion of its fee, which did not affect the fee paid by the Fund to BBOI Worldwide.

                   The Fund and/or its Advisor may enter into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's Advisor may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.


                  State Street Bank and Trust Company ("State Street"), 801 Pennsylvania, Kansas City, MO 64105, has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the daily net asset value of the Fund, and to perform certain accounting and recordkeeping functions that it requires. In addition, State Street has been appointed to serve as the Portfolio's custodian. The Fund has appointed DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, MO 64121, as its transfer agent and dividend disbursing agent. Approximately 32% of the outstanding shares of DST are owned by Stilwell. The fees of Berger LLC, State Street and DST are all paid by the Advisor.


Service Arrangements for the Portfolio

                   Under the Investment Advisory Agreement between the Advisor and the Portfolio, in addition to providing advisory services, the Advisor is responsible for providing or arranging for all managerial and administrative services necessary for the operations of the Portfolio. The Advisor is responsible for providing certain of these services at its own expense, such as compliance monitoring and preparing investor communications, which have been delegated to Berger LLC as part of the Sub-Administration Agreement discussed above. Other services are procured from third party service providers at the Portfolio's own expense, such as custody, recordkeeping and pricing services. The Portfolio has appointed State Street as recordkeeping and pricing agent to calculate the daily net asset value of the Portfolio and to perform certain accounting and recordkeeping functions required by the Portfolio. In addition, the Portfolio has appointed State Street as its custodian. For custodian, recordkeeping and pricing services, the Portfolio pays fees directly to State Street based on a percentage of its net assets, subject to certain minimums, and reimburses State Street for certain out-of-pocket expenses.

                   The following table shows the total dollar amounts of advisory fees paid by the Portfolio to Berger LLC or BBOI Worldwide for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations:

                         Berger International Portfolio


Fiscal Year Ended      Investment (1)       Advisory Fee
  September 30,         Advisory Fee           Waiver              TOTAL
-----------------      --------------       ------------       --------------
2000                     $2,816,000           $      0          $2,816,000(2)

1999                     $2,010,000           $(17,000)         $1,993,000

1998                     $1,531,000           $(61,000)         $1,470,000

(1.) Advisory fees prior to May 12, 2000 were paid to BBOI Worldwide.

(2.) Under the investment advisory agreement in effect prior to May 12, 2000, the Portfolio paid an advisory fee totaling $1,715,000 at an annual rate of 0.90% of its average daily net assets to BBOI Worldwide. Effective May 12, 2000, the investment advisory fee charged to the Portfolio by Berger LLC was reduced to 0.85% of the first $500 million of average net assets; 0.80% on the next $500 million of average net assets; and 0.75% of average net assets exceeding $1 billion.


                   In addition, the Fund paid Berger LLC or BBOI Worldwide the following amounts for its services under the Administrative Services Agreement.

                            International Equity Fund


Fiscal Year Ended September 30,           Administrative Service Fee(1)
-------------------------------           -----------------------------

          2000                                      $12,000(2)

          1999                                      $10,000

          1998                                      $ 7,000




1. Administrative service fees prior to May 12, 2000 were paid to BBOI
Worldwide.

2. Under the administrative services agreement in effect prior May 12, 2000, the Fund paid to BBOI Worldwide an administrative services fee totaling $7,000.



                   All of State Street's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances maintained with it as custodian. Earnings credits received by the Portfolio are disclosed on the Portfolio's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

Other Expense Information

                   The trustees of Worldwide Portfolios have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Portfolio would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

Distributor

                   The distributor (principal underwriter) of the Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger LLC for its costs in distributing the Fund's shares.

6.                BROKERAGE POLICY

                  Although the Portfolio retains full control over its own investment policies, the Sub-Advisor is authorized to place the portfolio transactions of the Portfolio. A report on the placement of brokerage business is given to the trustees of Worldwide Portfolios every quarter, indicating the brokers with whom portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Portfolio during the past two fiscal years were as follows:

                              BROKERAGE COMMISSIONS


                                   Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
                                   September 30, 2000    September 30, 1999    September 30, 1998
                                   ------------------    ------------------    ------------------

BERGER INTERNATIONAL PORTFOLIO(1)       $244,000              $155,000              $225,000


(1) These are brokerage commissions paid by the Portfolio in which all the Fund's investable assets are invested. Commissions paid the Portfolio are borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.

                  The Investment Advisory Agreement that the Portfolio has with the Advisor and the Sub-Advisory Agreement between the Advisor and the Sub-Advisor authorizes and directs portfolio transactions for the Portfolio to be placed only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Sub-Advisor is specifically authorized to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisor.

                  In accordance with these provisions, the Sub-Advisor may place portfolio brokerage business of the Portfolio with brokers who provide useful research services to the Sub-Advisor. Such services could include computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, broker and other third-party equity research, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services.

                  Any brokerage and research services the Sub-Advisor may receive from brokers could be helpful to the Sub-Advisor in performing its investment advisory responsibilities to the Portfolio, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of the Sub-Advisor's advisory personnel to analyze and evaluate the securities in which the Portfolio invests. Any brokerage and research services obtained as a result of the Portfolio's brokerage business may also be useful to the Sub-Advisor in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by the Sub-Advisor in rendering investment advice to the Portfolio. Although such brokerage and research services may be deemed to be of value to the Sub-Advisor, they are not expected to decrease the expenses that the Sub-Advisor would otherwise incur in performing its investment advisory services for the Portfolio nor will the fee that is received by the Sub-Advisor from the Advisor or the advisory fee received by the Advisor from the Portfolio be reduced as a result of the availability of such brokerage and research services from brokers.

                  If the Sub-Advisor determines that any such brokerage or research service has a mixed use, such that it also serves functions that do not assist the Sub-Advisor in the investment decision-making process or otherwise benefits the Portfolio or the Fund, the Sub-Advisor may allocate the costs of such service accordingly. Only that portion of the service that the Sub-Advisor determines will assist it in the investment decision-making process or will otherwise benefit the Portfolio or the Fund may be paid for by the placement of the Portfolio's brokerage business. The decision whether and how to allocate the costs of such service presents a conflict of interest for the Sub-Advisor.

                  The trustees of Worldwide Portfolios have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST.

When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Portfolio would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

                  In selecting broker and dealers and in negotiating commissions, the Portfolio's Sub-Advisor considers a number of factors, including among others: the Sub-Advisor's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. The trustees have also authorized sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Portfolio. In addition, the Sub-Advisor may also consider payments made by brokers to the Portfolio or the Fund or to other persons on behalf of the Portfolio or the Fund for services provided to the Portfolio or Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the Sub-Advisor of the Portfolio will seek the best execution of each transaction.


7.                PURCHASE AND REDEMPTION OF SHARES


                  Minimum Initial Investment                   $1,000,000.00

                  Shares in the Fund may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for shares of the Fund is $1,000,000. To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus and mail it to the Fund in care of DST Systems, Inc., the Fund's transfer agent, as follows:

                  Berger Funds
                  P.O. Box 419958
                  Kansas City, MO  64141

                  Payment for shares purchased may be made by wire, electronic funds transfer or mail. All purchase orders are effected at the relevant net asset value per share of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the Fund, its authorized agent or designee prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day.

                  Additional investments may be made at any time by telephone or by mail at the relevant net asset value by calling or writing the Fund and making payment by wire or electronic funds transfer as outlined above.

                  In addition, Fund shares may be purchased through certain organizations which make available investment accounts, programs or pension or retirement plans. These organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will apply to an investor who purchases the Fund shares directly from the Fund.

                  Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone are described in the Prospectus. The Fund may terminate or modify those procedures and related requirements at any time, although shareholders of the Fund will be given notice of any termination or material modification. Berger LLC may, at its own risk, waive certain of those procedures and related requirements.

8.                NET ASSET VALUE


                  The net asset value of the Fund is determined once daily, at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of the Fund is determined by dividing the total value of its assets, less liabilities, by the total number of shares outstanding. Since the Fund invests all of its investable assets in the Portfolio, the value of the Fund's investable assets will be equal to the value of its beneficial interest in the Portfolio.

                  The Portfolio's securities and other assets are valued as follows: securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Portfolio will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Portfolio are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

                  The Portfolio's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

9.                INCOME DIVIDENDS, CAPITAL GAINS
                  DISTRIBUTIONS AND TAX TREATMENT

                  This discussion summarizes certain federal income tax issues relating to the Fund and the Portfolio. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, shareholders are urged to consult with their tax advisors with respect to their particular tax consequences.

                  TAX STATUS OF THE FUND AND THE PORTFOLIO. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to shareholders. It also may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                  The Trust anticipates that (1) the Portfolio will be treated for federal income tax purposes as a partnership, and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in the Portfolio, will be deemed to own an allocable share of the Portfolio's assets and will be deemed to be entitled to the Portfolio's income or loss attributable to that share. The Portfolio has advised the Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

                  TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service and to each shareholder information about the tax treatment of the shareholder's distributions. Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the shareholders. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the shareholders, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the shareholders on December 31.

                  In general, net capital gains from assets held by the Fund for more than 12 months will be subject to a maximum tax rate of 20% and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long a shareholder has held Fund shares.

                  If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, a shareholder's basis in his or her Fund shares will be reduced by that amount.

                  Under the Internal Revenue Code, gains recognized by the Portfolio upon a disposition of assets contributed in-kind to it by the Fund will be specially allocated to the Fund and not to other investors in the Portfolio to the extent of the unrealized appreciation in those assets at the time of their transfer. As a result, shareholders of the Fund may receive distributions of a greater amount of gains than if the Portfolio had purchased those assets in the open market upon commencement of Fund operations or in a transaction that did not involve contributions of assets in-kind.

                  If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the shareholder's address of record, or if a shareholder's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in shares of the applicable Fund at the NAV next computed after the check is cancelled, and to convert the shareholder's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


                  Additionally, the Funds reserve the right to reinvest distributions of less than $10 in shares of the applicable Fund at the next computed NAV.


                  TAX ON REDEMPTIONS OF FUND SHARES. Shareholders may be subject to tax on the redemption of their Fund shares. In general, redemptions may give rise to a capital gain or loss, the treatment of which will depend on the shareholder's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the shareholder reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, if the Fund makes an election, shareholders of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

                  If the Portfolio invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Portfolio to incur tax and IRS interest charges. However, the Portfolio may be eligible to elect one of two alternative tax treatments with respect to PFIC shares which would avoid these taxes and charges, but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to shareholders of the Portfolio holding PFIC shares may differ substantially as compared to a fund that did not invest in PFIC shares.

                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Portfolio. If the Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                  BACKUP WITHHOLDING. In general, if a shareholder is subject to backup withholding, the Fund will be required to withhold federal income tax at a rate of 31% from distributions to that shareholder. These payments are creditable against the shareholder's federal income tax liability.

                  FOREIGN SHAREHOLDERS. Foreign shareholders of the Fund generally will be subject to a 30% U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign shareholder dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

                  TAX STATUS OF THE BERGER INTERNATIONAL PORTFOLIO. The Berger International Portfolio, in which the International Equity Fund invests all of its investable assets, has in previous years been classified as a partnership for U.S. federal income tax purposes, and it intends to retain that classification. The International Equity Fund is treated for various federal tax purposes as owning an allocable share of the Portfolio's assets and will be allocated a share of the Portfolio's income, gain and loss.

10.               SUSPENSION OF REDEMPTION RIGHTS

                  The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

                  The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The redeeming shareholder may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.               PLANS AND PROGRAMS

                  The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing a Berger Funds IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call 1-800-259-2820 or write to The Berger Funds c/o Berger LLC, P.O. Box 5005, Denver, CO 80217. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at 1-800-259-2820.

                  The Fund also offers a systematic withdrawal plan. Forms to open such an account may be obtained by writing to the Fund, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call 1-800-960-8427.

12.               EXCHANGE PRIVILEGE

                  Any shareholder may exchange any or all of the shareholder's shares in the Fund, subject to stated minimums, for shares of any of the other publicly available Berger Funds, without charge, after receiving a current prospectus of the other Berger Fund. Exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes. An exchange of shares may be made by written request directed to the Fund, in care of DST Systems, Inc., or simply by telephoning the Fund at 1-800-960-8427. This privilege is revocable by the Fund, and is not available in any state in which the shares of the Berger Fund being acquired in the exchange are not eligible for sale. Shareholders automatically have telephone privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Nasdaq Composite Index, or more narrowly-based or blended indices which reflect the market sectors in which the Fund invests.

                  The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

                  The Portfolio commenced operations in October 1996, upon the transfer to the Portfolio of assets held in a pooled trust (the "Pool") maintained by Citizens Bank New Hampshire, for which BIAM has provided day-to-day portfolio management as sub-advisor since the inception of the Pool. At that time, BIAM's bank holding company parent indirectly owned a 23.5% interest in the parent of Citizens Bank New Hampshire. The investment objective, policies, limitations, guidelines and strategies of the Pool were materially equivalent to those of the Fund and the Portfolio. Assets from the Pool were transferred on October 11, 1996, to the Fund which, in turn, transferred those assets to the Portfolio in exchange for an interest in the Portfolio. As a result of this transaction, the investment holdings in the Portfolio (in which the Fund invests all of its investable assets) were the same as the investment holdings in the portfolio of the Pool immediately prior to the transfer, except for the seed capital provided by Berger LLC.

                  The Pool was not a registered investment company since it was exempt from registration under the Investment Company Act of 1940. Since, in a practical sense, the Pool constitutes the "predecessor" of the Portfolio, the Fund calculates its performance for periods commencing prior to the transfer of the Pool's assets to the Portfolio by including the Pool's total return, adjusted at the time of the transfer to reflect any anticipated increase in fees and expenses for the Fund (that is, adjusted to reflect any anticipated increase in expenses, including the Fund's pro rata share of the aggregate annual operating expenses, net of fee waivers, of the Portfolio in which all of the investable assets of the Fund are invested).


                  For the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2000, and for the period from July 31, 1989 (inception of the Pool) through September 30, 2000, the average annual total returns for the Fund were 10.20%, 9.83%, 11.57%, 13.46% and 12.75%, respectively.


14.               ADDITIONAL INFORMATION

BERGER WORLDWIDE FUNDS TRUST AND THE FUND

                  The Trust is a Delaware business trust organized on May 31, 1996. The Fund was established on May 31, 1996, as a series of the Trust and was originally named the Berger International Institutional Fund. Effective June 1997, the Fund's name was changed to the International Equity Fund.

                  The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund is one of three series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  Under Delaware law, shareholders of the Trust will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the shareholders of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

                  In order to protect shareholders from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any shareholder by reason of being or having been a shareholder, and that the Trust shall, upon request, assume the defense of any such claim made against such shareholder for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                  As a result, the risk of a International Equity Fund shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders of the Fund is remote. The trustees intend to conduct the operations of the Trust and the Fund so as to avoid, to the extent possible, liability of shareholders for liabilities of the Trust or the Fund.

BERGER WORLDWIDE PORTFOLIOS TRUST AND THE PORTFOLIO

                  Worldwide Portfolios is also a Delaware business trust organized on May 31, 1996. The Portfolio was established on May 31, 1996, as a series of Worldwide Portfolios. The Portfolio commenced operations upon the transfer to the Portfolio of assets held in a pooled trust. See Section 13-Performance Information above for additional information on the asset transfer.

                  Worldwide Portfolios is authorized to sell unlimited interests in series or portfolios. Currently, the series comprising the Portfolio is the only series established under Worldwide Portfolios, although others may be added in the future. The Delaware law information set forth above with respect to the Trust also applies to Worldwide Portfolios and investors in the Portfolio. Each investor in the Portfolio, including the Fund, is entitled to a vote in proportion to the amount of its investment in the Portfolio.

CORPORATE GOVERNANCE INFORMATION

                  The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees. If shareholders owning at least 10% of the outstanding shares of the Trust so request, a special shareholders' meeting of the Trust will be held for the purpose of considering the removal of a trustee. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Trust will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a trustee.

                  Shareholders of the Fund and, where applicable, the other series of the Trust, generally vote separately on matters relating to those respective series, although they vote together and with the holders of any other series of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote.

                  Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees.

                  Shares of the Fund have no preemptive rights. There are no sinking funds or arrearage provisions which may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights. Shares of the Fund may be transferred by endorsement, or other customary methods, but the Fund is not bound to recognize any transfer until it is recorded on its books.

                  Under governing corporate law, the Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the trustee that the transaction was in the best interests of the Fund and its shareholders, and may require obtaining shareholder approval.

MORE INFORMATION ON SPECIAL FUND STRUCTURE

                  MASTER/FEEDER. Unlike other mutual funds that directly acquire and manage their own portfolios of securities, the Fund (referred to as a feeder fund) seeks to achieve its investment objective by investing all of its investable assets in the Berger International Portfolio (referred to as a master fund). This two-tier structure is commonly known as a master/feeder. The Fund has the same investment objective and policies as the Portfolio. The Fund will invest only in the Portfolio, and the Fund's shareholders will therefore acquire only an indirect interest in the investments of the Portfolio. The master/feeder fund structure is still relatively new and lacks a substantial history.

                  In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors (that is, other feeder funds). Such investors will invest in the Portfolio on the same terms and conditions and will pay their proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to issue their shares at the same public offering price as the Fund due to potential differences in expense structures. Accordingly, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are common in this type of mutual fund structure and are also present in other mutual fund structures. Information concerning other investors in the Portfolio (for example, other feeder funds) is available from the Fund at 1-800-259-2820. Currently, there are two other feeder funds that also invest all of their investable assets in the Portfolio: the Berger International CORE Fund, which has a minimum balance requirement of $1,000,000, and the Berger International Fund, which has a minimum balance requirement of $2,000.

                  The investment objective of the Fund may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio may not be changed without the approval of the investors in the Portfolio, including the Fund. If the objective of the Portfolio changes and the shareholders of the Fund do not approve a parallel change in the Fund's investment objective, the trustees of the Trust will consider other alternatives, including seeking an alternative investment vehicle or directly retaining the Fund's own investment advisor.

                  Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a larger fund invests or withdraws from the Portfolio, the remaining funds may experience lower or higher pro rata operating expenses. Lower returns could possibly result from a large withdrawal. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Also, a fund with a greater pro rata ownership in the Portfolio could have effective voting control over the operations of the Portfolio.

                  Whenever the Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Fund will hold a meeting of its shareholders and will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing the Fund's shareholders who do not vote will be voted by the Fund in the same proportion as the Fund's shareholders who do, in fact, vote.

                  The Fund may withdraw its investment in the Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund to do so. Certain changes in the Portfolio's investment objective, policies and limitations may require the Fund to withdraw its investment in the Portfolio. Upon any such withdrawal, the trustees would consider what action might be taken, including investing the Fund's assets in another pooled investment entity having the same investment objective and policies as the Fund or retaining an investment advisor to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. Any such withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, a distribution in-kind may adversely affect the liquidity of the Fund.

                  The trustees of the Berger Worldwide Funds Trust and the Berger Worldwide Portfolios Trust are the same individuals. A majority of the trustees of each of those Trusts who are not "interested persons" (as defined in the Investment Company Act of 1940) of either Trust have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of both Trusts, up to and including creating a new board of trustees for one or the other of the Trusts.

DISTRIBUTION

                  The Distributor is the principal underwriter of the Fund's shares. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which the Distributor is qualified as a broker-dealer. David J. Schultz, Chief Financial Officer, Assistant Secretary and Treasurer of the Distributor, is also Vice President and Treasurer of the Trust. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Trust. Brian Ferrie, Vice President and Chief Compliance Officer of the Distributor, is also Vice President of the Trust. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Trust.

                  The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues until April 30, 1999, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers the Fund's shares and solicits orders to purchase Fund shares at net asset value.

PRINCIPAL SHAREHOLDERS

                  Insofar as the management of the Fund is aware, as of December 29, 2000, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Fund, except for the following:


OWNER                                    PERCENTAGE OF THE FUND
-----                                    ----------------------

Citizens Bank New Hampshire                    22.44%
870 Westminster St.
Providence, RI 02903

SEI Trust Co.                                  57.04%
c/o The Trust Co.
One Freedom Valley Dr.
Oaks, PA 19456

Weir Labatt III - General Partner              9.90%
Weir Labatt Family Ltd. Partnership
135 W. Elsmere
San Antonio, TX 78212

                  Any person owning more than 25% of the outstanding securities of the Fund may be deemed to control it. SEI Trust Co. is believed to hold their shares of the Fund as nominee for the benefit of their clients or customers.


                  In addition, the following shareholders own shares of other funds (series) of the Trust constituting more than 5% of the total outstanding shares of the Trust:


OWNER                                  PERCENTAGE OF THE TRUST
-----                                  -----------------------

Charles Schwab & Co., Inc.                    16.22%
101 Montgomery Street
San Francisco, CA 94104

Atlantic Trust Co. NA                         7.18%
Nominee Account
100 Federal St., Fl. 37
Boston, MA 02110

Pell Rudman Trust Co. NA                      8.52%
Nominee Account
100 Federal St., 37th Fl.
Boston, MA 02110

Bank of New York TTEE                         5.23%
FBO Smurfit Stone Container
1 Wall St. Fl. 12
New York, NY  10286-0001

OTHER INFORMATION

                  The Berger Worldwide Funds Trust has filed with the Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the International Equity Fund, of which this SAI is a part. If further information is desired with respect to the Fund or its securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                  Davis, Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, has acted as counsel for the Trust and the Fund.

INDEPENDENT ACCOUNTANTS


                  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, acted as independent accountants for the Fund for the year ended September 30, 2000. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Fund referenced below under "Financial Information" and assisted the Fund in connection with the preparation of its 1999 income tax returns.



                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Fund for the fiscal year ended September 30, 2001. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Fund in connection with the preparation of its 2000 income tax returns.


FINANCIAL INFORMATION


                  The following financial statements are incorporated herein by reference from the Annual Report to Shareholders of the Fund dated September 30, 2000, in each case along with the Report of Independent Accountants thereon dated November 8, 2000:



For the International Equity Fund:



         Statement of Assets and Liabilities as of September 30, 2000



         Statement of Operations for the Year Ended September 30, 2000



         Statements of Changes in Net Assets for the Years Ended September 30, 2000 and 1999.



         Notes to Financial Statements, September 30, 2000



         Financial Highlights for each of the periods indicated


For Berger International Portfolio:


         Schedule of Investments as of September 30, 2000



         Statement of Assets and Liabilities as of September 30, 2000



         Statement of Operations for the Year Ended September 30, 2000



         Statements of Changes in Net Assets for the Years Ended September 30, 2000 and 1999.



         Ratios/Supplementary Data for each of the periods indicated



         Notes to Financial Statements, September 30, 2000.

         The above-referenced Annual Report is enclosed with a copy of this SAI. Additional copies of that Annual Report may be obtained upon request without charge by calling the Fund at 1-800-259-2820.

                                   APPENDIX A


HIGH-YIELD/HIGH RISK CONVERTIBLE BONDS

         The Portfolio may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, the Portfolio will not purchase any security in default at the time of purchase. The Portfolio will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Portfolio will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Portfolio's percentage limits for investments rated below investment grade, unless the Portfolio's Sub-Advisor deems such securities to be the equivalent of investment grade. If securities purchased by the Portfolio are downgraded following purchase, or if other circumstances cause the Portfolio to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Portfolio, in consultation with the Portfolio's Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leverage corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         BERGER INTERNATIONAL CORE FUND
                   (A SERIES OF BERGER WORLDWIDE FUNDS TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                      SHAREHOLDER SERVICES: 1-800-960-8427

                  This Statement of Additional Information ("SAI") about the Berger International CORE Fund (the "Fund"), a series of the Berger Worldwide Funds Trust (the "Trust"), is not a prospectus. It relates to the Prospectus describing the Fund, dated January 29, 2001, as it may be amended or supplemented from time to time, which may be obtained by writing the Fund at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-259-2820.


                  The Fund is an open-end management investment company organized as a diversified series of the Trust. UNLIKE MANY OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE BERGER INTERNATIONAL PORTFOLIO (THE "PORTFOLIO"). Accordingly, the investment performance of the Fund will derive from the investment performance of the Portfolio. The Portfolio is an open-end management investment company and a diversified series of a separate trust known as the Berger Worldwide Portfolios Trust ("Worldwide Portfolios"). The Portfolio's investment objective and policies are identical to those of the Fund. The Portfolio is advised by Berger LLC ("Berger" or the "Advisor"), which has delegated daily portfolio management of the Portfolio to Bank of Ireland Asset Management (U.S.) Limited ("BIAM" or the "Sub-Advisor").


                  The Fund is designed primarily for direct investment by institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals. Shares of the Fund are also offered through certain financial intermediaries that may charge their customers transaction or other fees with respect to the customers' investment in the Fund. The minimum initial investment for shares of the Fund is $250,000.


                    The financial statements of the Fund for the fiscal year ended September 30, 2000, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Fund's 2000 Annual Report to Shareholders dated September 30, 2000.

                    A copy of that Annual Report is available, without charge, upon request, by calling 1-800-259-2820.














                             DATED JANUARY 29, 2001

                                TABLE OF CONTENTS
                                        &
                         CROSS-REFERENCES TO PROSPECTUS




                                                                     CROSS-REFERENCES TO
                                                             PAGE    RELATED DISCLOSURES
SECTION                                                      NO.     IN PROSPECTUS
------------------------------------------------------------ ------- -----------------------------------------------

Introduction                                                 1       Table of Contents

1. Investment Strategies and Risks of the Fund               1       Principal Investment Strategies; Principal
                                                                     Risks;
                                                                     Investment Techniques, Securities and the
                                                                     Associated Risks

2. Investment Restrictions                                   8       Investment Techniques, Securities and the
                                                                     Associated Risks

3. Management of the Fund                                    10      Organization of the Fund

4. Investment Advisor and Sub Advisor                        13      Organization of the Fund

5. Expenses of the Fund                                      16      Organization of the Funds; Financial
                                                                     Highlights for the Funds

6. Brokerage Policy                                          19      Organization of the Fund

7. How to Purchase and Redeem Shares in the Fund             20      Buying Shares; Selling (Redeeming) Exchanging
                                                                     Shares

8. How the Net Asset Value is Determined                     21      Your Share Price

9. Income Dividends, Capital Gains Distributions and Tax     21      Distributions and Taxes
Treatment

10. Suspension of Redemption Rights                          23      Other Information About Your Account

11. Plans and Programs                                       24      Tax-Sheltered Retirement Plans

12. Exchange Privilege                                       24      Exchanging Shares

13. Performance Information                                  24      Financial Highlights for the Fund

14. Additional Information                                   25      Organization of the Fund; Special Fund
                                                                     Structure

Financial Information                                        29      Financial Highlights for the Fund

                                  INTRODUCTION

                  The Berger International CORE Fund is a mutual fund, or an open-end, management investment company. The Fund is a diversified fund. The investment objective of the Fund is long-term capital appreciation. This is also the investment objective of the Portfolio in which the Fund invests all of its investable assets. The Fund does not invest to provide current income, although some income may be produced while managing the portfolio.

1.                INVESTMENT STRATEGIES AND RISKS OF THE FUND

                  The Prospectus discusses the investment objective of the Fund and the Portfolio and the principal investment strategies employed to achieve that objective. It also describes the principal risks of investing in the Fund.

                  This section contains supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and portfolio strategies that the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

                  COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

                  DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities which bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. The Portfolio will not purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Portfolio will consider the security as rated in the higher category. If nonconvertible securities purchased by the Portfolio are downgraded to below investment grade following purchase, the trustees of Worldwide Portfolios, in consultation with the Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by the Portfolio. Conversely, during periods of rising interest rates, the value of fixed-income securities held by the Portfolio will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

                  Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Portfolio could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Portfolio.

                  INITIAL PUBLIC OFFERINGS. The Fund may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above.

                  Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

                  The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's sub-advisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

                  The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size, and therefore have a more limited effect on the Fund's performance.

                  There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

                  The sub-advisor's IPO trade allocation procedures govern which funds and other advised accounts participate in the allocation of any IPO.

                  FOREIGN SECURITIES. Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Portfolio. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries. The Portfolio's investments may include American Depositary Receipts
(ADRs). The Portfolio may also invest in European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs). Some of the companies in which the Portfolio invests may be considered passive foreign investment companies (PFICs), which are described in greater detail below.

         There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing the Portfolio to experience losses or miss investment opportunities. The use of a foreign securities depository may increase this risk. The Fund may maintain assets with a foreign securities depository if certain conditions are met. A foreign securities depository may maintain assets on behalf of the Fund if the depository: (i) acts as or operates a system for the central handling of securities that is regulated by a foreign financial regulatory authority; (ii) holds assets on behalf of the Fund under safekeeping conditions no less favorable than those that apply to other participants; (iii) maintains records that identify the assets of participants, and keep its own assets separated from the assets of participants; (iv) provides periodic reports to participants; and (v) undergoes periodic examination by regulatory authorities or independent accountants. In addition, the Fund's primary custodian provides the Fund with an analysis of the custodial risks of using a depository, monitors the depository on a continuous basis, and notifies the Fund of any material changes in risks associated with using the depository. In general, the analysis may include an analysis of a depository's expertise and market reputation, the quality of its services, its financial strength, and insurance or indemnification arrangements, the extent and quality of regulation and independent examination of the depository, its standing in published ratings, its internal controls, and other procedures for safeguarding investments, and any related legal proceedings.


                  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. The Portfolio will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, the Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

                  Since the Portfolio will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

                  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS). The Portfolio may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of the Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9 below.

                  HEDGING TRANSACTIONS. As described in the Prospectus, the Portfolio is authorized to make limited commitments in certain foreign currency forward contracts, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value (in foreign currency or U.S. dollar terms) of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. The utilization of forwards is also subject to policies and procedures which may be established by the trustees from time to time. In addition, the Portfolio is not required to hedge. Decisions regarding hedging are subject to the sub-advisor's judgment of the cost of the hedge, its potential effectiveness and other factors the sub-advisor considers pertinent.

                  A hedging transaction may partially protect the Portfolio from a decline in the value of a particular security or its portfolio generally, although hedging may also limit the Portfolio's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. In addition, hedging transactions do not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire.

                  Use of these instruments by the Portfolio involves the potential for a loss that may exceed the Portfolio's initial commitment to a forward contract. However, the Portfolio is permitted to use forwards for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Portfolio is attempting to hedge, such as a portion or all of its exposure to equity securities denominated in a particular currency. To help ensure that the Portfolio will be able to meet its obligations under forward contracts entered into by the Portfolio, the Portfolio will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

                  The principal risks of the Portfolio utilizing forward contracts are: (a) losses resulting from market movements not anticipated by the Portfolio; (b) possible imperfect correlation between movements in the prices of forwards and movements in the prices of the securities or positions hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular contract at any particular time; and (d) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Portfolio enters into an over-the-counter contract with a counterparty, the Portfolio will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Portfolio could be worse off than if the contract had not been entered into.

                  Any utilization of forwards or any other hedging technique (investing, for example, in futures or options) is subject to policies and procedures which may be established and changed by the trustees from time to time without shareholder vote. Currently, the Portfolio is authorized to utilize forward contracts only for hedging purposes and is not permitted to invest in futures or options. If the trustees ever authorize the Portfolio to invest in futures or options, such investments would be permitted solely for hedging purposes, and the Portfolio would not be permitted to invest more than 5% of its net assets at the time of purchase in initial margins for financial futures transactions and premiums for options. In addition, the Advisor or Sub-Advisor may be required to obtain bank regulatory approval before the Portfolio engages in futures and options transactions. The following information should be read in conjunction with the information concerning the Portfolio's investment in forwards and the risks of such investments contained in the Prospectus.

                  Forward Foreign Currency Exchange Contracts. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the asset at the time of delivery. The Portfolio currently intends that the only forward contracts or commitments that it might use are forward foreign currency exchange contracts and that it may use such contracts solely for hedging purposes, although the Portfolio may enter into additional forms of forward contracts or commitments in the future for hedging purposes if they become available and advisable in light of the Portfolio's objective and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized, exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

                  The following discussion summarizes the Portfolio's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Portfolio may enter into forward currency contracts with aggregate stated contract values of up to the value of the Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. The Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). The Portfolio also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge"). The Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

                  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward foreign currency exchange contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Portfolio's currency exposure from one foreign currency to another limits the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the Sub-Advisor's projection of future exchange rates is inaccurate.

                  The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that the Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio's custodian will segregate cash or liquid assets having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Portfolio must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Portfolio's commitments with respect to such contracts.

                  While forward contracts are not currently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolio's ability to utilize forward contracts may be restricted. The Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets. In addition, when the Portfolio enters into a privately negotiated forward contract with a counterparty, the Portfolio assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Portfolio could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, the Portfolio intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Portfolio becomes unacceptably high.

                  CONVERTIBLE SECURITIES. The Portfolio may also purchase debt or equity securities which are convertible into common stock when the Sub-Advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Portfolio may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Portfolio or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings assigned by organizations such as Moody's Investors Service, Inc., and Standard & Poor's Corporation, or a similar determination of creditworthiness by the Sub-Advisor. The Portfolio has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, the Portfolio will not invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and the Portfolio will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by the Portfolio are downgraded following purchase, or if other circumstances cause 20% or more of the Portfolio's assets to be invested in convertible securities rated below investment grade, the trustees of Worldwide Portfolios, in consultation with the Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this SAI.

                  SECURITIES OF SMALLER COMPANIES. The Portfolio may invest in securities of companies with small or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

                  LENDING OF SECURITIES. As discussed in the Prospectus, the Portfolio may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, the Portfolio will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Portfolio's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan, which interest may include the Portfolio's investing cash collateral in interest bearing short-term investments, and (e) the Portfolio receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

                  The Portfolio bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Portfolio will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Portfolio's total assets. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by Worldwide Portfolio's trustees.

                  ILLIQUID AND RESTRICTED SECURITIES. The Portfolio is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, the Portfolio may not purchase any security, the purchase of which would cause the Portfolio to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that the Portfolio may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Portfolio might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of the Portfolio's net assets to be invested in illiquid securities, the trustees of Worldwide Portfolios, in consultation with the Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

                  Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Portfolio's Sub-Advisor will determine whether securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of the Portfolio's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

                  REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is a means of investing cash for a short period. A repurchase agreement is an agreement under which the Portfolio acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument.

                  In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the Sub-Advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. The Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Portfolio's net assets would be invested in such repurchase agreements and other illiquid securities.

                  These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve certain risks, such as credit risk to the Portfolio if the other party defaults on its obligation and the Portfolio is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may automatically be stayed and delayed. Further, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Portfolio expects that these risks can be controlled through careful monitoring procedures.

                  SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. The Portfolio may invest in securities of companies with limited operating histories. The Portfolio considers these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies.

                  SPECIAL SITUATIONS. The Portfolio may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services which may significantly affect the value of their securities.

Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or which enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or which are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase and sell securities on a when-issued or delayed delivery basis. However, the Portfolio does not currently intend to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction.

                  When the Portfolio purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Portfolio's purchase commitments.

                  PORTFOLIO TURNOVER. The portfolio turnover rate of the Portfolio is shown in the Financial Highlights table in the Prospectus. In pursuit of the Portfolio's investment objective, the Sub-Advisor continuously monitors the Portfolio's investments and makes portfolio changes whenever changes in investment themes, the fundamentals of any portfolio company or the price of any portfolio security indicate to the Sub-Advisor that more attractive alternatives exist or that the Portfolio's investment objective could be better achieved by investment in another security, regardless of portfolio turnover. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Portfolio due to economic, market or other factors that are not within the control of management.

2.                INVESTMENT RESTRICTIONS

                  The investment objective of the Portfolio and the Fund is long-term capital appreciation.

                  The Fund has adopted an investment policy that it may, notwithstanding any other fundamental or non-fundamental investment policy or restriction, invest all of its investable assets in the securities of another open-end investment company or series thereof with substantially the same investment objective, policies and limitations as the Fund.

                  All other fundamental and non-fundamental investment policies and restrictions of the Fund and the Portfolio in which all the Fund's investable assets are invested are identical. Therefore, although the following investment restrictions refer to the Portfolio and the trustees of Worldwide Portfolios, they apply equally to the Fund and the trustees of the Trust.

                  The Portfolio has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without a shareholder vote. The principal policies and strategies used by the Portfolio are described in the Prospectus.

                  In addition, the Portfolio has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (i) 67% or more of the voting securities of the Portfolio present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by the shareholders. Non-fundamental restrictions may be changed in the future by action of the trustees without shareholder vote.

                  The following fundamental restrictions apply to the Portfolio. The Portfolio may not:

                  1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

                  2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

                  3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Portfolio's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Portfolio's total assets taken at market value. When borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not purchase portfolio securities.

                  4. Act as a securities underwriter (except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

                  5. Make loans, except that the Portfolio may enter into repurchase agreements and may lend portfolio securities in accordance with the Portfolio's investment policies. The Portfolio does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

                  In applying the industry concentration investment restriction (no. 2 above), the Portfolio uses the industry groups designated by the Financial Times World Index Service.

                  The trustees have adopted additional non-fundamental investment restrictions for the Portfolio. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

                  1. The Portfolio may not purchase securities on margin from a broker or dealer, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Portfolio from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

                  2. The Portfolio may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

                  3. The Portfolio may not invest in companies for the purposes of exercising control of management.

                  4. The Portfolio may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Portfolio, taken at market value at the time of purchase would be invested in such securities.

                  5. The Portfolio may not enter into any futures, forwards or options, except that only for the purpose of hedging, the Portfolio may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Portfolio's assets.

                  6. The Portfolio may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

3.                MANAGEMENT OF THE FUND

                           The Fund is supervised by trustees who are
responsible for major decisions about the Fund's policies and overall Fund oversight. The Fund's board hires the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian.

                  The trustees and executive officers of the Fund are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.


         MICHAEL OWEN, c/o Zayed University, Post Office Box 19282, Dubai,
                  United Arab Emirates DOB: 1937. Dean, since September 2000, of Zayed University. Formerly self-employed as a financial and management consultant, and in real estate development from June 1999 to September 2000. From 1993 to June 1999, Dean, and from 1989 to 1993, a member of the Finance faculty, of the College of Business, Montana State University. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger Growth Fund and Berger Large Cap Growth Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

*        JACK R. THOMPSON, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1949. President and a director since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Growth Fund and Berger Large Cap Growth Fund. President and a trustee since May 1999 (Executive Vice President from February 1999 to May 1999) of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust. President and Director since June 1999 (Executive Vice President from February 1999 to June 1999) of Berger LLC Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment advisor) from September 1994 through June 1995. President and a director of

                  Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995. Trustee and Senior Vice President of the of the Janus Aspen Funds from May 1993 through June 1995.


         DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO 80110, DOB:
                  1928. President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

         LOUIS R. BINDNER, 1075 South Fox, Denver, CO 80223, DOB: 1925.
                  President, Climate Engineering, Inc. (building environmental systems). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

         KATHERINE A. CATTANACH, 672 South Gaylord, Denver, CO 80209, DOB: 1945.
                  Managing Principal, Sovereign Financial Services, Inc. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

         PAUL R. KNAPP, Suite 500, 350 West Hubbard Street, Chicago, IL
                  60602, DOB: 1945. Since October 2000, Executive Officer of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' transfer agent. Director (since February 1998) and a Vice President (February 1998 - November 1998) of West Side Investments, Inc. (investments), a wholly-owned subsidiary of DST Systems, Inc. Formerly, President, Chief Executive Officer and a director (September 1997 - October 2000) of DST Catalyst, Inc., an international financial markets consulting, software and computer services company, (now DST International, a subsidiary of DST) Previously (1991 - October
                  2000), Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions); also (1991 - September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

         HARRY T. LEWIS, JR., 1600 Broadway, Suite 2400, Denver, CO 80202,
                  DOB: 1933. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of J.D. Edwards & Co. (computer software company) since 1995. Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

         WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO 80135, DOB:
                  1928. President, Santa Clara LLC (privately owned agriculture company). Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

*        JAY W. TRACEY CFA, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1954. Executive Vice President of the Berger Funds (since August, 2000). Executive Vice President and Chief

                  Investment Officer of Berger LLC (since June 2000). Portfolio manager of the Berger Growth Fund (since August 2000); co-portfolio manager of the Berger Select Fund (since June
                  2000) and the Berger Large Cap Growth Fund (since January
                  2001). Formerly, Vice President and Portfolio Manager at OppenheimerFunds, Inc (September 1994 to May 2000) and Managing Director of Buckingham Capital Management (February 1994 to September 1994).

*        JANICE M. TEAGUE, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1954. Vice President (since November 1998) and Assistant Secretary (since February 2000 and previously from September 1996 to November 1998) and Secretary (November 1998 to February 2000) of the Berger Funds. Vice President (since October 1997), Secretary (since November 1998) and Assistant Secretary (October 1996 through November 1998) with Berger LLC. Vice President and Secretary with Berger Distributors LLC, since August 1998. Formerly, self-employed as a business consultant from June 1995 through September 1996, Secretary of the Janus Funds from January 1990 to May 1995 and Assistant Secretary of Janus Capital Corporation from October 1989 to May 1995.


*        DAVID J. SCHULTZ, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1950. Vice President and Treasurer (since November
                  1998) and Assistant Treasurer (September 1996 to November
                  1998) of the Berger Funds. Vice President (since February
                  1997) and Controller (since August 1994) with Berger LLC. Chief Financial Officer and Treasurer (since May 1996), Assistant Secretary (since August 1998) and Secretary (May 1996 to August 1998) with Berger Distributors LLC Formerly, Partner with Smith, Brock & Gwinn (accounting firm) from January 1984 to August 1994.


*        ANTHONY R. BOSCH, 210 University Boulevard, Suite 900, Denver, CO
                  80206, DOB: 1965. Vice President of the Berger Funds (since February 2000). Vice President (since June 1999) and Chief Legal Officer (since August 2000) with Berger LLC. Formerly, Assistant Vice President of Federated Investors, Inc. from December 1996 through May 1999, and Attorney with the U.S. Securities and Exchange Commission (from June 1990 through December 1996).


*        BRIAN S. FERRIE, 210 University Boulevard, Suite 900, Denver, CO 80206,
                  DOB: 1958. Vice President of the Berger Funds since November 1998. Vice President (since February 1997) and Chief Compliance Officer (since August 1994) with Berger LLC. Chief Compliance Officer with Berger Distributors LLC, since May 1996. Formerly, Compliance Officer with United Services Advisor, Inc., from January 1988 to July 1994, and Director of Internal Audit of United Services Funds from January 1987 to July 1994.

*        JOHN PAGANELLI, 210 University Boulevard, Suite 900, Denver, CO 80206,
                  DOB: 1967. Assistant Treasurer of the Berger Funds since November 1998. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger LLC. Formerly, Manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.

*        SUE VREELAND, 210 University Boulevard, Suite 900, Denver, CO 80206,
                  DOB: 1948. Secretary of the Berger Funds (since February
                  2000). Assistant Secretary of Berger LLC and Berger Distributors LLC since June 1999. Formerly, Assistant Secretary of the Janus Funds from March 1994 to May 1999, Assistant Secretary of Janus Distributors, Inc. from June 1995 to May 1997 and Manager of Fund Administration for Janus Capital Corporation from February 1992 to May 1999.

---------------

* Interested person (as defined in the Investment Company Act of 1940) of the Fund and of the Portfolio's Advisor or Sub-Advisor.

                   The trustees of the Trust have adopted a trustee retirement age of 75 years.

TRUSTEE COMPENSATION

                   Officers of the Trust receive no compensation from the Trust. However, trustees of the Trust who are not interested persons of the Portfolio's Advisor or Sub-Advisor, who are also trustees of Worldwide Portfolios, are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Trust nor the trustees receive any form of pension or retirement benefit compensation from the Trust.

                   Set forth below is information regarding compensation paid or accrued during the fiscal year ended September 30, 2000, for each trustee of the Trust and of the other Berger Funds.



                                                                                                AGGREGATE
                                                                    AGGREGATE                  COMPENSATION
                                                                  COMPENSATION                     FROM
                NAME AND POSITION WITH                                FROM                      ALL BERGER
                     BERGER FUNDS                                  THE FUND(1)                   FUNDS(2)
---------------------------------------------------------- ---------------------------- ----------------------------

Dennis E. Baldwin(3)                                                 $ 2,365                     $ 46,945

Louis R. Bindner(3)                                                  $ 2,365                     $ 46,945

Katherine A. Cattanach(3)                                            $ 2,365                     $ 46,945

Paul R. Knapp(3)                                                     $ 2,365                     $ 46,945

Harry T. Lewis(3)                                                    $ 2,365                     $ 46,945

Michael Owen(3)                                                      $ 2,869                     $ 57,000

William Sinclaire (3)                                                $ 2.307                     $ 45,745

Jack R. Thompson(3),(4),(5)                                          $     0                     $      0


(1) Trustee compensation is paid by Worldwide Portfolios to its trustees and borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.


(2) Includes the Berger Growth Fund, the Berger Large Cap Growth Fund, the Berger Investment Portfolio Trust (seven series), the Berger Institutional Products Trust (five series), the Berger Worldwide Portfolios Trust (one series), the Berger Worldwide Funds Trust (three series) and the Berger Omni Investment Trust (one series). Aggregate compensation figures do not include the first-year estimates for any Fund in existence for less than one year. Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $17,939; Louis R. Bindner $14,239; Katherine A. Cattanach $46,875; Michael Owen $1,125; William Sinclaire $45,675.


(3) Director of Berger Growth Fund and Berger Large Cap Growth Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Funds Trust, Berger Worldwide Portfolios Trust and Berger Omni Investment Trust.

(4) Interested person of Berger LLC.


(5) President of Berger Growth Fund, Berger Large Cap Growth Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger Worldwide Portfolios Trust, Berger Worldwide Funds Trust and Berger Omni Investment Trust.




                   Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Berger Worldwide Portfolios Trust. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustees for this purpose. Pursuant to an SEC exemptive order, Worldwide Portfolios is permitted to purchase shares of the designated funds in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. Worldwide Portfolios' obligation to make payments of deferred fees under the plan is a general obligation of Worldwide Portfolios.

                   As of December 29, 2000, the current officers and trustees of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund and the Trust.

4.                 INVESTMENT ADVISOR AND SUB-ADVISOR

BERGER LLC - INVESTMENT ADVISOR

                   The investment advisor to the Portfolio is Berger LLC (the "Advisor"), 210 University Boulevard, Denver, CO 80206. The Advisor oversees, evaluates and monitors the investment advisory services provided to the Portfolio by the Portfolio's Sub-Advisor and is responsible for furnishing general business management and administrative services to the Portfolio.


                   Berger LLC is a Nevada Limited Liability Company, and has been in the investment advisory business for 26 years. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $7.2 billion as of December 31, 2000. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 80% of Berger LLC, and is an indirect subsidiary of Stilwell Financial, Inc. ("Stilwell Financial"), a publicly traded company. Stilwell also owns approximately 32% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Fund's sub-transfer agent. DST, in turn, owns 100% of DST Securities, a registered broker-dealer.


                   Stilwell Financial was previously a wholly-owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). On July 12, 2000, KCSI completed a separation of its transportation and financial services segments through a dividend of stock of Stilwell Financial. On that date, KCSI shareholders received two shares of Stilwell Financial for every KCSI share held as of June 28, 2000. The separation resulted in no change in the management or control of the Fund or the Advisor to the Fund.

BBOI WORLDWIDE LLC - INVESTMENT ADVISOR


                  Prior to May 12, 2000, BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Blvd., Suite 700, Denver, CO 80206, a joint venture between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited (BIAM), served as advisor and administrator to the Portfolio. Effective May 12, 2000, the Berger International Portfolio entered into a new advisory agreement with Berger LLC replacing BBOI Worldwide LLC as the Fund's investment advisor and administrator, and BBOI was subsequently dissolved. Berger LLC is responsible for overseeing, evaluating and monitoring the investment advisory services provided by BIAM as sub-advisor.

SUB-ADVISOR


                   As permitted in its Investment Advisory Agreement with the Portfolio, the Advisor has delegated day-to-day portfolio management responsibility to Bank of Ireland Asset Management (U.S.) Limited (the "Sub-Advisor" or "BIAM"). As Sub-Advisor, BIAM manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees of Worldwide Portfolios. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 75 Holly Hill Lane, Greenwich CT 06830. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM which serves primarily institutional clients in the United States and Canada. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $46 billion as of September 30, 2000.


                   Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Portfolio. Federal law prohibits BIAM, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Portfolio, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bank of Ireland or its affiliates.

INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

                   Under the Investment Advisory Agreement between the Advisor and Berger Worldwide Portfolios Trust with respect to the Portfolio, the Advisor oversees, evaluates and monitors the investment advisory services provided to the Portfolio by the Sub-Advisor and is responsible for furnishing general business management and administrative services to the Portfolio. Under the Investment Advisory Agreement for the Portfolio, the Advisor is compensated for its services to the Portfolio by the payment of a fee in accordance with the following schedule:

                                                   Average Daily Net Assets                        Annual Rate
     Berger International Portfolio                   First $500 million                                .85%
                                                       Next $500 million                                .80%
                                                        Over $1 billion                                 .75%


                   The following schedule reflects the advisory fees charged to the Portfolio for the fiscal year ended September 30, 2000:



                      FUND                                        ADVISOR                    INVESTMENT ADVISORY FEE
-------------------------------------------------- --------------------------------------- -----------------------------
Berger International Portfolio                     Berger LLC                                         0.88%


                   The Fund bears a pro rata portion of the fee paid by the Portfolio to the Advisor. The Investment Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

                   Under a written agreement, the Portfolio's Advisor waives its investment advisory fee to the extent that the Portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. The agreement may not be terminated without the prior written consent of the Portfolio by a vote of its Board of Trustees. Any such reduction in the advisory fee paid by the Portfolio will also reduce the pro rata share of the advisory fee borne indirectly by the Fund.

                   The Investment Advisory Agreement will continue in effect until April 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the trustees of Worldwide Portfolios who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Portfolio or the Advisor. The Agreement is subject to termination by the Portfolio or the Advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

                   Under the Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Advisor has delegated day-to-day portfolio management responsibility to the Sub-Advisor. The Sub-Advisor manages the investments in the Portfolio and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees of Worldwide Portfolios. The Portfolio pays no fees directly to the Sub-Advisor. The Sub-Advisor will receive from the Advisor a fee at the annual rate of 0.45% of the average daily net assets of the Portfolio. During certain periods, the Sub-Advisor may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Portfolio to the Advisor. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.


                   The Sub-Advisory Agreement will continue in effect until the last day of April 2001, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the trustees of Worldwide Portfolios who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Portfolio or the Advisor or the Sub-Advisor. The Sub-Advisory Agreement is subject to termination by the Portfolio, the Advisor or the Sub-Advisor on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.


TRADE ALLOCATIONS

                   Investment decisions for the Portfolio and other accounts advised by the Sub-Advisor are made independently with a view to achieving each of their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. However, certain investment decisions may be appropriate for the Portfolio and one or more such accounts. If the Portfolio and other accounts advised by the Sub-Advisor are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions averaged as to price and allocated equitably to the Portfolio and each participating account pursuant to procedures adopted by the Portfolio's sub-advisor. While in some cases, this policy might adversely affect the price paid or received by the Portfolio or other participating accounts, or the size of the position obtained or liquidated, the Sub-Advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

                  Berger LLC, the Berger Funds and Berger Distributors LLC each permits its directors, officers and employees to purchase and sell securities for their own accounts in accordance with a policy regarding personal investing in each of the Codes of Ethics for Berger LLC, the Berger Funds and Berger Distributors LLC. The policy requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or Berger LLC's other advisory clients. Directors and officers of Berger LLC and Berger Distributors LLC, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.


                  In addition to the pre-clearance requirements described above for Berger LLC and Berger Distributors LLC, the policy subjects directors and officers of Berger LLC, the Berger Funds and Berger Distributors LLC, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by Berger LLC and the provisions of the policy are subject to interpretation by and exceptions authorized by its management.


                  BIAM has adopted a Code of Ethics which restricts its officers, employees and other staff from personal trading in specified circumstances, including among others prohibiting participation in initial public offerings, prohibiting dealing in a security for the seven days before and after any trade in that security on behalf of clients, prohibiting trading in a security while an order is pending for any client on that same security, and requiring profits from short-term trading in securities (purchase and sale within a 60-day period) to be forfeited. In addition, staff of BIAM must report all of their personal holdings in securities annually and must disclose their holdings in any private company if an investment in that same company is being considered for clients. Staff of BIAM are required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics and must instruct their broker to provide BIAM with duplicate confirmations of all such personal trades.

5.                 EXPENSES OF THE FUND

                   The Fund is allocated and bears indirectly its pro rata share of the aggregate annual operating expenses of the Portfolio, since all of the investable assets of the Fund are invested in the Portfolio. Expenses of the Portfolio include, among others, its pro rata share of the expenses of Worldwide Portfolios of which the Portfolio is a series, such as: expenses of registering Worldwide Portfolios with securities authorities; the compensation of its Independent Trustees; expenses of preparing reports to investors and to governmental offices and commissions; expenses of meetings of investors and trustees of Worldwide Portfolios; legal fees; and insurance premiums of Worldwide Portfolios. Expenses of the Portfolio also include, among others, the fees payable to the Advisor under the Investment Advisory Agreement; expenses connected with the execution of portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities (which are considered a cost of securities of the Portfolio); custodian fees; auditors' fees; interest and taxes imposed on the Portfolio; transfer agent, recordkeeping and pricing agent fees; and such other non-recurring and extraordinary items as may arise from time to time.

                   Under a written agreement, the Portfolio's Advisor waives its investment advisory fee to the extent that the Portfolio's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.00% of the Portfolio's average daily net assets for that fiscal year. The agreement may not be terminated without the prior written consent of the Portfolio by a vote of its Board of Trustees. Any such reduction in the advisory fee paid by the Portfolio will also reduce the pro rata share of the advisory fee borne indirectly by the Fund.

                   Expenses of the Fund include, among others, its pro rata share of the expenses of the Trust, such as expenses of meetings of the shareholders of the Trust. Expenses of the Fund also include, among others, taxes imposed on the Fund; the fee payable to the Advisor under the Administrative Services Agreement; and such other non-recurring and extraordinary items as may arise from time to time.


Service Arrangements for the Fund

                  Under an Administrative Services Agreement with the Fund, Berger LLC serves as the administrator of the Fund. In this capacity, it is responsible for administering and managing all aspects of the Fund's day-to-day operations, subject to the oversight of the trustees of the Fund. Berger is responsible, at its expense, for furnishing (or procuring other parties to furnish) all administrative services reasonably necessary for the operation of the Fund, including recordkeeping and pricing services, custodian services, transfer agency and dividend disbursing services, tax and audit services, insurance, printing and mailing to shareholders of prospectuses and other required communications, and certain other administrative and recordkeeping services, such as coordinating matters relating to the operations of the Fund, monitoring the Fund's status as a "regulated investment company" under the Internal Revenue Code, coordinating registration of sufficient Fund shares under federal and state securities laws, arranging for and supervising the preparation of registration statements, tax returns, proxy materials, financial statements and reports for filing with regulatory authorities and distribution to shareholders of the Fund. Under the Administrative Services Agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of (i) 0.10% of its average daily net assets, or (ii) Berger's annual cost to provide or procure these services (including the fees of any services providers whose services are procured by Berger), plus an additional 0.01% of the Fund's average daily net assets. The trustees of the Fund regularly review amounts paid to and expenditures incurred pursuant to the Administrative Services Agreement. In addition, in the event that Berger's duties under the Administrative Services Agreement are delegated to another party, Berger may take into account, in calculating the cost of such services, only the costs incurred by such other party in discharging the delegated duties. Prior to May 12, 2000 BBOI Worldwide served as the Fund's administrator, in which capacity it was responsible for providing these services.

                  Also prior to May 12, 2000, under a Sub-Administration Agreement then in effect between BBOI Worldwide and Berger LLC, Berger was delegated the responsibility to perform certain of the administrative and recordkeeping services required under the Administrative Services Agreement and to procure, at BBOI Worldwide's expense, third parties to provide the services not provided by Berger LLC. Under the Sub-Administration Agreement, Berger LLC was paid a fee of 0.25% of the Fund's average daily net assets for its services. During certain periods, Berger LLC voluntarily waived all or a portion of its fee, which did not affect the fee paid by the Fund to BBOI Worldwide.

                   The Fund and/or its Advisor may enter into arrangements with certain brokerage firms and other companies (such as recordkeepers and administrators) to provide administrative services (such as sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services) to investors purchasing shares of the Fund through those firms or companies. The Fund's Advisor may pay fees to these companies for their services. These companies may also be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.


                  State Street Bank and Trust Company ("State Street"), 801 Pennsylvania, Kansas City, MO 64105, has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the daily net asset value of the Fund, and to perform certain accounting and recordkeeping functions that it requires. In addition, State Street has been appointed to serve as the Portfolio's custodian. The Fund has appointed DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, MO 64121, as its transfer agent and dividend disbursing agent. Approximately 32% of the outstanding shares of DST are owned by Stilwell. The fees of Berger LLC, State Street and DST are all paid by the Advisor.


Service Arrangements for the Portfolio

                   Under the Investment Advisory Agreement between the Advisor and the Portfolio, in addition to providing advisory services, the Advisor is responsible for providing or arranging for all managerial and administrative services necessary for the operations of the Portfolio. The Advisor is responsible for providing certain of these services at its own expense, such as compliance monitoring and preparing investor communications, which have been delegated to Berger LLC as part of the Sub-Administration Agreement discussed above. Other services are procured from third party service providers at the Portfolio's own expense, such as custody, recordkeeping and pricing services. Prior to May 12, 2000, BBOI Worldwide served as the Fund's Administrator, in which capacity it was responsible for providing these services. The Portfolio has appointed State Street as recordkeeping and pricing agent to calculate the daily net asset value of the Portfolio and to perform certain accounting and recordkeeping functions required by the Portfolio. In addition, the Portfolio has appointed State Street as its custodian. The Portfolio has appointed DST to serve as its transfer agent. For custodian, recordkeeping and pricing services, the Portfolio pays fees directly to State Street based on a percentage of its net assets, subject to certain minimums, and reimburses State Street for certain out-of-pocket expenses.

                   The following table shows the total dollar amounts of advisory fees paid by the Portfolio to Berger LLC or BBOI Worldwide for the periods indicated and the amount of such fees waived on account of excess expenses under applicable expense limitations. The investment advisory fee is paid by the Portfolio and is borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.

                         Berger International Portfolio



Fiscal Year Ended              Investment(1)                Advisory Fee                TOTAL
September 30,                  Advisory Fee                 Waiver
------------------------------ ---------------------------- --------------------------- ----------------------------

2000                           $2,816,000                   $   0                       $2,816,000(2)

1999                           $2,010,000                   $(17,000)                   $1,993,000

1998                           $1,531,000                   $(61,000)                   $1,470,000




(1) Advisory fees prior to May 12, 2000 were paid to BBOI Worldwide.

(2) Under the investment advisory agreement in effect prior to May 12, 2000, the Portfolio paid an advisory fee totaling $1,715,000 at an annual rate of 0.90% of its average daily net assets to BBOI Worldwide. Effective May 12, 2000, the investment advisory fee charged to the Portfolio by Berger LLC was reduced to 0.85% of the first $500 million of average net assets; 0.80% on the next $500 million of average net assets; and 0.75% of average net assets exceeding $1 billion.


                   In addition, the Fund paid Berger LLC or BBOI Worldwide the following amounts for its services under the Administrative Services Agreement.

                         Berger International CORE Fund



Fiscal Year Ended September 30,                        Administrative Service Fee(1)
------------------------------------------------------ ------------------------------------------------------------

2000                                                   $ 109,000(2)

1999                                                   $ 111,000

1998                                                   $ 114,000

(1) Administrative service fees prior to May 12, 2000 were paid to BBOI
Worldwide.

(2)Under the administrative services agreement in effect prior May 12, 2000, the Fund paid to BBOI Worldwide an administrative services fee totaling $77,000.


                   All of State Street's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances maintained with it as custodian. Earnings credits received by the Portfolio are disclosed on the Portfolio's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

Other Expense Information

                   The trustees of Worldwide Portfolios have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Portfolio would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

Distributor

                   The distributor (principal underwriter) of the Fund's shares is Berger Distributors LLC (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger LLC for its costs in distributing the Fund's shares.

6.                BROKERAGE POLICY

                  Although the Portfolio retains full control over its own investment policies, the Sub-Advisor is authorized to place the portfolio transactions of the Portfolio. A report on the placement of brokerage business is given to the trustees of Worldwide Portfolios every quarter, indicating the brokers with whom portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Portfolio during the past two fiscal years were as follows:

                              BROKERAGE COMMISSIONS



                                        Fiscal Year Ended      Fiscal Year Ended       Fiscal Year Ended
                                        September 30, 2000     September 30, 1999      September 30, 1998
                                        ------------------     ------------------      ------------------

BERGER INTERNATIONAL PORTFOLIO(1)           $244,000                  $155,000              $225,000

(1) These are brokerage commissions paid by the Portfolio in which all the Fund's investable assets are invested. Commissions paid the Portfolio are borne indirectly pro rata by the Fund and the other mutual funds invested in the Portfolio.


                  The Investment Advisory Agreement that the Portfolio has with the Advisor and the Sub-Advisory Agreement between the Advisor and the Sub-Advisor authorizes and directs portfolio transactions for the Portfolio to be placed only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, the Sub-Advisor is specifically authorized to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisor.

                  In accordance with these provisions, the Sub-Advisor may place portfolio brokerage business of the Portfolio with brokers who provide useful research services to the Sub-Advisor. Such services could include computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, broker and other third-party equity research, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services.

                  Any brokerage and research services the Sub-Advisor may receive from brokers could be helpful to the Sub-Advisor in performing its investment advisory responsibilities to the Portfolio, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of the Sub-Advisor's advisory personnel to analyze and evaluate the securities in which the Portfolio invests. Any brokerage and research services obtained as a result of the Portfolio's brokerage business may also be useful to the Sub-Advisor in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by the Sub-Advisor in rendering investment advice to the Portfolio. Although such brokerage and research services may be deemed to be of value to the Sub-Advisor, they are not expected to decrease the expenses that the Sub-Advisor would otherwise incur in performing its investment advisory services for the Portfolio nor will the fee that is received by the Sub-Advisor from the Advisor or the advisory fee received by the Advisor from the Portfolio be reduced as a result of the availability of such brokerage and research services from brokers.

                  If the Sub-Advisor determines that any such brokerage or research service has a mixed use, such that it also serves functions that do not assist the Sub-Advisor in the investment decision-making process or otherwise benefits the Portfolio or the Fund, the Sub-Advisor may allocate the costs of such service accordingly. Only that portion of the service that the Sub-Advisor determines will assist it in the investment decision-making process or will otherwise benefit the Portfolio or the Fund may be paid for by the placement of the Portfolio's brokerage business. The decision whether and how to allocate the costs of such service presents a conflict of interest for the Sub-Advisor.

                  The trustees of Worldwide Portfolios have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Portfolio would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger LLC due to the ownership interest of Stilwell in both DST and Berger LLC.

                  The Portfolio's Sub-Advisor places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research; coverage of major companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the Sub-Advisor and its clients; and knowledge of other buyers and sellers. The Sub-Advisor selects the broker for each order based on the factors above, as well as the size, difficulty, and other characteristics of the order. The trustees of the Fund have also authorized sales of shares of the Fund by a broker-dealer and the recommendations of a broker-dealer to its customers that they purchase Fund shares to be considered as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Sub-Advisor may also consider payments made by brokers to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the Sub-Advisor will seek the best execution of each transaction.


7.                PURCHASE AND REDEMPTION OF SHARES

                  Minimum Initial Investment                        $250,000.00


                  Shares in the Fund may be purchased at the relevant net asset value without a sales charge. The minimum initial investment for shares of the Fund is $250,000. To purchase shares in the Fund, simply complete the application form enclosed with the Prospectus and mail it to the Fund in care of DST Systems, Inc., the Fund's transfer agent, as follows:

                  Berger Funds
                  P.O. Box 219958
                  Kansas City, MO  64121

                  Payment for shares purchased may be made by wire, electronic funds transfer or mail. All purchase orders are effected at the relevant net asset value per share of the Fund next determined after receipt of the purchase order, completed application and payment. A purchase order, together with payment in proper form, received by the Fund, its authorized agent or designee prior to the close of the New York Stock Exchange (the "Exchange") on a day the Fund is open for business will be effected at that day's net asset value. An order received after that time will be effected at the net asset value determined on the next business day.

                  Additional investments may be made at any time by telephone or by mail at the relevant net asset value by calling or writing the Fund and making payment by wire or electronic funds transfer as outlined above.

                  In addition, Fund shares may be purchased through certain organizations which make available investment accounts, programs or pension or retirement plans. These organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Fund and may impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will apply to an investor who purchases the Fund shares directly from the Fund.

                  Procedures for purchasing, selling (redeeming) and exchanging Fund shares by telephone are described in the Prospectus. The Fund may terminate or modify those procedures and related requirements at any time, although shareholders of the Fund will be given notice of any termination or material modification. Berger LLC may, at its own risk, waive certain of those procedures and related requirements.

8.                HOW THE NET ASSET VALUE IS DETERMINED

                  The net asset value of the Fund is determined once daily, at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Fund is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of the Fund is determined by dividing the total value of its assets, less liabilities, by the total number of shares outstanding. Since the Fund invests all of its investable assets in the Portfolio, the value of the Fund's investable assets will be equal to the value of its beneficial interest in the Portfolio.

                  The Portfolio's securities and other assets are valued as follows: securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by the Portfolio will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

                  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of the Portfolio are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

                  The Portfolio's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

9.                INCOME DIVIDENDS, CAPITAL GAINS
                  DISTRIBUTIONS AND TAX TREATMENT

                  This discussion summarizes certain federal income tax issues relating to the Fund and the Portfolio. As a summary, it is not an exhaustive discussion of all possible tax ramifications. Accordingly, shareholders are urged to consult with their tax advisors with respect to their particular tax consequences.

                  TAX STATUS OF THE FUND AND THE PORTFOLIO. If the Fund meets certain investment and distribution requirements, it will be treated as a "regulated investment company" (a "RIC") under the Internal Revenue Code and will not be subject to federal income tax on earnings that it distributes in a timely manner to shareholders. It also may be subject to an excise tax on undistributed income if it does not meet certain timing requirements for distributions. The Fund intends to qualify as a RIC annually and to make timely distributions in order to avoid income and excise tax liabilities.

                  The Trust anticipates that (1) the Portfolio will be treated for federal income tax purposes as a partnership, and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in the Portfolio, will be deemed to own an allocable share of the Portfolio's assets and will be deemed to be entitled to the Portfolio's income or loss attributable to that share. The Portfolio has advised the Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

                  TAX ON FUND DISTRIBUTIONS. With certain exceptions provided by law, the Fund will report annually to the Internal Revenue Service and to each shareholder information about the tax treatment of the shareholder's distributions. Dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, will be treated as ordinary income to the shareholders. Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will be taxable to the shareholders, but the rate of tax will vary depending upon the Fund's holding periods in the assets whose sale resulted in the capital gain. Dividends and distributions that are declared in October, November or December but not distributed until the following January will be considered to be received by the shareholders on December 31.

                  In general, net capital gains from assets held by the Fund for more than 12 months will be subject to a maximum tax rate of 20% and net capital gains from assets held for 12 months or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates, regardless of how long a shareholder has held Fund shares.

                  If the Fund's distributions for a taxable year exceeds its tax earnings and profits available for distribution, all or a portion of its distributions may be treated as a return of capital. To the extent a distribution is treated as a return of capital, a shareholder's basis in his or her Fund shares will be reduced by that amount.

                  Under the Internal Revenue Code, gains recognized by the Portfolio upon a disposition of assets contributed in-kind to it by the Fund will be specially allocated to the Fund and not to other investors in the Portfolio to the extent of the unrealized appreciation in those assets at the time of their transfer. As a result, shareholders of the Fund may receive distributions of a greater amount of gains than if the Portfolio had purchased those assets in the open market upon commencement of Fund operations or in a transaction that did not involve contributions of assets in-kind.

                  If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service is unable to deliver checks to the shareholder's address of record, or if a shareholder's checks remain uncashed for six months, the Fund reserves the right to reinvest the amount distributed in shares of the applicable Fund at the NAV next computed after the check is cancelled, and to convert the shareholder's distribution option from receiving cash to having all dividend and other distributions reinvested in additional shares. In addition, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


                  Additionally, the Funds reserve the right to reinvest distributions of less than $10 in shares of the applicable Fund at the next computed NAV.


                  TAX ON REDEMPTIONS OF FUND SHARES. Shareholders may be subject to tax on the redemption of their Fund shares. In general, redemptions may give rise to a capital gain or loss, the treatment of which will depend on the shareholder's holding period in the Fund shares. Tax laws may prevent the deduction of a loss on the sale of Fund shares if the shareholder reinvests in the Fund shortly before or after the sale giving rise to the loss. Any loss on the redemption or other sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares.

                  INCOME FROM FOREIGN SOURCES. Dividends and interest received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries, although these taxes may be reduced by applicable tax treaties. Foreign taxes will generally be treated as expenses of the Fund, unless the Fund has more than 50% of its assets invested in foreign corporate securities at the end of the Fund's taxable year. In that case, if the Fund makes an election, shareholders of the Fund may be able to deduct (as an itemized deduction) or claim a foreign tax credit for their share of foreign taxes, subject to limitations prescribed in the tax law.

                  If the Portfolio invests in a foreign corporation that is a passive foreign investment company (a "PFIC"), special rules apply that may affect the tax treatment of gains from the sale of the stock and may cause the Portfolio to incur tax and IRS interest charges. However, the Portfolio may be eligible to elect one of two alternative tax treatments with respect to PFIC shares which would avoid these taxes and charges, but also may affect, among other things, the amount and character of gain or loss and the timing of the recognition of income with respect to PFIC shares. Accordingly, the amounts, character and timing of income distributed to shareholders of the Portfolio holding PFIC shares may differ substantially as compared to a fund that did not invest in PFIC shares.

                  INCOME FROM CERTAIN TRANSACTIONS. Some or all of the Portfolio's investments may include transactions that are subject to special tax rules. Gains or losses attributable to transactions in foreign currency may be treated as ordinary income or loss. Investment in certain financial instruments, such as options, futures contracts and forward contracts, may require annual recognition of unrealized gains and losses. Transactions that are treated as "straddles" may affect the character and/or timing of other gains and losses of the Portfolio. If the Portfolio enters into a transaction (such as a "short sale against the box") that reduces the risk of loss on an appreciated financial position that it already holds, the entry into the transaction may constitute a constructive sale and require immediate recognition of gain.

                  BACKUP WITHHOLDING. In general, if a shareholder is subject to backup withholding, the Fund will be required to withhold federal income tax at a rate of 31% from distributions to that shareholder. These payments are creditable against the shareholder's federal income tax liability.

                  FOREIGN SHAREHOLDERS. Foreign shareholders of the Fund generally will be subject to a 30% U.S. withholding tax on dividends paid by the Fund from ordinary income and short-term capital gain, although the rate may be reduced by a tax treaty. If a foreign shareholder dies while owning Fund shares, those shares may be subject to U.S. estate taxes.

                  TAX STATUS OF THE BERGER INTERNATIONAL PORTFOLIO. The Berger International Portfolio, in which the Berger International CORE fund invests all of its investable assets, has in previous years been classified as a partnership for U.S. federal income tax purposes, and it intends to retain that classification. The Berger International CORE Fund is treated for various federal tax purposes as owning an allocable share of the Portfolio's assets and will be allocated a share of the Portfolio's income, gain and loss.

10.               SUSPENSION OF REDEMPTION RIGHTS

                  The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

                  The Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The redeeming shareholder may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8.

11.               PLANS AND PROGRAMS

                  The Fund offers several tax-qualified retirement plans for individuals, businesses and nonprofit organizations. For information about establishing a Berger Funds IRA, Roth IRA, profit-sharing or money purchase pension plan, 403(b) Custodial Account, SEP-IRA, SIMPLE IRA account or other retirement plans, please call 1-800-259-2820 or write to The Berger Funds c/o Berger LLC, P.O. Box 5005, Denver, CO 80217. Trustees for existing 401(k) or other plans interested in using Fund shares as an investment or investment alternative in their plans are invited to call the Fund at 1-800-259-2820.

                  The Fund also offers a systematic withdrawal plan. Forms to open such an account may be obtained by writing to the Fund, c/o DST Systems, Inc., P.O. Box 219958, Kansas City, MO 64121, or call 1-800-960-8427.

12.               EXCHANGE PRIVILEGE

                  Any shareholder may exchange any or all of the shareholder's shares in the Fund, subject to stated minimums, for shares of any of the other publicly available Berger Funds, without charge, after receiving a current prospectus of the other Berger Fund. Exchanges into or out of the Fund are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for federal income tax purposes. An exchange of shares may be made by written request directed to the Fund, in care of DST Systems, Inc., or simply by telephoning the Fund at 1-800-960-8427. This privilege is revocable by the Fund, and is not available in any state in which the shares of the Berger Fund being acquired in the exchange are not eligible for sale. Shareholders automatically have telephone privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.               PERFORMANCE INFORMATION

                  From time to time in advertisements, the Fund may discuss its performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Fund may compare its performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Nasdaq Composite Index, or more narrowly-based or blended indices which reflect the market sectors in which the Fund invests.

                  The total return of the Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

                  The Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in the Fund. Because average annual total returns for more than one year tend to smooth out variations in the Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

                  All performance figures for the Fund are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 3, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

                  The Portfolio commenced operations in October 1996, upon the transfer to the Portfolio of assets held in a pooled trust (the "Pool") maintained by Citizens Bank New Hampshire, for which BIAM has provided day-to-day portfolio management as sub-advisor since the inception of the Pool. At that time, BIAM's bank holding company parent indirectly owned a 23.5% interest in the parent of Citizens Bank New Hampshire. The investment objective, policies, limitations, guidelines and strategies of the Pool were materially equivalent to those of the Fund and the Portfolio. Assets from the Pool were transferred on October 11, 1996, to a separate "feeder" fund investing in the Portfolio which, in turn, transferred those assets to the Portfolio in exchange for an interest in the Portfolio. As a result of this transaction, the investment holdings in the Portfolio (in which the Fund invests all of its investable assets) were the same as the investment holdings in the portfolio of the Pool immediately prior to the transfer, except for the seed capital provided by Berger LLC.

                  The Pool was not a registered investment company since it was exempt from registration under the Investment Company Act of 1940. Since, in a practical sense, the Pool constitutes the "predecessor" of the Portfolio, the Fund calculates its performance for periods commencing prior to the transfer of the Pool's assets to the Portfolio by including the Pool's total return, adjusted at the time of the transfer to reflect any anticipated increase in fees and expenses for the Fund (that is, adjusted to reflect any anticipated increase in expenses, including the Fund's pro rata share of the aggregate annual operating expenses, net of fee waivers, of the Portfolio in which all of the investable assets of the Fund are invested).


                  For the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2000, and for the period from July 31, 1989 (inception of the Pool) through September 30, 2000, the average annual total returns for the Fund were 10.40%, 9.92%, 11.67%, 13.57% and 12.86%, respectively.


14.               ADDITIONAL INFORMATION

BERGER WORLDWIDE FUNDS TRUST AND THE FUND

                  The Trust is a Delaware business trust organized on May 31, 1996. The Fund was established on May 31, 1996, as a series of the Trust. The name "Berger International CORE Fund(R)" was registered as a service mark in September 1998.

                  The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising the Fund is one of three series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Fund are fully paid and non-assessable when issued. Each share has a par value of $.01. All shares issued by the Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

                  Under Delaware law, shareholders of the Trust will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the shareholders of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

                  In order to protect shareholders from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any shareholder by reason of being or having been a shareholder, and that the Trust shall, upon request, assume the defense of any such claim made against such shareholder for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

                  As a result, the risk of a Berger International CORE Fund shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders of the Fund is remote. The trustees intend to conduct the operations of the Trust and the Fund so as to avoid, to the extent possible, liability of shareholders for liabilities of the Trust or the Fund.

BERGER WORLDWIDE PORTFOLIOS TRUST AND THE PORTFOLIO

                  Worldwide Portfolios is also a Delaware business trust organized on May 31, 1996. The Portfolio was established on May 31, 1996, as a series of Worldwide Portfolios. The Portfolio commenced operations upon the transfer to the Portfolio of assets held in a pooled trust. See Section 13-Performance Information above for additional information on the asset transfer.

                  Worldwide Portfolios is authorized to sell unlimited interests in series or portfolios. Currently, the series comprising the Portfolio is the only series established under Worldwide Portfolios, although others may be added in the future. The Delaware law information set forth above with respect to the Trust also applies to Worldwide Portfolios and investors in the Portfolio. Each investor in the Portfolio, including the Fund, is entitled to a vote in proportion to the amount of its investment in the Portfolio.

CORPORATE GOVERNANCE AND OTHER INFORMATION

                  The Fund is not required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees. If shareholders owning at least 10% of the outstanding shares of the Trust so request, a special shareholders' meeting of the Trust will be held for the purpose of considering the removal of a trustee. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Trust will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a trustee.

                  Shareholders of the Fund and, where applicable, the other series of the Trust, generally vote separately on matters relating to those respective series, although they vote together and with the holders of any other series of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of the Fund has one vote.

                  Shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees.

                  Shares of the Fund have no preemptive rights. There are no sinking funds or arrearage provisions which may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights. Shares of the Fund may be transferred by endorsement, or other customary methods, but the Fund is not bound to recognize any transfer until it is recorded on its books.

                  Under governing corporate law, the Fund may enter into a variety of corporate transactions, such as reorganizations, conversions, mergers and asset transfers, or may be liquidated. Any such transaction would be subject to a determination from the trustees that the transaction was in the best interests of the Fund and its shareholders, and may require obtaining shareholder approval.

MORE INFORMATION ON SPECIAL FUND STRUCTURE

                  MASTER/FEEDER. Unlike other mutual funds that directly acquire and manage their own portfolios of securities, the Fund (referred to as a feeder fund) seeks to achieve its investment objective by investing all of its investable assets in the Berger International Portfolio (referred to as a master fund). This two-tier structure is commonly known as a master/feeder. The Fund has the same investment objective and policies as the Portfolio. The Fund will invest only in the Portfolio, and the Fund's shareholders will therefore acquire only an indirect interest in the investments of the Portfolio. The master/feeder fund structure is still relatively new and lacks a substantial history.

                  In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors (that is, other feeder funds). Such investors will invest in the Portfolio on the same terms and conditions and will pay their proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to issue their shares at the same public offering price as the Fund due to potential differences in expense structures. Accordingly, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are common in this type of mutual fund structure and are also present in other mutual fund structures. Information concerning other investors in the Portfolio (for example, other feeder funds) is available from the Fund at 1-800-259-2820. Currently, there are two other feeder funds that also invest all of their investable assets in the Portfolio: the International Equity Fund (designed for eligible trusts or bank trust departments), which has a minimum balance requirement of $1,000,000, and the Berger International Fund, which has a minimum balance requirement of $2,000.

                  The investment objective of the Fund may not be changed without the approval of the Fund's shareholders. The investment objective of the Portfolio may not be changed without the approval of the investors in the Portfolio, including the Fund. If the objective of the Portfolio changes and the shareholders of the Fund do not approve a parallel change in the Fund's investment objective, the trustees of the Trust will consider other alternatives, including seeking an alternative investment vehicle or directly retaining the Fund's own investment advisor.

                  Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a larger fund invests or withdraws from the Portfolio, the remaining funds may experience lower or higher pro rata operating expenses. Lower returns could possibly result from a large withdrawal. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Also, a fund with a greater pro rata ownership in the Portfolio could have effective voting control over the operations of the Portfolio.

                  Whenever the Fund is requested to vote as an investor in the Portfolio on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Fund will hold a meeting of its shareholders and will cast all of its votes as an investor in the Portfolio in the same proportion as directed by the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the votes cast by the Fund at the meeting of the Portfolio investors. The percentage of the votes representing the Fund's shareholders who do not vote will be voted by the Fund in the same proportion as the Fund's shareholders who do, in fact, vote.

                  The Fund may withdraw its investment in the Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund to do so. Certain changes in the Portfolio's investment objective, policies and limitations may require the Fund to withdraw its investment in the Portfolio. Upon any such withdrawal, the trustees would consider what action might be taken, including investing the Fund's assets in another pooled investment entity having the same investment objective and policies as the Fund or retaining an investment advisor to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. Any such withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, a distribution in-kind may adversely affect the liquidity of the Fund.

                  The trustees of the Berger Worldwide Funds Trust and the Berger Worldwide Portfolios Trust are the same individuals. A majority of the trustees of each of those Trusts who are not "interested persons" (as defined in the Investment Company Act of 1940) of either Trust have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of both Trusts, up to and including creating a new board of trustees for one or the other of the Trusts.

DISTRIBUTION

                  The Distributor is the principal underwriter of the Fund's shares. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which the Distributor is qualified as a broker-dealer. David J. Schultz, Chief Financial Officer, Assistant Secretary and Treasurer of the Distributor, is also Vice President and Treasurer of the Trust. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Assistant Secretary of the Trust. Brian Ferrie, Vice President and Chief Compliance Officer of the Distributor, is also Vice President of the Trust. Sue Vreeland, Assistant Secretary of the Distributor, is also Secretary of the Trust.

                  The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues until April 30, 2000, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by the Fund or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers the Fund's shares and solicits orders to purchase Fund shares at net asset value.

PRINCIPAL SHAREHOLDERS

                  Insofar as the management of the Fund is aware, as of December 29, 2000, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Fund, except for the following:



OWNER                                                       PERCENTAGE OF THE FUND
----------------------------------------------------------- --------------------------------------------------------

Charles Schwab & Co., Inc.                                  15.74%(1)
101 Montgomery Street
San Francisco, CA 94104

Pell RudmanTrust Co.                                        10.07%(2)
100 Federal Street
Boston, MA  02110

Atlantic Trust Co. NA                                        8.47%(3)
Nominee Account
100 Federal St., Fl. 37
Boston, MA 02110

Bank of New York TTEE                                        6.18%(4)
FBO Smurfit Stone Container
1 Wall Street, Fl 12
New York, NY  10286-0001

Invesco Retirement                                           5.23%
Crowsnest & Co.
FBO RR Donnelley Intl Fund
P.O. Box 1713
Boston, MA  02105-1713

Marshall & Ilsley Trust Co. Tr                               5.23%
BCBSUW
1000 N. Water St. Fl. 14
Milwaukee WI  53202-6648

(1) In addition, Charles Schwab & Co. Inc. holds of record 25,93% of the Berger International Fund, another series of the Trust, which together with its shares of the Fund, constitute 16.32% of the Trust's total outstanding shares.

(2) Constitutes 8.52% of the Trust's total outstanding shares.

(3) Constitutes 7.18% of the Trust's total outstanding shares.

(4) Constitutes 5.23% of the Trust's total outstanding shares.

Any person owning more than 25% of the outstanding securities of the Fund may be deemed to control it.


OTHER INFORMATION

                  The Berger Worldwide Funds Trust has filed with the Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Berger International CORE Fund, of which this SAI is a part. If further information is desired with respect to the Fund or its securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                  Davis, Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, has acted as counsel for the Trust and the Fund.

INDEPENDENT ACCOUNTANTS


                  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, acted as independent accountants for the Fund for the fiscal year ended September 30, 2000. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Fund referenced below under "Financial Information" and assisted the Fund in connection with the preparation of its 1999 income tax return.

                  PricewaterhouseCoopers LLP has been appointed to act as independent accountants for the Fund for the fiscal year ended September 30, 2001. In that capacity, PricewaterhouseCoopers LLP will audit the financial statements of the Fund and assist the Fund in connection with the preparation of its 2000 income tax return.

FINANCIAL INFORMATION


                  The following financial statements are incorporated herein by reference from the Annual Report to Shareholders of the Fund dated September 30, 2000, in each case along with the Report of Independent Accountants thereon dated November 8, 2000:


For the Berger International CORE Fund:


         Statement of Assets and Liabilities as of September 30, 2000.

         Statement of Operations for the Year Ended September 30, 2000.

         Statements of Changes in Net Assets for the Years Ended September 30, 2000 and 1999.

         Notes to Financial Statements, September 30, 2000.

         Financial Highlights for each of the periods indicated



For Berger International Portfolio:


         Schedule of Investments as of September 30, 2000.

         Statement of Assets and Liabilities as of September 30, 2000.

         Statement of Operations for the Year Ended September 30, 2000.

         Statements of Changes in Net Assets for the Years Ended September 30, 2000 and 1999.

         Ratios/Supplementary Data for each of the periods indicated

         Notes to Financial Statements, September 30, 2000.


         The above-referenced Annual Report is enclosed with a copy of this SAI. Additional copies of that Annual Report may be obtained upon request without charge by calling the Fund at 1-800-259-2820.

                                   APPENDIX A


HIGH-YIELD/HIGH RISK CONVERTIBLE BONDS

         The Portfolio may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, the Portfolio will not purchase any security in default at the time of purchase. The Portfolio will not invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

         Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, the Portfolio will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

         Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in the Portfolio's percentage limits for investments rated below investment grade, unless the Portfolio's Sub-Advisor deems such securities to be the equivalent of investment grade. If securities purchased by the Portfolio are downgraded following purchase, or if other circumstances cause the Portfolio to exceed its percentage limits on assets invested in securities rated below investment grade, the trustees of the Portfolio, in consultation with the Portfolio's Sub-Advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

         Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

         Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leverage corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

         Expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

         The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

         Aaa-Debt rated Aaa has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         Aa-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Bbb-Debt rated Bbb is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC and C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

         C1-The rating C1 is reserved for income bonds on which no interest is being paid.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                          BERGER WORLDWIDE FUNDS TRUST

PART C.           OTHER INFORMATION

ITEM 23.          EXHIBITS

                  The Exhibit Index following the signature pages below is incorporated herein by reference.

ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  All of the investable assets of the Registrant are invested as part of a "master/feeder" structure in the Berger International Portfolio (the "Portfolio"), a series of the Berger Worldwide Portfolios Trust ("Worldwide Portfolios"), a Delaware business trust. The Funds of the Registrant are currently the only investors in the Portfolio and the Portfolio is currently the only series of Worldwide Portfolios. Accordingly, 100% of the voting securities of the Portfolio and Worldwide Portfolios are held by the Registrant and therefore, the Portfolio and Worldwide Portfolios may therefore be deemed to be controlled by the Registrant.

ITEM 25.          INDEMNIFICATION

                  Article IX, Section 2 of the Trust Instrument for Berger Worldwide Funds Trust (the "Trust") provides for indemnification of certain persons acting on behalf of the Trust to the fullest extent permitted by the law. In general, trustees, officers, employees and agents will be indemnified against liability and against all expenses incurred by them in connection with any claim, action, suit or proceeding (or settlement thereof) in which they become involved by virtue of their Trust office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust. The Trust also may advance money for these expenses, provided that the trustees, officers, employees or agents undertake to repay the Trust if their conduct is later determined to preclude indemnification. The Trust has the power to purchase insurance on behalf of its trustees, officers, employees and agents, whether or not it would be permitted or required to indemnify them for any such liability under the Trust Instrument or applicable law, and the Trust has purchased and maintains an insurance policy covering such persons against certain liabilities incurred in their official capacities.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

                  The business of Berger LLC, the investment adviser of the Portfolio, is described in the Prospectus under the heading "Organization of the Berger Funds Family -- Investment Managers" and in the Statement of Additional Information in Section 4 which are included in this Registration Statement. Information relating to the business and other connections of the officers and directors of Berger LLC (current and for the past two years) is listed in Schedules A and D of Berger LLC's Form ADV as filed with the Securities and Exchange Commission (File No. 801-9451, dated January 23, 2001), which information from such schedules is incorporated herein by reference.

                  The business of BIAM, the sub-advisor to the Berger International Portfolio, is also described in the Prospectuses and in Section 4 of the Statements of Additional Information. Information relating to the business and other connections of the officers and directors of BIAM (current and for the past two years) is listed in Schedules A and D of BIAM's Form ADV as filed with the Securities and Exchange Commission (File No. 801-29606, dated June 29, 2000), which information from such schedules is incorporated herein by reference.

ITEM 27.          PRINCIPAL UNDERWRITERS

                  (a) Investment companies for which the Funds' principal underwriter also acts as principal underwriter, depositor or investment adviser:

Berger Growth Fund, Inc.
Berger Large Cap Growth Fund, Inc.
Berger Investment Portfolio Trust
--Berger Information Technology Fund
--Berger Small Company Growth Fund
--Berger New Generation Fund
--Berger Balanced Fund
--Berger Select Fund
--Berger Mid Cap Growth Fund
--Berger Mid Cap Value Fund
Berger Omni Investment Trust
--Berger Small Cap Value Fund
Berger Institutional Products Trust
--Berger IPT - Growth Fund
--Berger IPT - Growth and Income Fund
--Berger IPT - Small Company Growth Fund
--Berger IPT - International Fund
--Berger IPT - New Generation Fund
Berger Worldwide Funds Trust
--Berger International Fund
--International Equity Fund
--Berger International CORE Fund

                  (b) For Berger Distributors LLC:


                      Positions and                             Positions and
                      Offices with                              Offices with
        Name           Underwriter                               Registrant
        ----          -------------                             -------------

David G. Mertens      President and CEO                         None

David J. Schultz      Chief  Financial Officer, Assistant       Vice President and Treasurer
                      Secretary and Treasurer

Brian Ferrie          Vice President and Chief Compliance       Vice President
                      Officer

Janice M. Teague      Vice President and Secretary              Vice President and Assistant
                                                                Secretary

Sue Vreeland          Assistant Secretary                       None


                  The principal business address of each of the persons in the table above is 210 University Blvd., Suite 900, Denver, CO 80206.

                  (c) Not applicable.

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS

                  The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

                  (a) Shareholder records are maintained by the Registrant's transfer agent, DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141;

                  (b) Accounting records relating to cash and other money balances; asset, liability, reserve, capital, income and expense accounts; portfolio securities; purchases and sales; and brokerage commissions are maintained by the Registrant's Recordkeeping and Pricing Agent, State Street Bank and Trust Company ("State Street"), 801 Pennsylvania, Kansas City, Missouri 64105. Other records of the Registrant relating to purchases and sales; the Declaration of Trust; minute books and other trust records; brokerage orders; performance information and other records are maintained at the offices of the Registrant at 210 University Boulevard, Suite 900, Denver, Colorado 80206.

                  (c) Certain records relating to day-to-day portfolio management of the Berger International Portfolio are kept at Bank of Ireland Asset Management (U.S.) Limited, 26 Fitzwilliam Street, Dublin 2, Ireland; or at Bank of Ireland Asset Management (U.S.) Limited, 75 Holly Hill Lane, Greenwich, Connecticut 06830.

ITEM 29.          MANAGEMENT SERVICES

                  The Registrant has no management-related service contract which is not discussed in Parts A and B of this form.

ITEM 30.          UNDERTAKINGS

                  Not applicable.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, and State of Colorado, on the 26th day of January, 2001.

                                    BERGER WORLDWIDE FUNDS TRUST
                                    (Registrant)

                                    By: /s/ Jack R. Thompson
                                        ----------------------------------------
                                        Name:  Jack R. Thompson
                                        Title:  President

                  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated for Berger Worldwide Funds Trust and on the dates indicated.

       Signature                       Title                        Date
       ---------                       -----                        ----

/s/  Jack R. Thompson              President (Principal         January 26, 2001
---------------------------        Executive Officer)
Jack R. Thompson                   and Trustee

/s/  David J. Schultz              Vice President and           January 26, 2001
---------------------------        Treasurer (Principal
David J. Schultz                   Financial Officer)

/s/  John Paganelli                Assistant Treasurer          January 26, 2001
---------------------------        (Principal Accounting
John Paganelli                     Officer)

Dennis E. Baldwin                  Trustee                      January 26, 2001
---------------------------
Dennis E. Baldwin *

Louis R. Bindner                   Trustee                      January 26, 2001
---------------------------
Louis R. Bindner *

Katherine A. Cattanach             Trustee                      January 26, 2001
---------------------------
Katherine A. Cattanach *

Paul R. Knapp                      Trustee                      January 26, 2001
---------------------------
Paul R. Knapp *

Harry T. Lewis, Jr.                Trustee                      January 26, 2001
---------------------------
Harry T. Lewis, Jr. *

Michael Owen                       Trustee                      January 26, 2001
---------------------------
Michael Owen *

William Sinclaire                  Trustee                      January 26, 2001
---------------------------
William Sinclaire *

*By: /s/ Jack R. Thompson
     --------------------
     Jack R. Thompson
     Attorney-in-fact

                                   SIGNATURES

                  Berger Worldwide Portfolios Trust has duly caused this Amendment to the Registration Statement on Form N-1A of Berger Worldwide Funds Trust to be signed under the Securities Act of 1933 on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, and State of Colorado, on the 26th day of January, 2001.

                                  BERGER WORLDWIDE PORTFOLIOS TRUST
                                  (Registrant)

                                  By /s/ Jack R. Thompson
                                     -------------------------------------------
                                     Name:  Jack R. Thompson
                                          --------------------------------------
                                     Title:  President
                                           -------------------------------------

                  This Amendment to the Registration Statement of Berger Worldwide Funds Trust has been signed below under the Securities Act of 1933 by the following persons in the capacities indicated for Berger Worldwide Portfolios Trust and on the dates indicated.

       Signature                       Title                        Date
       ---------                       -----                        ----

/s/  Jack R. Thompson               President (Principal        January 26, 2001
------------------------------      Executive Officer)
Jack R. Thompson                    and Trustee


/s/  David J. Schultz               Vice President and          January 26, 2001
------------------------------      Treasurer (Principal
David J. Schultz                    Financial Officer)


/s/  John Paganelli                 Assistant Treasurer         January 26, 2001
------------------------------      (Principal Accounting
John Paganelli                      Officer)

Dennis E. Baldwin*                  Trustee                     January 26, 2001
------------------------------
Dennis E. Baldwin

Louis R. Bindner*                   Trustee                     January 26, 2001
------------------------------
Louis R. Bindner

Katherine A. Cattanach*             Trustee                     January 26, 2001
------------------------------
Katherine A. Cattanach

Paul R. Knapp*                      Trustee                     January 26, 2001
------------------------------
Paul R. Knapp

Harry T. Lewis, Jr.*                Trustee                     January 26, 2001
------------------------------
Harry T. Lewis, Jr.


Michael Owen*                       Trustee                     January 26, 2001
------------------------------
Michael Owen

William Sinclaire*                  Trustee                     January 26, 2001
------------------------------
William Sinclaire

* By: /s/ Jack R. Thompson
      ---------------------
      Jack R. Thompson
      Attorney-in-fact

                          BERGER WORLDWIDE FUNDS TRUST
                                  EXHIBIT INDEX

N-1A                                 EDGAR
Exhibit                              Exhibit
No.                                  No.                        Name of Exhibit
--------                             -------                    ---------------

(1)      Exhibit       23(a)                                    Trust Instrument

(2)      Exhibit       23(b)                                    Bylaws

         Exhibit       23(c)                                    Not applicable

         Exhibit       23(d)                                    Not applicable

(3)      Exhibit       23(e)-1                                  Distribution Agreement between Berger/BIAM
                                                                Worldwide Funds Trust and Berger Distributors
         LLC

*        Exhibit       23(e)-2       EX-99B.23(e)-2             Distribution Agreement between Berger
                                                                Worldwide Funds Trust and Berger Distributors
         LLC

         Exhibit       23(f)                                    Not applicable

(4)      Exhibit       23(g)-1                                  Custody Agreement between IFTC and Berger/BIAM
                                                                Worldwide Funds Trust

*        Exhibit       23(g)-2       EX-99B.23(g)-2             First Amendment to Custody Agreement among
                                                                State Street Bank and Trust, Berger Worldwide
                                                                Funds Trust, BBOI Worldwide LLC and Berger LLC

*        Exhibit       23(g)-2a      EX-99B.23(g)-2a            Form of Assignment of Custody and
                                                                Recordkeeping and Pricing Agent Agreement

*        Exhibit        23(g)-3       EX-99B.23(g)-3            Retirement Custody Agreement

*        Exhibit       23(g)-4       EX-99B.23(g)-4             Foreign Custody Agreement

(5)      Exhibit       23(h)-1                                  Form of Administrative Services Agreement for
                                                                Berger/BIAM International Fund

*        Exhibit       23(h)-1a      EX-99B.23(h)-1a            Form of Termination of Administrative Services
                                                                Agreement for Berger International Fund

*        Exhibit       23(h)-1b      EX-99B.23(h)-1b            Form of Administrative Services Agreement
                                                                between Berger LLC and Berger Worldwide Funds
                                                                Trust with respect to the Berger International
                                                                Fund

(6)      Exhibit       23(h)-2                                  Form of Administrative Services Agreement for
                                                                Berger/BIAM International Institutional Fund

*        Exhibit       23(h)-2a      EX-99B.23(h)-2a            Form of Termination of Administrative Services
                                                                Agreement for Berger/BIAM International Equity
                                                                Fund

*        Exhibit       23(h)-2b      EX-99B.23(h)-2b            Form of Administrative Services Agreement
                                                                between Berger LLC and Berger Worldwide Funds
                                                                Trust with respect to the International Equity
                                                                Fund

(7)      Exhibit       23(h)-3                                  Form of Administrative Services Agreement for
                                                                Berger/BIAM International CORE Fund

*        Exhibit       23(h)-3a      EX-99B.23(h)-3a            Form of Termination of Administrative Services
                                                                Agreement for Berger/BIAM International CORE
                                                                Fund

*        Exhibit       23(h)-3b      EX-99B.23(h)-3b            Form of Administrative Services Agreement
                                                                between Berger LLC and Berger Worldwide Funds
                                                                Trust with respect to the Berger International
                                                                CORE Fund

(8)      Exhibit       23(h)-4                                  Form of Sub-Administration Agreement between
                                                                BBOI Worldwide LLC and Berger LLC

*        Exhibit       23(h)-4a      EX-99B.23(h)-4a            Form of Termination of Sub-Administration
                                                                Agreement between BBOI Worldwide LLC and
                                                                Berger LLC

(9)      Exhibit       23(h)-5                                  Form of Recordkeeping and Pricing Agent Agreement

*        Exhibit       23(h)-5a      EX-99B.23(h)-5a            Third Amendment to Recordkeeping and Pricing
                                                                Agent Agreements between Worldwide Funds
                                                                Trust, Berger Worldwide Portfolios Trust and
                                                                State Street Bank and Trust Company

(10)     Exhibit       23(h)-6                                  Form of Agency Agreement

*        Exhibit       23(h)-6a      EX-99B.23(h)-6a            First Amendment to Agency Agreement among
                                                                IFTC, Berger Worldwide Funds Trust, BBOI
                                                                Worldwide LLC and Berger LLC

*        Exhibit       23(h)-6b      EX-99B.23(h)-6b            Form of Assignment of Agency Agreement

(11)     Exhibit       23(i)                                    Opinion and consent of Davis, Graham & Stubbs LLP

*        Exhibit       23(j)         EX-99B.23(j)               Consent of Price Waterhouse LLP

         Exhibit       23(k)                                    Not applicable

(12)     Exhibit       23(l)                                    Investment Letter from Initial Stockholder

(13)     Exhibit       23(m)-1                                  Rule 12b-1 Plan for Berger/BIAM International Fund

*        Exhibit       23(m)-2       EX-99B.23(m)-2             Rule 12b-1 Plan for Berger International Fund

         Exhibit       23(o)                                    Not Applicable

(14)     Exhibit       23(p)-1                                  Code of Ethics of the Berger Funds

(14)     Exhibit       23(p)-2                                  Code of Ethics of Berger LLC

*        Exhibit       23(p)-2a      EX-99B.23(p)-2a            Amended Code of Ethics of Berger LLC

(14)     Exhibit       23(p)-3                                  Code of Ethics of Berger Distributors LLC

(14)     Exhibit       23(p)-5       EX-99B.23(p)-5             Code of Ethics for Bank of Ireland Asset
                                                                Management (U.S.) Limited


----------

*       Filed herewith

Filed previously as indicated below and incorporated herein by reference:

(1) Filed as Exhibit 1 with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed August 19, 1996.

(2) Filed as Exhibit 2 with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed August 19, 1996.

(3) Filed as Exhibit 6 with Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed March 7, 1997.

(4) Filed as Exhibit 8 with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed August 19, 1996.

(5) Filed as Exhibit 9.2.1 with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed August 19, 1996.

(6) Filed as Exhibit 9.2.2 with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed August 19, 1996.

(7) Filed as Exhibit 9.2.3 with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed August 19, 1996.

(8) Filed as Exhibit 9.2.4 with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed August 19, 1996.

(9) Filed as Exhibit 9.3 with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed August 19, 1996.

(10) Filed as Exhibit 9.4 with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed August 19, 1996.

(11) Filed as Exhibit 10 with Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed October 8, 1996.

(12) Filed as Exhibit 13 with Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed October 8, 1996.

(13) Filed as Exhibit 15 with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed August 19, 1996.

(14) Filed as Exhibit number listed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Berger Institutional Products Trust, Filed April 28, 2000.